                                                                   Exhibit 10.13

The omitted portions indicated by an asterisk have been separately filed with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                   MANUFACTURING, SALES & MARKETING AGREEMENT

         THIS MANUFACTURING, SALES & MARKETING AGREEMENT (this "Agreement") is made and entered into as of April 26, 2002, by and between Nomaco Inc., a Delaware corporation with its principal place of business in Zebulon, North Carolina ("Nomaco"), and RBX Industries, Inc., a Delaware corporation with its principal place of business in Roanoke, Virginia ("RBX").

                              Statement of Purpose

         In recognition that RBX and Nomaco each has skills and resources superior to those of the other in respect of certain aspects of their businesses, Nomaco and RBX desire to improve their efficiency and competitiveness by entering into a business relationship in which RBX shall transfer to Nomaco rights relating to certain of RBX's polyethylene thermal mechanical insulation products and RBX shall serve as Nomaco's exclusive sales representative for such products, all in accordance with the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Definitions. Capitalized terms used in this Agreement shall have the meanings given to such terms in this Section 1 or elsewhere in this Agreement.

         (a) An "Acquisition" of a Person means (i) a consolidation or merger of such Person with or into any other Person in which either (A) greater than fifty percent (50%) of the capital stock or other ownership interests in such Person are transferred, or (B) such Person is not the surviving entity of such consolidation or merger; (ii) a transaction or series of related transactions resulting in the sale or transfer of greater than fifty percent (50%) of the capital stock or other ownership interests in such Person; or (iii) the sale of all or substantially all of the assets of such Person. Similarly, "Acquire" means to acquire a Person pursuant to an Acquisition and "Acquired" means to be acquired pursuant to an Acquisition.

         (b) A "Business" means any Person that is an entity, or any division or department of such a Person where such division or department is not a separate entity.

         (c) "Competitive Practices" means the practices of the primary competitors of RBX and Nomaco in the sale of Products (or products competitive with the Products) in the Markets.

         (d) "Confidential Information" means, confidential, non-public or proprietary information that is disclosed or made available by a party to the other party in connection with this Agreement, including, without limitation, specifications and technical information, inventions, developments, ideas, know-how, data, formulae, compositions, designs, processes, business and product plans, research and development plans or results and other information relating to the business, operations, finances, sales, marketing, customers, products or technology of such party, in each case whether disclosed or made available in oral, written, electronic, graphic or any other form. Confidential Information includes all copies, reproductions, notes and repositories thereof, whether in written, electronic, graphic or any other form. Notwithstanding the foregoing, "Confidential Information" shall not include: (i) information which is or becomes available to the general public through no breach of this Agreement; (ii) information which is possessed by the receiving party at the time of disclosure (and acquired with no breach of any confidentiality limitation known to the receiving party); (iii) information which is subsequently acquired from a third party who has a bona fide right to make such information available without restriction known to the receiving party; (iv) information which is independently developed by the receiving party without use of Confidential Information of the other party; or (v) information which is required to be disclosed by court order or applicable law or regulation, including, without limitation, the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (except that the party required to make disclosure shall promptly notify the other party of such court order, law or regulation and cooperate with the other party to limit the scope of disclosure required, to the extent such limitation is permitted by law or regulation).


         (e) "Current Prices" means the prices at which the Products will initially be sold to RBX Customers, as set forth on Exhibit A hereto as of
                                                    ---------
March 4, 2002, including any cash discounts and volume rebates and subject to any prepaid freight policies set forth thereon.


         (f) "Dispute" means any dispute between the parties arising out of or relating to this Agreement, including, without limitation, disagreements of the parties regarding commercial matters such as pricing, customer service, sales efforts, product, product quality, required inventories or alleged commercially unreasonable conduct of a party which threatens to be materially detrimental to the profitable manufacture and sale of Products hereunder, whether or not such dispute or disagreement is based upon a breach or alleged breach of this Agreement by either party.

         (g) "Excluded Products" means the products set forth on Exhibit B attached hereto, none of which shall be included within the meaning of "Products" as used herein.

         (h) "Gross Sales" means the gross amount of invoices to customers for the purchase and sale of Products. Freight (including insurance), rebates, distribution costs, warehouse fees, cash discounts for early payment and other costs associated with the movement of Products to customers shall not be deducted from Gross Sales. Return of Products or credit to customers for defective Products or Products that are accepted and authorized for return by Nomaco to balance or correct customer inventories shall be deducted from Gross Sales.

         (i) "Identified Parties" means any or all of *, or any successor to any of the foregoing Persons by Acquisition or otherwise.

         (j) "Insulation Division" means the division or Business of RBX that currently manufactures, markets and sells thermal mechanical insulation products or components thereof, or any successor thereto by Acquisition or otherwise.


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



         (k) "Losses" means any losses, claims, demands, penalties, liabilities, damages, fees, costs and expenses, including, without limitation, reasonable attorneys' fees and court costs.

         (l) "Manufacturing Transition Plan" means the manufacturing transition plan attached hereto as Exhibit C, which plan will include, among other things, terms relating to pricing, freight, cash discounts, volume rebates, credit terms and other material terms of sale.

         (m) "Manufacturing Transition Period" means the period commencing and ending on the dates set forth in the Manufacturing Transition Plan for the transition described therein.

         (n) "Marketing Transition Plan" means the marketing transition plan attached hereto as Exhibit D.

         (o) "Marketing Transition Period" means the period commencing and ending on the dates set forth in the Marketing Transition Plan for the transition described therein.

         (p) "Markets" means all of the following customers in the United States, United States possessions and territories, Canada, and Mexico: HVAC wholesalers, plumbing supply wholesalers, mechanical parts wholesalers, refrigeration wholesalers, industrial and commercial distributors, commercial insulation contractors, and retailers and catalogue houses buying and reselling Products to the commercial, institutional, residential, industrial, mercantile and shipyard construction markets.

         (q) "Nomaco K-Flex" means Nomaco K-Flex, LLC, a North Carolina limited liability company.

         (r) "Nomaco Marks" means the trademarks and/or trade names of Nomaco listed on Exhibit E attached hereto.

         (s) "Other Agreement" means the Manufacturing, Sales and Marketing Agreement between RBX and Nomaco K-Flex dated as of the date hereof.

         (t) "Person" means any individual, corporation, limited liability company, partnership, company, sole proprietorship, joint venture, trust, estate, association, organization, labor union, governmental agency or authority or other entity.

         (u) "Products" means polyethylene thermal mechanical insulation products consisting of tubular, sheet and roll materials used to insulate piping, ducts, vessels, tanks, chillers and HVAC equipment, including, without limitation, the products described on Exhibit F attached hereto, including any enhancements, changes, improvements or additions thereto. Notwithstanding the foregoing, "Products" shall not include, and this Agreement shall not apply to, the Excluded Products.

         (v) "RBX Customers" means each customer of RBX for which Current Prices are provided on Exhibit A attached hereto.

         (w) "RBX Inventory Products" means products manufactured by RBX prior to the date of this Agreement and available for sale on the date hereof, as such products are described on Exhibit G attached hereto.

         (x) "RBX Marks" means the trademarks and/or trade names of RBX listed on Exhibit H attached hereto.

         (y) "RBX Transition Products" means products RBX is permitted to manufacture under the Manufacturing Transition Plan, as such products are described in the Manufacturing Transition Plan.

         (z) "Sales Team Transition Plan" means the sales team transition plan attached hereto as Exhibit I.

         2. Appointment. Subject to the terms and conditions of this Agreement,
(a) Nomaco hereby appoints RBX as its exclusive representative responsible for sales and marketing of the Products to the Markets; and (b) RBX hereby appoints Nomaco as its exclusive representative responsible for the manufacturing of the Products for the Markets.

         3. Manufacturing.

         (a) Manufacturing of Products Generally. Except as provided in Sections 3(b) and 3(c), all Products to be marketed and sold in the Markets shall be manufactured exclusively by Nomaco.

         (b) Limited Manufacturing and Sales of RBX Products. Notwithstanding any provision of this Agreement, the parties agree that (i) RBX may sell the RBX Inventory Products in accordance with the Manufacturing Transition Plan and Marketing Transition Plan; and (ii) RBX may manufacture and sell the RBX Transition Products in accordance with the Manufacturing Transition Plan and during the Manufacturing Transition Period. All sales of such RBX Inventory Products and RBX Transition Products (collectively, "RBX Products") shall be transactions solely between RBX and its customers and RBX shall be solely responsible for all such sales, including, without limitation, pricing (consistent with historical practices), collection from customers, customer service and support, warranty claims and product liability claims. Such RBX Products shall be sold solely under the RBX Marks and no reference to Nomaco or use of the Nomaco Marks shall be used in any such sales or placed on any such RBX Products. Nomaco shall have no responsibility or liability with respect to the RBX Products or any manufacturing or sales thereof and RBX shall indemnify Nomaco in connection with the design, manufacturing, marketing and sale of the RBX Products in accordance with Section 9.

         (c) Additional Manufacturing and Sale of Products by RBX. The parties shall meet periodically to determine their respective manufacturing capacities. Nomaco reserves the right, upon written notice (the "Nomaco Notice") to RBX and subject to the conditions set forth in this Section 3(c), to require RBX to commence the manufacture of one or more of the Products for sale to Nomaco. Any such notice shall specify:

         (i) the Products that RBX shall be required to manufacture for sale to Nomaco and the specifications thereof;

         (ii) the quantities, expressed on a monthly basis, of the Products that RBX shall be required to manufacture for sale to Nomaco and the number of months in which such quantities shall be required;

         (iii) the purchase price that Nomaco is prepared to pay to RBX for any such Products and the rate of commission that Nomaco is prepared to pay RBX in connection with the resale of such Products by RBX for Nomaco's account; and

         (iv) any other terms and conditions that Nomaco shall propose with respect to the manufacture, sale and resale of any such Products.

In the event RBX has available capacity in its existing manufacturing facilities for the manufacture of any such Products, or can develop additional capacity in its existing manufacturing facilities through the retooling or other modification of such facilities for the manufacture of any such Products, without incurring any material capital expenditure or expense in connection with any such retooling or modification (such available capacity or additional capacity, the "Requisite Capacity"), RBX shall, within thirty (30) days of receiving the Nomaco Notice, provide Nomaco with written notice (the "RBX Notice") of the terms and conditions on which it shall be willing to manufacture and sell any such Products and shall thereafter cooperate with Nomaco in negotiating the definitive terms and conditions that shall govern the manufacture, sale and resale of any such Products. In no event, however, shall either party be required to accept any terms and conditions relating to the manufacture, sale and resale of any such Products that it determines, in the exercise of its sole discretion, to be commercially unreasonable. In the event RBX does not have the Requisite Capacity for the manufacture of such Products without incurring any material capital expenditure or expense in connection therewith, RBX shall, within thirty (30) days of receiving the Nomaco Notice, notify Nomaco of such capacity restraint. After delivery of the notice described in the sentence immediately preceding, neither Nomaco nor RBX shall have any further rights, duties or obligations under this Section 3(c).

         (d) Transition Assistance. Each party shall cooperate in the transition of manufacturing responsibilities to Nomaco during the Manufacturing Transition Period and perform its respective obligations under the Manufacturing Transition Plan. Payment of each party's costs and expenses incurred in connection with such activities shall be in accordance with the Manufacturing Transition Plan.

         (e) Product Specifications. The parties shall consult with each other in establishing Product specifications; provided, however, that all Product specifications shall be finally determined by Nomaco in Nomaco's sole discretion, after consultation with RBX.

         (f) Changes in Products; No Obligation to Introduce New Products. Nomaco may modify or discontinue any Products or Product lines in Nomaco's sole discretion, after consultation with RBX, upon six (6) months prior written notice to RBX. New Products (as defined herein), Products, Product lines and any enhancement, change, improvement or addition of or to any Product will be introduced into the Market in Nomaco's sole discretion and Nomaco shall not be required to commercialize or introduce into the Market any such New Product, Product, Product line, enhancement, change, improvement or addition.

         (g) New Products. If either Nomaco or RBX (the "Developing Party") at any time develops a new product (or an enhancement, change, improvement or addition to an existing product) which is competitive with (or which replaces) any of the Products in or for the Market but which is not initially included within the meaning of "Products" as used herein (as applicable, the "New Product"), the Developing Party shall notify the other party in writing (the "New Product Notice") prior to manufacturing, marketing, distributing, selling or otherwise commercializing such New Product (including by assigning or licensing to any other Person any intellectual property rights therein), or distributing or selling any raw materials to any Person whom the Developing Party has reason to know intends to use, or to distribute or sell to any other Person whom the Developing Party has reason to know intends to use, such raw materials in the manufacture of such New Product, or entering into any letter of intent, contract or agreement with any other Person relating to any of the foregoing. Except to the extent the non-Developing Party otherwise elects as provided below, such New Product shall then automatically become a "Product" covered by the terms and conditions of this Agreement (other than the amount of Commission set forth in Section 6(a)) effective as of the date of the New Product Notice; provided, however, that the parties, each negotiating in good faith and after taking into consideration any applicable Competitive Practices, agree in writing on the amount of Commission payable on sales of such New Product within sixty (60) days after the non-Developing Party's receipt of the New Product Notice (the "Commission Determination Period"). Notwithstanding the foregoing, the non-Developing Party may elect not to include such New Product as a "Product" covered by this Agreement by notifying the Developing Party in writing within sixty (60) days after the non-Developing Party's receipt of the New Product Notice. If the non-Developing Party makes such election or if the parties fail to agree on the amount of Commission payable on sales of such New Product prior to the expiration of the Commission Determination Period, then such New Product shall not become a "Product" covered by this Agreement and the Developing Party shall be entitled to manufacture, market, distribute and sell, or have manufactured, marketed, distributed and sold by any other Person, such New Product and any raw materials for use in the manufacture thereof and the non-Developing Party shall have no right, title or interest in or to such New Product or raw materials or to any revenues generated from the manufacture, marketing, distribution or sale thereof by or for the Developing Party. If a New Product becomes a "Product" covered by this Agreement in accordance with this Section, the Developing Party shall, for no additional consideration, grant to the non-Developing Party such licenses and other rights, if any, as may be necessary for the non-Developing Party to perform its obligations under this Agreement with respect to such New Product, effective as of the date on which such New Product becomes a "Product" covered by this Agreement.

         4. Sales and Marketing.

         (a) Sales and Marketing of Products. Except as provided in the Marketing Transition Plan, all Products to be marketed and sold to the Markets shall be marketed and sold by RBX. RBX shall diligently and in good faith use commercially reasonable efforts to market and promote sales of the Products in the Markets to achieve maximum profitable sales volume. Without limiting the foregoing, RBX shall perform the following specific tasks:

         (i) develop and maintain a sales team fully dedicated to the marketing and sales of Products to the Markets (the "Sales Team"), such Sales Team to be developed in accordance with the Sales Team Transition Plan and to at a minimum include sales representatives in such number and with such qualifications as is then consistent with Competitive Practices;

         (ii) cause the Sales Team to regularly call upon and visit customers and potential customers in the Markets, to include at a minimum such volume and frequency of calls and visits as is then consistent with Competitive Practices;

         (iii) cause one or more members of the Sales Team to attend the following trade shows each year: NIA, ARW, ASHRAE, HVAC and other major trade shows in the United States, Canada and/or Mexico relating to the Products and/or the Markets;

         (iv) prepare brochures and promotional literature for the Products, to include at a minimum such quality, volume and placement of brochures and promotional literature as is then consistent with Competitive Practices; provided, however, that all such brochures and promotional literature shall be subject to the prior written approval of Nomaco, which approval shall not be unreasonably withheld, conditioned or delayed;

         (v) purchase advertising for the Products, to include at a minimum such quality, volume and placement of advertising as is then consistent with Competitive Practices; provided, however, that all such advertising shall be subject to prior written approval of Nomaco, which approval shall not be unreasonably withheld, conditioned or delayed;

         (vi) submit to Nomaco on a monthly basis during each calendar month, detailed sales reports (to include at a minimum a report on activities described in items (i) through (v) above undertaken during the immediately preceding month) and such other reports and information reasonably requested by Nomaco relating to RBX sales and marketing efforts during the immediately preceding month;

         (vii) establish sales incentive programs for members of the Sales Team, to include at a minimum such sales incentives as are then consistent with Competitive Practices;

         (viii) submit to Nomaco on a monthly basis on or before the tenth
(10th) day of each calendar month, a good faith forecast of sales of Products during the three (3) month period commencing with the calendar month in which the forecast is delivered (a "Forecast"); and

         (ix) promptly inform Nomaco as to any material complaints from customers or other problems relating to any Products and promptly communicate to Nomaco any and all material modifications, design changes or improvements of the Products suggested by any customer or other Person, including any member of the Sales Team.

         (b) Inventory; Shipment. Nomaco shall diligently and in good faith use commercially reasonable efforts to maintain an adequate inventory of Products and, in consultation with RBX, to adopt a shipping policy that allows for shipment of Products to customers in the Markets within lead times which are consistent with Competitive Practices. Available inventory of Products shall be allocated in the sole discretion of Nomaco.

         (c) Customer Service and Support. The parties agree that customer service and support shall be allocated between the parties as follows: (i) RBX shall provide, at its sole cost and expense, all technical customer and sales service and support for the Products, including, without limitation, pre-order entry sales and technical support; and (ii) Nomaco shall provide, at its sole cost and expense, logistical service and support for sales of the Products, including, without limitation, order entry service regarding shipments and inventory availability. In addition to the foregoing, each party, at its sole cost and expense, shall assist the other party in providing such customer service and support as reasonably requested by the other party from time to time.

         (d) Information Management System. Nomaco shall provide and maintain, at Nomaco's expense, an information management system that allows communication between Nomaco and RBX relating to customer orders, credits, shipments and customer communication. RBX shall have confidential electronic access on such information management system to information relating to inventories, inventory locations, orders, credits, shipments and customer communication relating to Products sold or to be sold under this Agreement. All such information and such information management system shall constitute "Confidential Information" of Nomaco under this Agreement and, in addition to the restrictions on use or disclosure of Confidential Information contained herein, RBX shall comply with all of Nomaco's reasonable written instructions and policies in effect from time to time to maintain the confidentiality and security of all such information and any information system on which it may be located.

         (e) Sales Team. The parties acknowledge that the initial Sales Team shall include employees and independent sales representatives of RBX and persons who RBX may hire as employees or engage as independent sales representatives that are currently employed by Nomaco. Upon the termination of this Agreement for any reason, the parties agree that, as between the parties, members of the Sales Team may be hired as employees or engaged as independent sales representatives only by the party for which each such Person originally served as an employee or independent sales representative, or, after a period of one
(1) year from the termination date, by either party; provided, however, that RBX shall be deemed to be the originating employer of all members of the Sales Team who are hired by RBX during the duration of this Agreement and who were not previously employed by Nomaco.

         (f) Distribution Channels; Marketing Plans, Customer Selection and Marketing and Sales Management. Marketing plans, advertising, channels of distribution, customer selection, marketing and sales management and all applicable budgets and expenditures shall be determined at the sole discretion of RBX, after consultation with Nomaco; provided, however, that (i) RBX shall at all times comply with its obligations under Section 4(a); and (ii) all customer orders remain subject to acceptance by Nomaco in accordance with Section 5(b) notwithstanding any customer selection by RBX.


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         (g) Marks. RBX hereby grants to Nomaco an exclusive, royalty free license to use the RBX Marks for the marketing and sale of the Products in the Markets until the expiration or termination of this Agreement; provided however, that the foregoing shall not prohibit RBX from using the RBX Marks in connection with (i) the performance of its obligations hereunder with respect to the RBX Products sold under the RBX Marks in accordance with the Marketing Transition Plan and during the Marketing Transition Period; or (ii) manufacturing, marketing, distribution and sale of New Products to the extent permitted in
Section 3(g). RBX shall market and sell the Products in the Markets only under the Nomaco Marks or, if and as directed by Nomaco, under the RBX Marks exclusively licensed to Nomaco as set forth above, and under no other name or description. RBX shall not use or permit the use of any Nomaco Marks in connection with any other products and use of the Nomaco Marks shall at all times be in accordance with Nomaco's reasonable written trademark or trade name use policies in effect from time to time. Notwithstanding the foregoing, RBX may market and sell Products under the RBX Marks in accordance with the Marketing Transition Plan and during the Marketing Transition Period.

         (h) Supplier Relationships. Each of Nomaco and RBX shall diligently and in good faith use commercially reasonable efforts to include the other in their supplier relationships such that Nomaco and RBX may each be able to take advantage of the other party's pricing with such suppliers.

         (i) Authority of RBX. The authority of RBX hereunder is limited to marketing and promoting sales of the Products in the Markets. RBX does not have, and shall not hold itself out as having, any right, power or authority (i) to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon Nomaco or (ii) to accept legal process on behalf of Nomaco.

         (j) Authority of Nomaco. The authority of Nomaco hereunder is limited to manufacturing and sales of Products to its customers in the Markets. Nomaco does not have, and shall not hold itself out as having, any right, power or authority (i) to create any contract or obligation, either express or implied, on behalf of, in the name of, or binding upon RBX or (ii) to accept legal process on behalf of RBX.

         (k) Conduct. In performing its obligations hereunder, each party agrees that it (i) shall not engage in any unethical business practice; (ii) shall not participate in any conduct detrimental to the other party or which would create a conflict of interest with respect to RBX and Nomaco; (iii) shall not misrepresent the Products or its authority hereunder; and (iv) shall maintain in effect at all times during the term of this Agreement all licenses, permits, authorizations and approvals required in order to carry out its obligations hereunder.

         (l) Commercial Insurance Coverage. Until the termination of this Agreement and continuing for a period of six years thereafter, each party, at its sole cost and expense, shall secure from an insurance company reasonably acceptable to the other party and licensed to do business within the State of North Carolina and the State of Virginia, and maintain throughout such term, commercial liability insurance coverage, which shall include coverage against products-completed operations hazards, with limits of insurance as follows: (i) general aggregate limit (other than products-completed operations hazards coverage), no less than $5,000,000; (ii) products-completed operations hazards coverage, no less than $2,000,000; and (iii) each liability occurrence, no less than $2,000,000. Such insurance coverage shall (in the case insurance coverage obtained by Nomaco) name RBX as an additional insured-broad form vendor. Additionally, such insurance coverage shall provide that it will not be canceled or amended except after thirty days' prior written notice to the other party. Upon receipt of a written request, each party shall deliver to the other party a certificate of insurance satisfactory to such other party evidencing the existence of such insurance coverage, such delivery to be made (A) upon the execution and delivery hereof and (B) at least ten days prior to the expiration of any such insurance coverage.

         5. Sales to Customers.

         (a) Sales. All sales of Products shall be consummated through transactions between Nomaco and customers (and RBX shall not be a party to any such sales transactions).

         (b) Orders. All orders shall be submitted to, and are subject to written acceptance by Nomaco at Nomaco's offices in Zebulon, North Carolina, or any other location designated by Nomaco. Nomaco may reject any order in its sole discretion for any reason, including, without limitation, due to prices, freight or other economic terms relating to such order, and no such rejection of any order or orders by Nomaco shall constitute a breach of this Agreement or be deemed bad faith conduct by Nomaco. Nomaco may, in its sole discretion, after consultation with RBX, accept or reject any order and establish minimum orders and (subject to the conditions set forth in Section 5(d)) credit restrictions.


         (c) Pricing. All Product pricing, including, without limitation, cash discounts, freight, payment terms and volume rebates shall be determined by Nomaco in Nomaco's sole discretion, after consultation with RBX in order to meet competitive structures within the Markets. Notwithstanding the foregoing, the Current Prices for sales of Products to RBX Customers shall be effective for a period of one (1) year from the date of this Agreement, unless altered by the mutual consent of the parties in writing or transmitted electronically, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that the foregoing restrictions shall be deemed to have been satisfied with respect to any particular sale of Products if no claim that such restrictions have been breached is made by either party in writing delivered to the other party within ninety (90) days after the date of invoice for such sale.


         (d) Terms of Sale. All sales of Products by Nomaco shall be subject to Nomaco's standard terms and conditions of sale as in effect from time to time (the "Terms and Conditions of Sale"). Nomaco's current Terms and Conditions of Sale are set forth on Exhibit J attached hereto. The Terms and Conditions of Sale may be modified by Nomaco in its sole discretion, after consultation with RBX, upon six (6) months written notice to RBX, or earlier by mutual agreement of the parties.

         (e) Limited Product Warranty. The only Product warranty given by Nomaco is the standard Nomaco limited warranty to customers contained in the Terms and Conditions of Sale (the "Limited Warranty"). EXCEPT FOR THE LIMITED WARRANTY TO CUSTOMERS CONTAINED IN THE TERMS AND CONDITIONS OF SALE, NOMACO MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, ARISING BY LAW, OUT OF ANY COURSE OF DEALING OR PERFORMANCE, CUSTOM, INDUSTRY STANDARD OR OTHERWISE, AS TO ANY MATTER WHATSOEVER, INCLUDING, WITHOUT LIMITATION, THE PRODUCTS, THE CONDITION, QUALITY, SAFETY, PERFORMANCE OR RESULTS OF THE PRODUCTS, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY EXPRESSLY DISCLAIMED. WITHOUT LIMITING THE FOREGOING, NOMACO MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND TO RBX RELATING TO THE PRODUCTS. RBX shall inform each of its customers for the Products of Nomaco's Limited

Warranty; provided, however, that RBX shall not make or give any other representation, warranty, guaranty or assurance regarding the Products or the condition, quality, safety, performance, merchantability or fitness for a particular purpose of the Products.

         6. Commissions.

         (a) Amount. During the term of this Agreement, Nomaco shall pay RBX a commission (a "Commission") in an amount equal to * percent (*%) of Gross Sales in connection with Products sold by Nomaco hereunder, except for sales to Thermwell Products a/k/a Frost King, for which the Commission shall be * percent (*%) of Gross Sales. The payment of Commission shall be the sole and exclusive consideration payable by Nomaco to RBX under this Agreement, and RBX shall not be entitled to any other payment or commission from Nomaco of any kind. No Commission shall be payable by Nomaco in connection with any sales of RBX Products which sales shall be for the sole account of RBX.

         (b) Payment. Commissions shall be payable by Nomaco on a monthly basis within thirty (30) days after the end of each calendar month based on sales of Products invoiced during such month. All Products sold hereunder shall be invoiced in the calendar month during which such Products are shipped.

         (c) Return of Commissions. If any Nomaco invoice is not paid in full by a customer within ninety (90) days after the due date, Nomaco may deduct from the next monthly Commission payment to RBX the amount of any Commission previously paid by Nomaco to RBX based on such invoice. If Nomaco deducts such Commission as permitted above and such invoice is subsequently paid in part or in full by the customer, Nomaco shall pay to RBX in the next monthly Commission payment the portion of the Commission deducted by Nomaco corresponding to the portion of such invoice paid by the customer. Notwithstanding the foregoing, if, after prior written notice to, and over the written good faith objection of, RBX, a sale of Products is made by Nomaco on payment terms that vary from the standard payment terms then in effect for such customer, or in the event that Nomaco, after prior written notice to, and over the written good faith objection of, RBX, makes a sale to a customer with a past due balance with respect to a previous sale, then RBX shall be entitled to its full Commission with respect to each such sale, and no deduction of Commissions shall be made with respect to such sale by Nomaco. In addition to the foregoing, Nomaco may deduct from the next monthly Commission payment to RBX the amount of any Commission previously paid by Nomaco to RBX with respect to the invoiced amount of any sale which is subsequently excluded from the definition of "Gross Sales" pursuant to the final sentence of the definition thereof in Section 1(i).

         (d) Supporting Documentation. With respect to each payment of Commissions hereunder, Nomaco shall provide to RBX supporting documentation reflecting the invoices for which the Commission is paid and the calculation of Gross Sales relating thereto.

         (e) Good Faith Negotiation. In the event that a change in conditions and/or practices in the Market, including, without limitation, a substantial drop in prices of Products being sold by competitors in the Market, materially adversely affects one or both of the parties to this Agreement, the parties agree to promptly negotiate in good faith to identify and implement any modifications to the terms of this Agreement, including the amount and/or timing of Commission payments hereunder, that are mutually determined by the parties, after negotiating in good faith, to be necessary or appropriate in order to respond to such changes in conditions and/or practices in the Market.

         7. Exclusivity; Non-Competition. During the term of this Agreement, except for limited manufacturing and sales of RBX Products and Products in accordance with Sections 3(b) and 3(c) and except for the manufacturing, marketing, distribution and sales of New Products or raw materials used in the manufacture thereof to the extent permitted under Section 3(g), RBX shall not, directly or indirectly, alone, through any of its affiliates or any Business Acquired by RBX, or together with or on behalf of any other Person, including as a shareholder, member, manager, partner, owner, joint venturer, licensor (or sublicensor), licensee (or sublicensee), investor, lender, agent, representative or consultant of, for or to another Person, (a) engage in manufacturing of any Products (or any products competitive with the Products) in or for the Markets (it being agreed by the parties that all existing and future RBX opportunities for Product and competitive product sales in the Markets shall be manufactured exclusively by Nomaco except as otherwise provided in Sections 3(b), 3(c) and 3(g)); (b) market, distribute, sell or promote any Products (or any products competitive with the Products) in or for the Markets other than Products manufactured by Nomaco pursuant to this Agreement; (c) market, distribute, sell or promote polyethylene products, or other raw materials, to any Person whom RBX has reason to know intends to use, or to distribute or sell to any other Person whom RBX has reason to know intends to use, such polyethylene products or other raw materials in the manufacture of Products (or any products competitive with the Products) in or for the Markets; or (d) market, distribute, sell or promote any extruders or other equipment used in the manufacture of Products, to any other Person from the date hereof until January 1, 2003, and thereafter to any Person whom RBX has reason to know intends to use, or to distribute or sell to any other Person whom RBX has reason to know intends to use, such extruders or other equipment in the manufacture of Products (or any products competitive with the Products) in or for the Markets. During the term of this Agreement, except for the manufacturing, marketing, distribution and sales of New Products or raw materials used in the manufacture thereof to the extent permitted under Section 3(g), Nomaco shall not, directly or indirectly, alone, through any of its affiliates or any Business Acquired by Nomaco, or together with or on behalf of any other Person, including as a shareholder, member, manager, partner, owner, joint venturer, licensor (or sublicensor), licensee (or sublicensee), investor, lender, agent, representative or consultant of, for or to another Person, sell any Products (or any products competitive with the Products) in or for the Markets other than through RBX pursuant to this Agreement. Notwithstanding the foregoing, if either party (or, in the case of RBX, either RBX or the Insulation Division) is Acquired by any of the Identified Parties and the other party does not terminate this Agreement as a result of such Acquisition pursuant to Section 14(b)(iii) or Section 14(b)(iv), as the case may be, then such Acquisition and the resulting relationship between the Acquired party and Acquiring party shall not be deemed to be a breach of this Section.

         8. Intellectual Property. RBX acknowledges and agrees that Nomaco owns and shall retain sole and exclusive ownership, now and in the future, in all patents, copyrights, trademarks, service marks, trade names, trade secrets, inventions, discoveries, ideas, technologies, know-how, designs, specifications, formulae, works of authorship and other intellectual property rights relating to the Products (collectively, the "Intellectual Property").

Except for the limited right to use the Nomaco Marks granted in Section 4(g), nothing in this Agreement shall be construed to grant RBX any license or other right, title or interest in or to any Intellectual Property. RBX agrees not to do anything to infringe upon, harm or contest the validity of any Intellectual Property or any rights of Nomaco therein. RBX further agrees to promptly notify Nomaco if it becomes aware of any infringement of any Intellectual Property. Except for the limited right to use the RBX Marks granted in Section 4(g), nothing in this Agreement shall be construed to grant Nomaco any license or other right, title or interest in or to any of the RBX Marks. Nomaco agrees not to do anything to infringe upon, harm or contest the validity of the RBX Marks or any rights of RBX therein. Nomaco further agrees to promptly notify RBX if it becomes aware of any infringement of any of the RBX Marks.

         9. Indemnification.

         (a) Indemnification by RBX. RBX agrees to indemnify and hold Nomaco, its directors, officers, employees, agents and representatives, harmless from and against any and all Losses in any manner arising out of, relating to or in connection with (i) a breach by RBX of any of its representations, warranties or agreements contained in this Agreement or the Exhibits attached hereto; (ii) the design, manufacturing, sales or marketing of the RBX Products or any other products (including any other Products) manufactured by RBX at any time; or
(iii) the sales or marketing of the Products.

         (b) Indemnification by Nomaco. Nomaco agrees to indemnify and hold RBX, its directors, officers, employees, agents and representatives, harmless from and against any and all Losses in any manner arising out of, relating to or in connection with (i) a breach by Nomaco of any of its representations, warranties or agreements contained in this Agreement or the Exhibits attached hereto; or
(ii) a customer claim against RBX regarding the design or manufacturing of the Products or the failure of any Product to meet the Product specifications established with respect thereto by Nomaco pursuant to Section 3(e) hereof.

         (c) Indemnification Procedures for Third Party Claims.

                  (i) If a third party commences a lawsuit or arbitration (a "Third-Party Claim") against any Person (the "Indemnified Party") with respect to any matter that the Indemnified Party might make a claim for indemnification against any party (the "Indemnifying Party") under this Section 9, then the Indemnified Party must notify the Indemnifying Party thereof in writing of the existence of such Third-Party Claim and must deliver copies of any documents served on the Indemnified Party with respect to the Third-Party Claim; provided, however, that any failure to notify the Indemnifying Party or deliver copies will not relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party is materially prejudiced by such failure.

                  (ii) Upon receipt of the notice described in Section 9(c)(i), the Indemnifying Party will have the right to defend the Indemnified Party against the Third-Party Claim with counsel reasonably satisfactory to the Indemnified Party so long as (A) within ten (10) days after receipt of such notice, the Indemnifying Party notifies the Indemnified Party in writing that the Indemnifying Party will, subject to the limitations of this Section 9, indemnify the Indemnified Party from and against any Losses the Indemnified Party may incur arising out of, relating to or in connection with the Third-Party Claim, (B) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third-Party Claim and fulfill its indemnification obligations hereunder, (C) the Indemnifying Party is not a party to the applicable proceeding or the Indemnified Party has determined in good faith that there would be no conflict of interest or other inappropriate matter associated with joint representation, (D) the Third-Party Claim does not involve, and is not likely to involve, any claim by any governmental body or authority, (E) the Third-Party Claim involves only money damages and does not seek an injunction or other equitable relief, (F) settlement of, or an adverse judgment with respect to, the Third-Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, (G) the Indemnifying Party conducts the defense of the Third-Party Claim actively and diligently and
(H) the Indemnifying Party keeps the Indemnified Party apprised of all developments, including settlement offers, with respect to the Third-Party Claim and permits the Indemnified Party to participate in the defense of the Third-Party Claim.

                  (iii) So long as the Indemnifying Party is conducting the defense of the Third-Party Claim in accordance with Section 9(c)(ii), (A) the Indemnifying Party will not be responsible for any attorneys' fees incurred by the Indemnified Party regarding the Third-Party Claim (other than attorneys' fees incurred prior to the Indemnifying Party's assumption of the defense pursuant to Section 9(c)(ii)) and (B) neither the Indemnified Party nor the Indemnifying Party will consent to the entry of any judgment or enter into any settlement with respect to the Third-Party Claim without the prior written consent of the other party, which consent will not be withheld unreasonably.

                  (iv) If any condition in Section 9(c)(ii) is or becomes unsatisfied, (A) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third-Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), (B) the Indemnifying Party will reimburse the Indemnified Party promptly and periodically (but no less often than monthly) for the costs of defending against the Third-Party Claim, including attorneys' fees and expenses, and (C) the Indemnifying Party will remain responsible for any Losses the Indemnified Party may incur relating to or arising out of the Third-Party Claim to the fullest extent provided in this Section 9.

         10. Limitation of Liability. EXCEPT FOR BODILY INJURY OR DEATH OF A PERSON (INCLUDING ANY CLAIM UNDER SECTION 9 TO THE EXTENT RELATING THERETO), NEITHER PARTY SHALL IN ANY EVENT BE LIABLE UNDER ANY CIRCUMSTANCES, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY) OR OTHERWISE, FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOSSES ARISING FROM THIS AGREEMENT, THE PRODUCTS OR OTHERWISE, INCLUDING, WITHOUT LIMITATION, LOST PROFITS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES OR LOSSES.

         11. Confidentiality.

         (a) Confidential Information. Each party acknowledges that it may receive or receive access to Confidential Information of the other party in connection with this Agreement. Each party agrees to hold in confidence and not to, directly or indirectly, use or disclose to any other person any Confidential Information of the other party, except to the extent expressly permitted hereunder in connection with the performance of this Agreement, including, without limitation, to reverse engineer or attempt to reverse engineer any products manufactured by the other party. Each party may disclose Confidential Information of the other party to its lenders, employees, advisors and representatives who have a need to know such Confidential Information in connection with the transactions described herein and who agree to be bound by the terms hereof; provided, however, that each party agrees that a breach of this Section by any of its lenders, employees, advisors or representatives shall constitute a breach by such party.

         (b) Return of Confidential Information. Upon the termination of this Agreement for any reason, each party shall return to the other party all Confidential Information of the other party.

         (c) Duration. The obligations of the parties under this Section shall survive the termination of this Agreement for a period of five (5) years, except that the obligations of the parties under this Section shall survive the expiration of such five (5) year period and thereafter continue to remain in effect with respect to Confidential Information that is a trade secret under applicable law.

         12. Expansion of Business; Participation Right; Acquisition Transition Plan.

         (a) Acquisition of Competitor by RBX or Nomaco. If (i) RBX Acquires a Business, including, without limitation, any of the Identified Parties, that is competitive with the business of RBX contemplated by this Agreement, or (b) Nomaco Acquires a Business, including, without limitation, any of the Identified Parties, that is competitive with the business of Nomaco contemplated by this Agreement, then from and after the date of any such Acquisition, (y) if such Business is Acquired by RBX, such Business shall be regarded as an integral part of RBX, and shall join RBX in conducting the sales and marketing activities of RBX described herein, or (z) if such Business is Acquired by Nomaco, such Business shall be regarded as an integral part of Nomaco, and shall join Nomaco in conducting the manufacturing activities of Nomaco described herein. In either such case, the party Acquiring such Business (i.e. RBX or Nomaco, as the case may be) shall, upon request of the other party hereto, cause such Business to join as a party to this Agreement and agree to be bound by the same obligations as the party Acquiring such Business.

         (b) Acquisition of Identified Parties; Participation Right. If either RBX or Nomaco (as applicable, the "Buyer") enters into any letter of intent, contract or agreement to Acquire any of the Identified Parties, the Buyer shall promptly notify the other party hereto (i.e. RBX or Nomaco, as the case may be) (the "Other Party") in writing of such proposed Acquisition (the "Acquisition Notice"), such Acquisition Notice to be delivered promptly upon entering into any such letter of intent, contract or agreement and in any event within ten
(10) days. The Other Party shall have a right to participate in such Acquisition in the same manner and to the same extent (or to such lesser extent as may be elected by the Other Party) as the Buyer (the

"Participation Right"). The Participation Right shall be exercisable by the Other Party by delivery to the Buyer of written notice of its intent to exercise the Participation Right within ninety (90) days after receipt of the Acquisition Notice, after which time the Participation Right shall automatically terminate with respect to such Acquisition. If the Other Party exercises the Participation Right with respect to such Acquisition, then the Buyer shall use its commercially reasonable efforts to include the Other Party as a buyer in such Acquisition in the same manner and to the same extent (or to such lesser extent as may be elected by the Other Party) as the Buyer. If the Identified Party or Identified Parties to be Acquired do not consent to the participation of the Other Party in accordance with this Section within sixty (60) days after delivery of such written notice of intent to exercise the Participation Right or the nature of the Acquisition otherwise prevents the Other Party from participating therein, then the Other Party may terminate this Agreement.

         (c) Acquisition Transition Plan. If either party closes an Acquisition, then the parties shall promptly negotiate in good faith the terms of an acquisition transition plan to address any transition issues relating to each party's continuing performance of its obligations under this Agreement, including, without limitation, any divestiture that may be required by the party making such Acquisition in order to comply with the terms of Section 7.

         13. Representations and Warranties.

         (a) Representations and Warranties of RBX. RBX represents and warrants to, and covenants and agrees with, Nomaco that (i) the execution, delivery and performance of this Agreement by RBX has been duly and validly authorized in accordance with all applicable laws; (ii) RBX will perform its obligations hereunder in compliance with all applicable laws, rules and regulations; (iii) the execution, delivery and performance of this Agreement by RBX will not violate any right of, or breach any obligation to, any third party under any agreement or arrangement between it and any other Person; (iv) Exhibit A sets forth the current prices, cash discounts, volume rebates and prepaid freight policies applicable to each RBX Customer for Products in the Market, and Exhibit A contains no untrue statement of material fact; and (v) all of the financial and other information set forth or referenced on Exhibit K attached hereto relating to the Insulation Division has been provided by RBX to Nomaco, is true and correct in all material respects and, with respect to the subject matter contained therein, does not omit to state any material fact necessary to make the information therein not misleading.

         (b) Representations and Warranties of Nomaco. Nomaco represents and warrants to, and covenants and agrees with, RBX that (i) the execution, delivery and performance of this Agreement by Nomaco has been duly and validly authorized in accordance with all applicable laws; (ii) Nomaco will perform its obligations hereunder in compliance with all applicable laws, rules and regulations; (iii) the execution, delivery and performance of this Agreement by Nomaco will not violate any right of, or breach any obligation to, any third party under any agreement or arrangement between it and any other Person; and (iv) all of the financial and other information set forth or referenced on Exhibit L attached hereto relating to Nomaco has been provided by Nomaco to RBX, is true and correct in all material respects and, with respect to the subject matter contained therein, does not omit to state any material fact necessary to make the information therein not misleading. In addition to the foregoing, the parties acknowledge that, following the execution of this Agreement by the parties, Nomaco intends to seek working capital financing to finance its activities contemplated under this Agreement; however, such financing is not in place at this time and no representation or warranty is given by Nomaco as to the availability and/or timing of such financing.

         14. Term; Termination; Effect of Termination.

         (a) Term. The initial term of this Agreement shall commence on the date hereof and shall continue for a period of twenty (20) years (the "Initial Term"), unless earlier terminated in accordance with Section 14(b). Unless earlier terminated in accordance with Section 14(b), upon the expiration of the Initial Term, this Agreement shall be automatically renewed for successive twenty (20) year terms, unless either party shall deliver to the other party notice of non-renewal at least twenty-four (24) months prior to the expiration of the Initial Term or the applicable renewal term, as the case may be.

         (b) Termination. This Agreement may be terminated as follows: (i) by either party in the event that the other party breaches or fails to perform any of its obligations under this Agreement and such breach or failure continues for a period of thirty (30) days after receipt of written notice thereof from the non-breaching party; (ii) by either party if the other party (A) is or becomes insolvent, (B) is or becomes a party to any bankruptcy or receivership proceeding or any similar action affecting its financial condition or property, if such proceeding (if not filed or initiated by such other party) has not been dismissed within thirty (30) days, or (C) makes a general assignment for the benefit of creditors; (iii) by RBX if Nomaco is Acquired by any of the Identified Parties; (iv) by Nomaco if RBX or the Insulation Division is Acquired by any of the Identified Parties; (v) by RBX if RBX shall become entitled to terminate the Other Agreement pursuant to subsections 14(b)(i), 14(b)(ii) or 14(b)(iii) thereof; (vi) by Nomaco if RBX terminates the Other Agreement; (vii) by Nomaco if Nomaco K-Flex shall become entitled to terminate the Other Agreement pursuant to subsections 14(b)(i), 14(b)(ii) or 14(b)(iv) thereof;
(viii) by RBX if Nomaco K-Flex terminates the Other Agreement; or (ix) by the Other Party if and when permitted by Section 12(b).

         (c) Effect of Termination. Upon the termination of this Agreement for any reason, all of the rights and obligations of the parties hereunder shall automatically terminate, except that (i) if this Agreement is terminated by RBX pursuant to Section 14(b)(iii) as a result of the Acquisition of Nomaco by an Identified Party, the rights and obligations of the parties hereunder shall continue for a period of eighteen (18) months following the date of delivery of notice of such termination in the same manner as applicable prior to termination (except that, for purposes of applying the terms of this Agreement during such period, such Acquisition and the resulting relationship between Nomaco and the Identified Party which Acquired Nomaco shall not be deemed to be a breach of the terms contained in Section 7); (ii) RBX shall be entitled to payment of any unpaid Commission for sales of Products made prior to the effective date of termination in accordance with Section 6 in the same manner as applicable prior to termination; provided, however, that (A) Nomaco may withhold up to five percent (5%) of the amount of such Commission for a period of ninety (90) days after the effective date of termination and may apply such withheld amounts to satisfy any amounts owed by RBX to Nomaco for Commission entitled to be deducted or withheld by Nomaco or repaid by RBX in accordance with clause (B) below; and
(B) any Commissions paid by Nomaco which Nomaco would otherwise be entitled to deduct from future Commission payments under Section 6(c) may be deducted and withheld by Nomaco in accordance with the terms of Section 6(c) from any remaining Commission payments due to RBX or, at the option of Nomaco, such Commissions shall be promptly repaid by RBX to Nomaco; and (iii) the obligations of the parties under Sections 8, 9, 10, 11, 14 and 15 of this Agreement shall survive the termination of this Agreement for any reason.

         15. Miscellaneous.

         (a) Independent Contractor Status. Notwithstanding any provision of this Agreement, for all purposes of this Agreement, each party shall be and act as an independent contractor and not as a partner, joint venturer or agent of the other party. Nomaco and RBX acknowledge and agree that neither RBX nor any salesman, employee, agent or representative of RBX shall be an employee, representative or agent of Nomaco for any purpose whatsoever, that all of RBX's salesmen, employees, agents and representatives shall be under RBX's exclusive control and that RBX shall be solely responsible for all such salesmen, employees, agents and representatives (including payment of all compensation and benefits of such Persons and payment of all required withholding, unemployment, social security and other taxes). Neither RBX nor any of its salesmen, employees, agents or representatives shall make or purport to make any representation or warranty of any kind relating in any way to the Products that is not expressly authorized in writing by Nomaco, nor shall RBX or any of the foregoing Persons have any authority to accept, and shall not in any manner accept, any offer to purchase Products on behalf of Nomaco or otherwise commit or bind Nomaco in any way. Nomaco and RBX acknowledge and agree that neither Nomaco nor any salesman, employee, agent or representative of Nomaco shall be an employee, representative or agent of RBX for any purpose whatsoever, that all of Nomaco's salesmen, employees, agents and representatives shall be under Nomaco's exclusive control and that Nomaco shall be solely responsible for all such salesmen, employees, agents and representatives (including payment of all compensation and benefits of such Persons and payment of all required withholding, unemployment, social security and other taxes).

         (b) Foreign Corrupt Practices Act and Export Controls. RBX agrees to comply with the United States Foreign Corrupt Practices Act and all applicable export laws, restrictions and regulations of any United States or foreign agency or authority and not to export or re-export, or allow the export or re-export of, any product, technology or information it obtains or learns pursuant to this Agreement in violation of any such laws, restrictions or regulations.

         (c) Public Announcements. No press release, public announcement or other disclosure with respect to this Agreement or the transactions contemplated hereby shall be issued or made by either party hereto without the prior consent of the other party, except as may be necessary in the opinion of counsel to either party to meet the requirements of any applicable law, rule or regulation, the requirements of any governmental agency or the requirements of any stock exchange or inter-dealer quotation system on which the securities of such party or any of its affiliates may be listed.

         (d) Expenses. Each party shall bear all costs and expenses incurred in the negotiation, execution and delivery of this Agreement and in the performance of its obligations hereunder.

         (e) Force Majeure. No party to this Agreement shall be deemed to be in breach or default of any provisions hereof by reason of delay or failure in the discharge or performance of any duty or obligation hereunder due to strikes, lock-outs, natural calamity, war, terrorist activity, government laws or regulations, civil disorder, government embargoes, force majeure or any other cause beyond the reasonable control of the party so affected; provided, however, that the party so affected gives prompt written notice to the other party of the facts and circumstances relating to any such delay or failure and takes all commercially reasonable actions within its power to promptly remove the basis for any such delay or failure, so as to resume such discharge or performance as soon as possible.

         (f) Specific Performance. Each party agrees that a remedy at law for breach of any of Sections 7, 8 or 11 would be inadequate and that each party shall be entitled to temporary or permanent injunctive or other equitable relief from a court of competent jurisdiction preventing any breach or threatened breach thereof by the other party, which remedy shall be cumulative and in addition to all other available remedies hereunder, at law or in equity.

         (g) Dispute Resolution. Each party agrees that their long term mutual interests will be best served by effecting a rapid and fair resolution of any Disputes between the parties relating to this Agreement. Therefore, each party agrees to use all reasonable efforts to resolve all such Disputes as rapidly as possible on a fair and equitable basis in accordance with this Section. If either party has or becomes aware of a Dispute, such party shall promptly notify the other party in writing. The parties shall meet in person or by telephone within ten (10) days of delivery of such notice and seek to resolve the Dispute by negotiation between the appropriate officers of each party, with the resolution of the Dispute being passed to each officer at the next higher level of authority, in turn. Each successive higher level of authority shall have fifteen (15) days to resolve the Dispute. Such meetings shall be attended in person or by telephone by individuals with decision-making authority to attempt in good faith to negotiate a resolution of the Dispute prior to pursuing other available remedies. If the parties have not succeeded in negotiating a resolution of the Dispute within forty-five (45) days after the first such meeting, the Dispute shall be submitted to non-binding mediation within sixty
(60) days. The mediation shall be conducted by Walter Offermann (or if such person is unable or unwilling to serve as the mediator in accordance with provisions hereof, the mediation will be conducted by such other person as shall be mutually acceptable to the parties hereto and who shall have experience in the thermal mechanical insulation industry) in the State of Delaware, U.S.A. in accordance with the mediation procedures of the American Arbitration Association ("AAA"). Each of the parties shall pay one-half of the mediator's fees and expenses. All other costs and expenses related to the mediation, including, without limitation, attorneys fees and expenses, shall be paid by the party incurring such cost or expense. If mediation does not reach a settlement of the Dispute, either party may submit the Dispute for adjudication in any court of competent jurisdiction described in Section 15(i). Nothing in this Section shall prevent any party at any time from seeking injunctive relief from a court of competent jurisdiction in accordance with Section 15(f).

         (h) Governing Law. This Agreement shall be governed by the laws of the State of Delaware, U.S.A., excluding its conflicts of laws principles. The United Nations Convention on the International Sale of Products is expressly excluded and shall not apply.

         (i) Jurisdiction. Subject to the terms of Section 15(f) and Section 15(g), each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereunder may be brought in the courts of the State of Delaware, U.S.A. or in the federal courts sitting in the State of Delaware, U.S.A. and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes hereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum.

         (j) Entire Agreement. This Agreement (together with the Exhibits attached hereto) constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements between the parties with respect to such subject matter, including, without limitation, the Letter of Intent and Term Sheet signed by the parties and dated February 14, 2002, as amended by the letter agreements signed by the parties and dated March 7, 2002 and March 28, 2002. All Exhibits attached hereto are hereby incorporated in this Agreement by reference. The parties acknowledge that a single set of Exhibits has been used for this Agreement and the Other Agreement. The parties further acknowledge and agree that the terms of each Exhibit shall apply with respect to this Agreement to the extent relating to the Products and activities of the parties covered hereunder (but not to the extent relating solely to the Other Agreement or to the products or activities covered thereunder).

         (k) Construction. The headings used in this Agreement are used for convenience only and are not to be considered in interpreting this Agreement. Any reference in this Agreement to a "Section" or "subsection" refers to a Section or subsection of this Agreement unless otherwise indicated and any reference in this Agreement to a "Section" also refers to each subsection thereof unless otherwise indicated. The word "including" as used in this Agreement means "including without limitation".

         (l) Successors and Assigns; Assignment. The terms of this Agreement shall apply to, be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned or transferred by either party without the prior written consent of the other party, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that subject to the rights of each party under
Section 14(b), either party shall have the right to assign this Agreement without the other party's consent to any third party which Acquires such party or, in the case of RBX, the Insulation Division.

         (m) Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         (n) Cumulative Remedies. The rights and remedies of the parties under this Agreement shall be cumulative (not alternative) and in addition to all other rights and remedies available to such parties at law or in equity.

         (o) Counterparts; Facsimile Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile.

         (p) Amendment. No amendment of any provision of this Agreement shall be valid unless the amendment is in writing and signed by duly authorized representatives of both parties.

         (q) Waivers. No waiver of any provision of this Agreement shall be valid unless the waiver is in writing and signed by a duly authorized representative of the waiving party. No waiver by either party of any breach of this Agreement shall be deemed to extend to any other breach hereunder or affect in any way any rights arising by virtue of any other such occurrence.

         (r) Notices. Notices hereunder shall be in writing, and shall be deemed effectively given upon personal delivery, or upon confirmed delivery by facsimile, or on the next day following mailing by a reputable overnight courier, or on the third day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the address specified on the signature page hereto.

         (s) No Third Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                      [The next page is the signature page]

         IN WITNESS WHEREOF, each of the parties has executed this Agreement as of the date first written above.

                                      NOMACO INC.


                                      By: /s/ Michael Dannin
                                         ---------------------------------------
                                         Michael Dannin, Chief Executive Officer

                                      Address:   501 NMC Drive
                                                 Zebulon, NC 27597
                                      Facsimile: (919) 269-7636



                                      RBX INDUSTRIES, INC.


                                      By: /s/ Eugene I. Davis
                                         ---------------------------------------
                                         Eugene I. Davis, Chairman


                                      Address:   5221 ValleyPark Drive
                                                 Roanoke, Virginia 24019-3074
                                      Facsimile: (540) 561-6034

                                   EXHIBIT A


                                       *

                                    Exhibit B

Excluded Products

RBX Excluded Products:

RBX's Ensolite brand of products and RBX's engineered products, including, without limitation, the following specific products and any enhancements, changes, improvements or additions thereto
Custom Rubber Compounds, (Raw Materials)
Calandered Products
Adhesives
Rubber Bun Materials
Sheets produced from Buns
Silicone rolls, sheets, and buns, (Groendyk)
Athletic Sheet, (Ensolite)
Industrial Sheet, (Ensolite)
Flotation Sheet, (Ensolite)
XLPE Sheet, (Oletex)
Irradiated Foam
Open Cell Foam
Fabric Laminated Foam
Foam extrusions
Foam profiles
Foam cord
Foam gasketing
Foam culvert pipe gasket
Silicone tubes
Molded rubber
Silicone profiles
Tape
Stripping
Automotive tubing including HVAC
Automotive profiles and components
Drink cup holders, all types
Grip tubing
Rebonded rubber, (Bondtex)
Base and master batch
Dense rubber and plastic
Molded rubber and plastic

Nomaco Excluded Products:

Nomaco's engineered products, including, without limitation, the following specific products and any enhancements, changes, improvements or additions thereto:
OEM appliance products
Packaging products (Nomapack)
Construction Products
a. Backer Rod
b. Gasketing products

Toy foams
Skived materials (non-insulation)
Automotive profiles and tubing including noise insulation and HVAC Playground equipment foams
Recreational foams
All urethane products
3-D shapes
Fabricated parts
Foam profiles
Foam extrusions
Solid extrusions
Laminated foams
Soft Cell products
Bedding products
Specific insulation application and design products for a single customer(Central Boiler)
Non-foam products (assemblies)
NomaFoam (Custom) profiles that may have insulation characteristics Decoration products
Blocks and billets (non-insulation)
Open cell melamine foams
Gap Filler products
Refrigerant truck panels

                                    Exhibit C

Manufacturing Transition Plan
Date           Action                                Manufacturing                    Sales and Marketing

April 30 or B4 Definitive Agreement Executed         None                             None
    1-May      Trade announcements/Press releases    None                             Circulate to all parties for June 1 release
    1-May      PE packaging and data sheets complete Circulate for purchase           Include in customer presentation
    1-May      Adhesive and AVP purchasing trans.    Purchase by Nomaco               Data sheets converted
    7-May      Sales Organization Complete           Circulate information            Off site strategy sessions, (two weeks)
   20-May      Marketing Plan Complete               Circulate to manufacturing       Marketing elements converted
   27-May      Top 20 customer visits commence       Nomaco Thermacel production      Dannin, Bernlohr, Walter, Edwards Road Show
    1-Jun      PE Agreement in Effect                RBX sell off/ Nomaco sell in     P.E. transition focus
   15-Jun      Line set business development         Line set samples from Europe     Line set sales strategy execution
    1-Jul      Team Management meeting               Status Update                    Status Update
   15-Jul      Transition coordinator in place       Information circulation          Information circulation
    1-Aug      Customer Visits, NKF and Europe       Circulate information            Customer visits
   15-Sep      Rubber ramp up/down schedule          Status Update                    Circulate information
   15-Sep      1.25" by 3/8" wall transition         material in stock                None
   15-Sep      Engineering Presentations             Information circulation          Top 50 visits and direct mail
   15-Sep      Sample and K-flex to CI market        Sample materials for kits        CI market direct mail and customer visits
    1-Oct      Management team meeting               Information circulation          Team presentation status update
    1-Oct      Line set Manufacturing                Manufacture Items                None
    1-Oct      BASF Sheet sales launch               Import materials                 Eng. And customer Blitz
    1-Oct      Ramp up by Size                       Manufacture Insul-tube           Sales to marketplace
    1-Oct      Ramp down by size                     Inventory sell off               Transition Planning
    1-Oct      Mixed materials at Dist.Ctr.          Customer Sales                   Weekly written updates
    1-Oct      Manufacturing assessment              Provide manufacturing scale est. Information circulation
    1-Oct      1.25 by 1/2" wall transition          material in stock                None
   15-Oct      Transition manufacturing plan         Forecast ability by item to 100% Information circulation
   15-Oct      National Ad. Campaign                 Information circulation          Launch Ad. And direct mail campaign
   15-Oct      1.125 by 3/4" wall transition         material in stock                None
   21-Oct      Manufacturing assessment              Status Update                    Participate
    1-Nov      3.0 by 1" wall                        material in stock                None
   15-Nov      2003 production planning              plan template provided to sales  Sales to complete
    1-Dec      2003 production planning              Review plan                      present plan
    1-Dec      Install batch station                 Installation                     None
   15-Dec      Sheet ramp up/scale down              Trial sheet materials            None
    1-Jan      Tube conversion complete              All materials produced in USA    None
   15-Jan      Sheet materials conversion            1/2" converted                   None
    1-Feb      Sheet materials conversion            1" converted                     None
   15-Feb      Sheet materials conversion            2" converted                     None
    1-Mar      K-flex Eco conversion begins          Provide manufacturing scale est. present plan
    1-Apr      K-flex Eco conversion complete        All materials produced in USA    None

In addition to the foregoing, RBX shall maintain and apply the Current Prices set forth on Exhibit A for all sales of RBX Products to RBX Customers during the Manufacturing Transition Period, unless altered by the mutual consent of the parties in writing or transmitted electronically, which consent shall not be unreasonably withheld, conditioned or delayed; provided, however, that RBX shall notify Nomaco in writing or electronically prior to altering the Current Prices for any such sale and the foregoing restrictions shall be deemed to have been satisfied with respect to any particular sale of RBX Products if such notice has been timely given by RBX and no claim that such restrictions have been breached is made by Nomaco within ninety (90) days after the date of invoice for such sale.

                                                                       Exhibit D

             Marketing transition planning
             Dates are projected and not final by mutual agreement. Transition Plan - Key Milestones

-----------------------------------------------------------------------------------------------------------------------------
Month   Communication               Sales, Marketing and Tech      Customer Service            Manufacturing/ Distribution
                                    Service (SMTS)
-----------------------------------------------------------------------------------------------------------------------------
Apr '02 -4/30: Definitive Agreement finalized and signed by RBX and Nomaco parties.  The new venture is underway.
-----------------------------------------------------------------------------------------------------------------------------
May     - 5/15: customer and        - 5/7-5/8: RBX and Nomaco      - 5/31: Nomaco designee     - 5/7-5/8: RBX and Nomaco
        internal announcement of    mgt have meeting to detail     meets with RBX to review    mgt have meeting to detail
        new venture, and press      the transition process         C/S needs                   the transition process
        release                     - 5/15: customer contact                                   including: raw material
        - 5/15: key customers       list developed for 3/15                                    planning, production, and
        contacted by phone          communication                                              finished goods
        (detailed contact list      - 5/15:  SMTS organization                                 - 5/31: Nomaco distribution
        developed)                  determined and job                                         centers determined
        - 5/20-5/23: Participate at descriptions written for all
        NIA annual convention       positions
                                    - 5/15-5/31: interviews for
                                    sales and tech service
                                    positions
                                    - 5/31: SMTS positions
                                    filled (including mfr reps &
                                    buy/sell reps)
                                    - 5/31: new product line-up,
                                    brand strategy and
                                    distribution strategy
                                    determined (including
                                    out-sourced products)
-----------------------------------------------------------------------------------------------------------------------------
Jun     - 6/8-6/19: key customers   - 6/1-6/4: SMTS meeting at     - 6/15:  Nomaco customer    - 6/1-6/30: Closely monitor
        visited by RBX & Nomaco Mgt RBX to review all facets of    service positions           sales and inventory of
        - 6/30: new advertisement   transition plan, the sales     determined; hiring and      therma-cel
        for trade publications      approach, product training,    training of people begins
        developed                   territory alignment, key       - 6/15: RBX customer
                                    customers, pricing strategy    service transition plan
                                                                   determined
                                                                   - 6/30: All Nomaco C/S
                                                                   positions filled
-----------------------------------------------------------------------------------------------------------------------------
Jul     - 7/1: internal               - 7/13-7/15: SMTS meeting    - 7/1-7/15: Designated RBX  - 7/1-7/31: Final
        announcement and customer     at Nomaco with plant tour,   C/S reps at Nomaco to       scale-down of therma-cel
        letter announcing sales and   territory reviews, interface review individual customer  production and inventory
        C/S team/transition,          with Nomaco C/S, introduce   requirements with Nomaco    disposition plan
        therma-cel transition, and    Sales Driver incentive       C/S reps
        any distribution center       program for second half      - 7/1-7/15: Schmidt to
        changes                       2002                         train Nomaco C/S on RBX
                                                                   products
-----------------------------------------------------------------------------------------------------------------------------
Aug     - 8/1: press release          - 8/1: new literature and    - 8/1: Nomaco C/S in place  - 8/1: therma-cel
        announcing sales and C/S      sales tools in place;        and ready to handle all the transitioned to Nomaco
        team/transition, therma-cel   websites updated             business                    - 8/1: RBX transitions
        transition, and any                                        - 8/1: all open RBX orders  ownership of remaining
        distribution center changes                                transferred to Nomaco C/S   therma-cel, rubber
                                                                   system                      products, and accessories
                                                                                                to Nomaco
                                                                                                - 8/1: RBX selling rubber
                                                                                                insulation to Nomaco
                                                                                                - 8/1: Nomaco distribution
                                                                                                centers in place to serve
                                                                                                customers
-----------------------------------------------------------------------------------------------------------------------------
Sep                                   - 9/1: 2003 sales planning   - 9/1-9/31: C/S reps travel
                                      begins                       to meet key customers
-----------------------------------------------------------------------------------------------------------------------------
Oct     - 10/31: new graphics for     - 10/12-10/14: SMTS meeting                              - 10/1: Colt/Conover
        booth completed               for team building and                                    phase-out plan for all
        - 10/2-10/4: Exhibit at AHR   business update (at site TBD)                            rubber products in place
        Expo Mexico                   - 10/15: 2003 sale plan
                                      completed
-----------------------------------------------------------------------------------------------------------------------------
Nov                                                                                            - 11/1-11/30: Closely
                                                                                               monitor sales and inventory
                                                                                               of rubber products
-----------------------------------------------------------------------------------------------------------------------------
Dec     - 12/1: customer letter       - 12/19: SMTS & C/S meeting  - 12/19: SMTS & C/S meeting - 12/1-12/31: Final
        announcing transition of      at Nomaco - year end review, at Nomaco - year end        scale-down of production
        rubber products               key 2003 initiatives, and    review, key 2003            and inventory disposition
                                      rubber transition/training,  initiatives, and rubber     plan for rubber products
                                      plant tour                   transition/training, plant
                                                                   tour
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
Jan '03 - 1/1: market announcement    - 1/26: 2003 AHR Expo and                                    - 1/1: Nomaco making its
        of rubber transition to       sales meeting (including                                     own rubber insulation; RBX
        Nomaco                        agents)                                                      discontinues rubber
        - 1/27-1/29: Exhibit at ANR                                                                production
        Expo
-----------------------------------------------------------------------------------------------------------------------------

--------                --------------------------------
Month                   Information Technology
--------                --------------------------------
Apr '02
--------                --------------------------------
                        3/7-3/8: RBX and Nomaco mgt
May                     have meeting to detail the
                        transition process regarding
                        customer records, sales
                        reports, commission reports,
                        complaint reports, etc.
                        --------------------------------
                        - 4/15: Hardware and
                        software needs determined
                        for RBX and Nomaco
                        - 4/15: All RBX SMTS members
                        have access to RBX systems
                        --------------------------------
                        - 5/1: transfer copy of RBX
                        customer records to Nomaco
                        system completed
                        - 5/15: EDI capability in
                        place
                        --------------------------------
                        - 6/1: Nomaco IT capable of
                        providing RBX daily info on
                        sales, orders, inventory,
--------                etc.
Jun
--------                --------------------------------
Jul
--------                --------------------------------
Aug
--------                --------------------------------
Sep
--------                --------------------------------
Oct
--------                --------------------------------
Nov
--------                --------------------------------
Dec
--------                --------------------------------
Jan '03
--------                --------------------------------

                                    Exhibit E

                             Nomaco Trademark Status

---------------------------------------------------------------------------------------------------
    Trademark        Country        Serial        Registration     Renewal Date       Status
---------------------------------------------------------------------------------------------------
NOMALOCK           US            74/600,774      2014310           11/05/06        Registered
---------------------------------------------------------------------------------------------------
NOMALOCK           Canada            781948                                        Opposed By
---------------------------------------------------------------------------------------------------
NOMALOCK           Mexico            232198       579464            5/18/05        Registered
---------------------------------------------------------------------------------------------------
NOMAGUARD          US            74/624,004      2067597            6/03/07        Registered
---------------------------------------------------------------------------------------------------
NOMAGUARD          Canada            786102                                        Opposed By
---------------------------------------------------------------------------------------------------
NOMAGUARD          Mexico            238113       536681            7/21/05        Registered
---------------------------------------------------------------------------------------------------
ECOSHIELD          US            74/726,349      2013461           11/05/06        Registered
---------------------------------------------------------------------------------------------------
WHITECH            US            75/119,312      2113026           11/11/07        Registered
---------------------------------------------------------------------------------------------------
IMCOA              US            75/262,610      2124928           12/23/07        Registered
---------------------------------------------------------------------------------------------------
IMCOLOCK           US            74/269,006      1747106            1/19/03        Registered
---------------------------------------------------------------------------------------------------
IMCOSHIELD         US            74/269,067      1752552            2/16/03        Registered
---------------------------------------------------------------------------------------------------
ECONTHERM          US            75/116,101      2046148            3/18/07        Registered
---------------------------------------------------------------------------------------------------
POLYBLOK           US            75/116,102      2046149            3/18/07        Registered
---------------------------------------------------------------------------------------------------
ARTICTHERM         US            75/116,103      2046150            3/18/07        Registered
---------------------------------------------------------------------------------------------------
NOMAPLY            Mexico            703391       641107           12/14/09        Registered
---------------------------------------------------------------------------------- ----------------
FLEXTHERM          US            76/280,599                                        Pending
---------------------------------------------------------------------------------------------------

                                    Exhibit F

Products Listing

     1. Rubber Tube / Rubber Tube with PSA
          a.  Insul-Tube(R)180
          b.  Insul-Tube(R)White
          c.  Insul-Lock(R)II
          d.  K-flex ECO (green)
          e.  K-flex (black)
          f.  K-flex LS
     2. Rubber Sheet / Rubber Sheet with PSA
          a.  Insul-Sheet(R)1800
          b.  Insul-Lock(R)Sheet
          c.  K-flex(R)ECO sheet (green)
          d.  K-flex(R)sheet (black)
     3. PE Tube / PE Tube with PSA
          a.  therma-cel(R)
          b.  therma-cel(R)Seam Seal
          c.  IMCOLOCK
          d.  NomaLock
          e.  NomaLock Gold
          f.  NomaLock Whitech
          g.  NomaGard
          h.  ArcticTherm
          i.  WhiteTech
          j.  EconoTherm
          k.  IMCOShield
     4. PE Sheet / PE Sheet with PSA
          a.  therma-cel(R)Sheet
          b.  NomaPly
          c.  NomaPly Whitech
          d.  IMCOASheet
     5. Adhesives
          a.  R373, R320
          b.  LeakTite
     6. Foam Tape / Cork Tape
          a.  Insul-Tape(R)
          b.  Cork Tape
     7. Miscellaneous
          a.  Anti-vibration pads
          b.  Nomaco Applicator System
          c.  R374 Coating

                                                                       Exhibit G

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                    Qty      Qty                                Ordered                  Qty
Site  Part Number    Description            U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
2000  100-00-0000-0  POLYETHYLENE           FT         0          0           0            0           0     0      0         0
2000  104-30-0375-0  TC38A (600)            BX        81          0          81            0           0     0      0         0
2000  104-30-0375-S  TC38A SLIT (600)       BX         1          0           1            0           0    24     72        71
2000  104-30-0500-0  TC12A (480)            BX         1          0           1            0           0     1      2         1
2000  104-30-0500-S  TC12A SLIT (480)       BX        16          0          16            0           0     0      0         0
2000  104-30-0625-0  TC58A (390)            BX        44          0          44            0           0     2      5         0
2000  104-30-0625-S  TC58A SLIT (390)       BX        62         14          48            0           0    72    216       168
2000  104-30-0750-0  TC34A (330)            BX       -18         48         -66           80           0    23     61        47
2000  104-30-0750-S  TC34A SLIT (330)       BX       127          0         127            0           0    72    216        89
2000  104-30-0875-0  TC78A (294)            BX        86        114         -28            0           0    55    147       175
2000  104-30-0875-S  TC78A SLIT (294)       BX        -4        119        -123            0           0   216    432       555
2000  104-30-1102-0  TC115A (276)           BX        72          0          72            0           0     0      0         0
2000  104-30-1102-S  TC115A SLIT  (276)     BX        67          0          67            0           0     2      5         0
2000  104-30-1125-0  TC118A (240)           BX        54          0          54            0           0    33     89        35
2000  104-30-1125-S  TC118A SLIT  (240)     BX       164         28         136            0           0    72    216        80
2000  104-30-1375-0  TC138A (192)           BX        69          0          69            0           0     4     11         0
2000  104-30-1375-S  TC138A SLIT  (192)     BX       162          0         162            0           0    48    192         0
2000  104-30-1625-0  TC158A (132)           BX        13          0          13            0           0     2      5         0
2000  104-30-1625-S  TC158A SLIT  (132)     BX       153          0         153            0           0    48    216         0
2000  104-30-1875-0  TC178A (108)           BX        95          0          95            0           0     1      3         0
2000  104-30-2125-0  TC218A (96)            BX        78          0          78            0           0     2      4         0
2000  104-30-2125-S  TC218A SLIT  (96)      BX       216          0         216            0           0    72    216         0
2000  104-30-2375-0  TC238A (72)            BX       120          0         120            0           0     0      0         0
2000  104-30-2375-S  TC238A SLIT  (72)      BX       115          0         115            0           0    24     96         0
2000  104-30-2625-0  TC258A (72)            BX        40          0          40            0           0     0      0         0
2000  104-30-2625-S  TC258A SLIT  (72)      BX       133         10         123            0           0    24     96         0
2000  104-30-2875-0  TC278A (60)            BX       219          0         219            0           0     0      0         0
2000  104-30-2875-S  TC278A SLIT  (60)      BX        96          0          96            0           0    24     96         0
2000  104-30-3125-0  TC318A (54)            BX        26          4          22            0           0     0      0         0
2000  104-30-3125-S  TC318A SLIT  (54)      BX        95          0          95            0           0    24     96         0
2000  104-40-0375-S  TC38B SLIT  (450)      BX        44          0          44            0           0    24     48         0
2000  104-40-0500-S  TC12B SLIT  (342)      BX        74          0          74            0           0    24     72         0
2000  104-40-0625-0  TC58B (324)            BX        89          0          89            0           0     0      0         0
2000  104-40-0625-S  TC58B SLIT  (324)      BX        54         19          35            0           0    72    216       181
2000  104-40-0750-0  TC34B (264)            BX         8          0           8            0           0     1      2         0
2000  104-40-0750-S  TC34B SLIT  (264)      BX       135          0         135            0           0    48    144         0
2000  104-40-0875-0  TC78B (210)            BX         2         50         -48            0           0    10     27        75
2000  104-40-0875-S  TC78B SLIT  (210)      BX     122.4        224      -101.6            0           0   144    432     533.6
2000  104-40-1102-0  TC115B (186)           BX        60          0          60            0           0    24     65         0
2000  104-40-1102-S  TC115B SLIT  (186)     BX       145          0         145            0           0    24     72         0
2000  104-40-1125-0  TC118B (168)           BX        12          3           9            0           0     1      2         0
2000  104-40-1125-S  TC118B SLIT  (168)     BX         4          0           4            0           0    72    216       212
2000  104-40-1375-0  TC138B (144)           BX        72          0          72            0           0     0      0         0
2000  104-40-1375-S  TC138B SLIT  (144)     BX       112         12         100            0           0    72    216       116
2000  104-40-1625-0  TC158B (120)           BX        34          0          34            0           0     1      2         0
2000  104-40-1625-S  TC158B SLIT  (120)     BX        37         75         -38            0           0    72    216       254
2000  104-40-1875-0  TC178B (90)            BX        67          0          67            0           0     0      0         0
2000  104-40-1875-S  TC178B SLIT  (90)      BX        83         30          53            0           0    24     96        43
2000  104-40-2125-0  TC218B (72)            BX        94          0          94            0           0     0      0         0
2000  104-40-2125-S  TC218B SLIT  (72)      BX       168          0         168            0           0    72    216         0
2000  104-40-2375-0  TC238B (72)            BX        97          0          97            0           0     1      2         0
2000  104-40-2375-S  TC238B SLIT  (72)      BX       131          0         131            0           0    72    216        85
2000  104-40-2625-0  TC258B (60)            BX        56          0          56            0           0     0      0         0
2000  104-40-2625-S  TC258B SLIT  (60)      BX       162          0         162            0           0    72    192         0
2000  104-40-2875-0  TC278B (48)            BX         2          0           2            0           0     0      0         0
2000  104-40-2875-S  TC278B SLIT  (48)      BX        66          0          66            0           0    24     96         0
2000  104-40-3125-0  TC318B (42)            BX        32        100         -68            0           0     0      0        68
2000  104-40-3125-S  TC318B SLIT  (42)      BX       118         18         100            0           0    24     96         0
2000  104-40-3500-0  TC312B (36)            BX         2          0           2            0           0     0      0         0
2000  104-40-3500-S  TC312B SLIT  (36)      BX        61          0          61            0           0    24     72         0
2000  104-40-3625-0  TC358B (36)            BX        73         60          13            0           0     0      0         0
2000  104-40-3625-S  TC358B SLIT  (36)      BX        66          0          66            0           0    24     72         0
2000  104-40-4125-0  TC418B (30)            BX        33          0          33            0           0     0      0         0
2000  104-40-4125-S  TC418B SLIT  (30)      BX        81          0          81            0           0    24     72         0
2000  104-40-4500-0  TC412B (18)            BX        46        140         -94           46           0     0      0        48
2000  104-40-4500-S  TC412B SLIT  (18)      BX       134          0         134            0           0    48    144         0
2000  104-45-0875-0  TC78 R.3 (162)         BX        17          0          17            0           0     1      3         0
2000  104-45-1125-0  TC118 X 5/8 R.3 (138)  BX        11          0          11            0           0     1      2         0
2000  104-50-0500-0  TC12C (228)            BX      28.2          0        28.2            0           0     0      0         0
2000  104-50-0500-S  TC12C SLIT  (228)      BX        94          0          94            0           0    24     72         0
2000  104-50-0625-0  TC58C (168)            BX        13          0          13            0           0     2      5         0
2000  104-50-0625-S  TC58C SLIT  (168)      BX         0        112        -112            0           0    24    144       256

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                      Qty      Qty                                Ordered                  Qty
Site   Part Number    Description             U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
2000   104-50-0750-0  TC34C (138)             BX         24        83        -59            0            0     0      0        59
2000   104-50-0750-S  TC34C SLIT  (138)       BX        107         0       -107          120            0     0      0         0
2000   104-50-0875-0  TC78C (132)             BX         65       139        -74            0            0     0      0        74
2000   104-50-0875-S  TC78C SLIT  (132)       BX         71       185       -114            0            0    72    432       546
2000   104-50-1102-0  TC115C (120)            BX         41         0         41            0            0     0      0         0
2000   104-50-1102-S  TC115C SLIT  (120)      BX        142         0        142            0            0    48    120         0
2000   104-50-1125-0  TC118C (114)            BX         50         0         50            0            0    15     40         0
2000   104-50-1125-S  TC118C SLIT  (114)      BX        270       743       -473            0            0   120    432       905
2000   104-50-1375-0  TC138C (90)             BX         31         0         31            0            0     0      0         0
2000   104-50-1375-S  TC138C SLIT  (90)       BX        224       144         80            0            0    72    216       136
2000   104-50-1625-0  TC158C (72)             BX         14         0         14            0            0     0      0         0
2000   104-50-1625-S  TC158C SLIT  (72)       BX        205         0        205            0            0    72    216         0
2000   104-50-1875-0  TC178C (72)             BX         67         0         67            0            0     0      0         0
2000   104-50-1875-S  TC178C SLIT  (72)       BX        124         0        124            0            0    48    120         0
2000   104-50-2125-0  TC218C (60)             BX         79         0         79            0            0     0      0         0
2000   104-50-2125-S  TC218C SLIT  (60)       BX        203         0        203            0            0    72    216         0
2000   104-50-2375-0  TC238C (48)             BX         70         0         70            0            0     0      0         0
2000   104-50-2375-S  TC238C SLIT  (48)       BX        103         0        103            0            0    48    144         0
2000   104-50-2625-0  TC258C (48)             BX         77         0         77            0            0     0      0         0
2000   104-50-2625-S  TC258C SLIT  (48)       BX         64         0         64            0            0    24     96         0
2000   104-50-2875-0  TC278C (36)             BX         25         0         25            0            0     0      0         0
2000   104-50-2875-S  TC278C SLIT  (36)       BX         50         0         50            0            0    12      8         0
2000   104-50-3125-0  TC318C (36)             BX         95         0         95            0            0     0      0         0
2000   104-50-3125-S  TC318C SLIT  (36)       BX        100         3         97            0            0    24     72         0
2000   104-50-3500-0  TC312C (30)             BX         49         0         49            0            0     0      0         0
2000   104-50-3500-S  TC312C SLIT  (30)       BX         67         0         67            0            0    24     72         0
2000   104-50-3625-0  TC358C (24)             BX         51         0         51            0            0     0      0         0
2000   104-50-3625-S  TC358C SLIT  (24)       BX        104         2        102            0            0    24     72         0
2000   104-50-4125-0  TC418C (24)             BX         66         0         66            0            0     0      0         0
2000   104-50-4125-S  TC418C SLIT  (24)       BX        108        12         96            0            0    24     96         0
2000   104-50-4500-0  TC412C (18)             BX         92         0         92            0            0     0      0         0
2000   104-50-4500-S  TC412C SLIT  (18)       BX        156         0        156            0            0    72    216         0
2000   104-60-0625-0  TC58D (120)             BX         82         0         82            0            0     0      0         0
2000   104-60-0625-S  TC58D SLIT  (120)       BX         54         0         54            0            0    24     72         0
2000   104-60-0750-0  TC34D (120)             BX        127         0        127            0            0     0      0         0
2000   104-60-0750-S  TC34D SLIT  (120)       BX         31         0         31            0            0     0      0         0
2000   104-60-0875-0  TC78D (90)              BX         50         0         50            0            0     0      0         0
2000   104-60-0875-S  TC78D SLIT  (90)        BX         12         0         12            0            0    24     96        84
2000   104-60-1102-0  TC115D (84)             BX         96         0         96            0            0     0      0         0
2000   104-60-1102-S  TC115D SLIT  (84)       BX         48         0         48            0            0    24     72         0
2000   104-60-1125-0  TC118D (78)             BX         13         0         13            0            0     0      1         0
2000   104-60-1125-S  TC118D SLIT  (78)       BX         65         0         65            0            0    24     96         0
2000   104-60-1375-0  TC138D (60)             BX         52         0         52            0            0     0      1         0
2000   104-60-1375-S  TC138D SLIT  (60)       BX        152         0        152            0            0    24     72         0
2000   104-60-1625-0  TC158D (48)             BX         11        60        -49            0            0     1      2        51
2000   104-60-1625-S  TC158D SLIT  (48)       BX         71         0         71            0            0    24     72         0
2000   104-60-1875-0  TC178D (48)             BX         17         0         17            0            0     0      1         0
2000   104-60-1875-S  TC178D SLIT  (48)       BX         46         0         46            0            0    12     48         0
2000   104-60-2125-0  TC218D (36)             BX        165       100         65            0            0     0      0         0
2000   104-60-2125-S  TC218D SLIT  (36)       BX         64         0         64            0            0    24     72         0
2000   104-60-2375-0  TC238D (36)             BX         38         0         38            0            0     3      7         0
2000   104-60-2375-S  TC238D SLIT  (36)       BX         72         0         72            0            0    24     72         0
2000   104-60-2625-0  TC258D (30)             BX         36        55        -19            0            0     4     10        29
2000   104-60-2625-S  TC258D SLIT  (30)       BX         59         0         59            0            0    24     72         0
2000   104-60-2875-0  TC278D (30)             BX          3         0          3            0            0     0      0         0
2000   104-60-2875-S  TC278D SLIT  (30)       BX         50         0         50            0            0    24     48         0
2000   104-60-3125-S  TC318D SLIT  (24)       BX          9         0          9            0            0     3      7         0
2000   104-60-3500-0  TC312D (18)             BX         24         0         24            0            0     0      0         0
2000   104-60-3500-S  TC312D SLIT  (18)       BX         99         0         99            0            0     6    108         0
2000   104-60-3625-0  TC358D (18)             BX         71         0         71            0            0     0      0         0
2000   104-60-3625-S  TC358D SLIT  (18)       BX         21         0         21            0            0     6     24         0
2000   108-30-0875-0  TC78A-SSL (318)         BX          1         0          1            0            0     0      0         0
2000   108-35-0375-0  TC38A SEAM-SEAL  (600)  BX          7         0          7            0            9     8     16         0
2000   108-35-0500-0  TC12A SEAM-SEAL (480)   BX         14         0         14            0            0     7     18         0
2000   108-35-0625-0  TC58A SEAM-SEAL  (390)  BX        136         3        133            0            0    72    144         0
2000   108-35-0750-0  TC34A SEAM-SEAL  (330)  BX         19         0         19           20            0    17     46         0
2000   108-35-0875-0  TC78A SEAM-SEAL (294)   BX         12         6          6           60           80    72    144         0
2000   108-35-1102-0  TC115A SEAM-SEAL  (276) BX          4         0          4            0            0     0      0         0
2000   108-35-1125-0  TC118A SEAM-SEAL (240)  BX         12        18         -6           93            0    32     96         0
2000   108-35-1375-0  TC138A SEAM-SEAL  (192) BX         34        13         21            0           20    24     48         0
2000   108-35-1625-0  TC158A SEAM-SEAL (132)  BX         40         0         40            0            0    24     48         0
2000   108-35-1875-0  TC178A SEAM-SEAL  (108) BX         16         0         16            0            0     8     16         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                           Qty      Qty                                Ordered                Qty
Site   Part Number        Description              U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min  Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
2000   108-35-2125-0      TC218A SEAM-SEAL (96)    BX         48        0          48            0            0    24   48      0
2000   108-35-2375-0      TC238A SEAM-SEAL (72)    BX          4        0           4           20            0     9   24      0
2000   108-35-2625-0      TC258A SEAL-SEAL (72)    BX          8        2           6            0            0     4    8      0
2000   108-35-2875-0      TC278A SEAM-SEAL (60)    BX         10        0          10            0            0     6   12      0
2000   108-35-3125-0      TC318A SEAM-SEAL (54)    BX         12        0          12            0            0     6   12      0
2000   108-45-0375-0      TC38B SEAM-SEAL  (450)   BX          9        0           9            0            0     4    8      0
2000   108-45-0500-0      TC12B SEAM-SEAL  (342)   BX         46        0          46            0            0    16   48      0
2000   108-45-0625-0      TC58B SEAM-SEAL  (324)   BX         67        0          67           40            0    57  153      0
2000   108-45-0750-0      TC34B SEAM-SEAL  (264)   BX        129        0         129            0            0    72  144      0
2000   108-45-0875-0      TC78B  SEAM-SEAL  (210)  BX         42        0          42          100            0    72  144      0
2000   108-45-1102-0      TC115B SEAM-SEAL  (186)  BX          0        1          -1           10            0     0    0      0
2000   108-45-1125-0      TC118B SEAM-SEAL  (168)  BX         85        0          85           20            0    72  144     39
2000   108-45-1375-0      TC138B SEAM-SEAL  (144)  BX         42        0          42           10           20    30   79      0
2000   108-45-1625-0      TC158B SEAM-SEAL  (120)  BX         23        0          23           20            0    23   61      0
2000   108-45-1875-0      TC178B SEAM-SEAL (90)    BX       16.6        0        16.6            0            0     8   16      0
2000   108-45-2125-0      TC218B SEAM-SEAL  (72)   BX         52        2          50            0           20    32   85      0
2000   108-45-2375-0      TC238B SEAM-SEAL (72)    BX         49        0          49            0            0    12   31      0
2000   108-45-2625-0      TC258B SEAM-SEAL (60)    BX         22        0          22            0            0    10   26      0
2000   108-45-2875-0      TC278B SEAM-SEAL (48)    BX          7        0           7            0            0     2    6      0
2000   108-45-3125-0      TC318B SEAM-SEAL (42)    BX          5        0           5           10            0     6   15      0
2000   108-45-3500-0      TC312B SEAM-SEAL (36)    BX         11        0          11           20            0     9   25      0
2000   108-45-3625-0      TC358B SEAM-SEAL (36)    BX         -4        1          -5            0           10     2    4      0
2000   108-45-4125-0      TC418B SEAM-SEAL (30)    BX          0        0           0            9            0     3    9      0
2000   108-45-4500-0      TC412B SEAM-SEAL (18)    BX         12       12           0           14           20    14   38      0
2000   108-50-4125-0      TC418C-SSL (24)          BX          1        0           1            0            0     5   10      9
2000   108-55-0500-0      TC12C SEAM-SEAL  (228)   BX          6        0           6            0            0     4    8      0
2000   108-55-0625-0      TC58C SEAM-SEAL  (168)   BX         30        0          30            0           20    17   46      0
2000   108-55-0750-0      TC34C SEAM-SEAL (138)    BX          4        0           4            0            0     2    5      0
2000   108-55-0875-0      TC78C SEAM-SEAL  (132)   BX         16        0          16           40           20    33   89      0
2000   108-55-1102-0      TC115C SEAM-SEAL  (120)  BX         63        0          63            0            0     8   32      0
2000   108-55-1125-0      TC118C SEAM-SEAL  (114)  BX         27        0          27            0           20    24   48      0
2000   108-55-1375-0      TC138C SEAM-SEAL  (90)   BX         27        0          27            0            0    10   28      0
2000   108-55-1625-0      TC158C SEAM-SEAL (72)    BX         33        0          33            0            0     9   25      0
2000   108-55-1875-0      TC178C SEAM-SEAL (72)    BX          6        0           6            0            0     2    6      0
2000   108-55-2125-0      TC218C SEAM-SEAL (60)    BX         24        0          24            0            0     9   23      0
2000   108-55-2375-0      TC238C SEAM-SEAL (48)    BX          6        0           6            0            0     3    9      0
2000   108-55-2625-0      TC258C SEAM-SEAL (48)    BX          8        0           8            0            0     4   10      0
2000   108-55-2875-0      TC278C SEAM-SEAL (36)    BX          6        0           6            0            0     2    6      0
2000   108-55-3125-0      TC318C SEAM-SEAL (36)    BX         15        0          15            0            0     2    6      0
2000   108-55-3625-0      TC358C SEAM-SEAL (24)    BX         24        0          24            0            0     2    6      0
2000   108-55-4125-0      TC418C SEAM-SEAL (24)    BX          4        0           4            0            0     2    6      0
2000   108-65-0625-0      TC58D SEAM-SEAL  (120)   BX         10        0          10            5           10     6   15      0
2000   108-65-0750-0      TC34D SEAM-SEAL  (120)   BX         24        0          24            0            0     8   22      0
2000   108-65-0875-0      TC78D SEAM-SEAL  (90)    BX         24        0          24           20            0    17   46      0
2000   108-65-1102-0      TC115D SEAM-SEAL  (84)   BX         55        0          55            0            0     0    0      0
2000   108-65-1125-0      TC118D SEAM-SEAL  (78)   BX         36        0          36            0            0    12   36      0
2000   108-65-1375-0      TC138D SEAM-SEAL  (60)   BX         24        0          24            0            0    12   24      0
2000   108-65-1625-0      TC158D SEAM-SEAL (48)    BX         24        0          24            0            0    12   24      0
2000   108-65-1875-0      TC178D SEAM-SEAL (48)    BX       33.1        0        33.1            0            0     4    8      0
2000   108-65-2125-0      TC218D SEAM-SEAL (36)    BX         15        0          15            0            9    12   24      0
2000   108-65-2375-0      TC238D SEAM-SEAL (36)    BX          7        0           7            0            0     1    4      0
2000   108-65-2625-0      TC258D SEAM-SEAL (30)    BX         11        0          11            0            0     2    8      0
2000   108-65-2875-0      TC278D SEAM-SEAL (30)    BX          5        0           5            0            0     2    6      0
2000   108-65-3125-0      TC318D SEAM-SEAL (24)    BX          8        0           8            0            0     2    8      0
2000   108-65-3500-0      TC312D SEAM-SEAL (18)    BX          8        0           8            0            0     2    4      0
2000   108-65-3625-0      TC358D SEAM-SEAL (18)    BX          8        0           8            0            0     2    4      0
2000   110-20-0336-0      TCS14 1/4X36"X48" (312SF BX          3        0           3            0            0     0    0      0
2000   110-20-0500-4      TCRS 1/4X48"X100' (400SF SF     142400    38000        4400            0            0     0    0      0
2000   110-30-0216-0      TCS38 3/8X36"X48" (216SF BX         12        0          12            0            0     0    0      0
2000   110-30-0340-1      TCRS 3/8X48"X60' GRAY (2 SF        720        0         720            0            0     0    0      0
2000   110-40-0168-0      TCS12 1/2X36"X48" (168SF BX         24        0          24            0            0     0    0      0
2000   110-40-0240-0      TCRS 1/2X48"X60' (240SF) BX          1        0           1            0            0     0    0      0
2000   110-40-0240-1      TCRS 1/2X48"X50' GRAY (2 SF        400        0         400            0            0     0    0      0
2000   110-60-0108-0      TCS34 3/4X36"X48" (108SF BX         -3        0          -3            0            0     0    0      3
2000   110-80-0084-0      TCS100 1X36"X48" (84SF)( BX         68       44          24            0            0     0    0      0
2000   1800-0012-00238-00 2-3/8" ID  X  1/2" WALL  bx          1        0           1            0            0     0    0      0
2000   1800-0012-00412-00 4-1/2" ID  X  1/2" WALL  bx          4        0           4            0            0     0    0      0
2000   1800-0012-00412-03 4-1/2" ID  X  1/2" WALL  bx          4        0           4            0            0     0    0      0
2000   1800-0012-48110-00 1/2" X 36" X 48" (12)    bx         -4        8         -12          120            0    77  149     41
2000   1800-0012-48110-50 1/2" X 48" X 50 FT.      BX         80        0          80            0           34    55  114      0
2000   1800-0012-48110-70 R180FS 1/2" X 48" X 70'  BX         19        3          16            0           30    18   50      0
2000   1800-0014-48110-00 1/4" X 36" X 48" (24)    bx         37        0          37            0            0     5   45      0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                           Qty      Qty                                Ordered                  Qty
Site  Part Number         Description               U/M  on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max To Order
------------------------------------------------------------------------------------------------------------------------------------
2000  1800-0014-48110-50  1/4" X 48" X 50 FT        BX     100.6          0       100.6            0          0    75    135    34.4
2000  1800-0014-48110140  R180FS 1/4" X 48" X 140'  BX        24          2          22           20          0    25     45       0
2000  1800-0018-48110-00  1/8" X 36" X 48" (48)     bx       496         20         476            0          0     5     45       0
2000  1800-0018-48110-50  1/8" X 48" X 50 FT.       bx      18.5         33       -14.5            0          0    26     65    79.5
2000  1800-0034-00158-03  1-5/8" ID  X  3/4" WALL   bx        29          0          29            0          0     0      0       0
2000  1800-0034-00178-03  1-7/8" ID  X  3/4" WALL   bx        13          0          13            0          0     0      0       0
2000  1800-0034-00238-03  2-3/8" ID  X  3/4" WALL   bx         6          0           6            0          0     0      0       0
2000  1800-0034-00318-03  R1800FS  3-1/8"IDX3/4"W   bx        32          0          32            0          0     0      0       0
2000  1800-0034-48110-00  3/4" X 36" X 48"  (8)     bx        68         30          38           60         20    99    185      67
2000  1800-0034-48110-25  3/4" X 48" X 25 FT.       BX         4          0           4            0          0     0      0       0
2000  1800-0034-48110-50  3/4" X 48" X 50 FT        BX       112          2         110            0          0    73    133       0
2000  1800-0038-48110-00  3/8" X 36" X 48" (18)     bx        45          2          43            0          0     6     46       0
2000  1800-0038-48110100  R180FS 3/8" X 48" X 100'  BX        10          0          10            0          0     7     12       0
2000  1800-0058-48110-00  5/8" X 36" X 48" (10)     bx         0          2          -2           11         29     5     45       0
2000  1800-0058-48110-50  5/8" X 48" X 50 FT.       BX        25          0          25            0          0     5     25       0
2000  1800-1000-00158-03  1-5/8" ID  X  1" WALL     bx        40          0          40            0          0     0      0       0
2000  1800-1000-00218-03  2-1/8" ID  X  1" WALL     bx        18          0          18            0          0     0      0       0
2000  1800-1000-00278-03  2-7/8" ID  X  1" WALL     bx        14          0          14            0          0     0      0       0
2000  1800-1000-00658-00  6-5/8" ID X 1" WALL (12)  bx         2          0           2            0          0     0      0       0
2000  1800-1000-48110-00  1" X 36" X 48"   (6)      bx        56         50           6            0         60    84    161      95
2000  1800-1000-48110-25  1" X 48" X 25 FT.         BX         8          0           8            0          0     0      0       0
2000  1800-1000-48110-35  R180FS 1" X 48" X 35'     BX        -9         14         -23           88         40    75    150      45
2000  1800-1012-48110-00  1-1/2" X 36" X 48" (4)    bx        21          0          21            0          0     5     45      24
2000  1800-1012-48110-25  1-1/2" X 48" X 25 FT.     BX         5          0           5            0          0    23     57      52
2000  1800-1014-48110-25  1-1/4" X 48" X 25 FT.     BX         1          0           1            0          0     0      0       0
2000  1800-2000-00018-08  1/8"x2"x30'               bx       966        281         685            0          0   500    700       0
2000  1800-2000-00018-B8  1/8" X 2" X 30' (50)      BX        64          0          64            0          0     0      0       0
2000  1800-2000-48110-00  2" X 36" X 48"  (3)       bx         0          0           0            0         40     5     45       0
2000  1800-2000-48110-15  R180FS 2" X 48" X 15'     BX        20          0          20            0          0     0      0       0
2000  1800-2000-48110-25  2" X 48" X 25 FT.         BX         4          0           4            0          0     5     25      21
2000  250-102-02          1900-5/8 X 1/4            BX         6          0           6            0          0     5     15       9
2000  250-103-02          1600-5/8 X 3/8            BX        14          0          14            0          0     5     15       0
2000  250-104-02          1200-5/8 X 1/2            BX        10          0          10            0          0     2      5       0
2000  250-122-02          1800-3/4 X 1/4            BX        29          0          29            0          0    15     45      16
2000  250-123-02          3/4x3/8 25/50 LINE-SET    BX        97         17          80            0          0    50    100       0
2000  250-124-02          1000-3/4 X 1/2            BX        12          0          12            0          0     2      5       0
2000  250-142-02          1500-7/8 X 1/4            BX        15          0          15            0          0    20     40      25
2000  250-143-02          7/8x3/8 25/50 LINE-SET    BX        85          0          85            0          0    30     80       0
2000  250-144-02          800-7/8 X 1/2             BX         4          0           4            0          0     2      5       0
2000  250-182-02          1200-1 1/8 X 1/4          BX         2          0           2            0          0     2      5       3
2000  250-183-02          800-1 1/8 X 3/8           BX         8          3           5            0          0     4      9       4
2000  250-184-02          500-1 1/8x1/2             BX         5          0           5            0          0     1      3       0
2000  354-100-03          1/4" IN-PROCESS INSH      SF  276600.4          0    276600.4            0          0     0      0       0
2000  354-100-05          1/2" IN-PROCESS INSH      SF     -3780          0       -3780            0          0     0      0    3780
2000  357-100-03          1/4" IN-PROCESS IUTSH     SF      1600          0        1600            0          0     0      0       0
2000  357-100-04          3/8" IN-PROCESS IUT       SF      5200          0        5200            0          0     0      0       0
2000  357-100-05          1/2" IN-PROCESS IUT       SF      1120          0        1120            0          0     0      0       0
2000  357-100-09          1" IN-PROCESS IUT         SF      8000          0        8000            0          0     0      0       0
2000  362-100-04          3/8 DCH IN-PROCESS SHEET  SF     17280          0       17280            0          0     0      0       0
2000  364-200-404         IN-PROCESS PAD SPRINGTIM  EA     -1728          0       -1728            0          0     0      0    1728
2000  364-205-07          3/4 IN-PROCESS PAD 7 RED  EA      5519          0        5519            0          0     0      0       0
2000  364-205-11          3/4 IN-PROCESS PAD 11 GR  EA       350          0         350            0          0     0      0       0
2000  364-205-19          3/4 IN-PROCESS PAD 19 BL  EA      7758          0        7758            0          0     0      0       0
2000  364-205-30          3/4 IN-PROCESS PAD 30 YE  EA      3892          0        3892            0          0     0      0       0
2000  364-205-404         3/4 IN-PROCESS PAD 38 GR  EA      2337          0        2337            0          0     0      0       0
2000  364-305-07          3/4 IN-PROCESS S.S. 7 RE  EA      -358          0        -358            0          0     0      0     358
2000  364-305-19          3/4 IN-PROCESS S.S. 19 B  EA     -1174          0       -1174            0          0     0      0    1174
2000  364-305-30          3/4 IN-PROCESS S.S. 30 Y  EA       251          0         251            0          0     0      0       0
2000  364-305-404         3/4 IN-PROCESS S.S. 38 G  EA        33          0          33            0          0     0      0       0
2000  364-400-14          IN-PROCESS BACKEEZY ORAN  EA       604          0         604            0          0     0      0       0
2000  364-400-30          IN-PROCESS BACKEEZY BRT   EA         0          0           0            0          0     0      0       0
2000  364-400-36          IN-PROCESS BACKEEZY TEAL  EA      -444          0        -444            0          0     0      0     444
2000  441-184-06          INLK 6-1 1/8 X 1/2 (168)  BX         1          0           1            0          0     0      0       0
2000  441-304-06          INLK 6-2 1/8 X 1/2 (84)   BX       3.4          0         3.4            0          0     0      0       0
2000  442-021-00          1000-1/4 X 3/16 (1000)    BX         3          0           3            0          0     0      0       0
2000  442-023-79          2800-1/4 X 3/8 (2800)     BX         1          0           1            0          0     0      0       0
2000  442-061-52          1000-3/8 X 3/16 (1000)    BX         2          6          -4            0          0     0      0       4
2000  442-061-68          2000-3/8 X 3/16 SP (2000  BX         0          6          -6            0          0     0      0       6
2000  442-061-80          2900-3/8 X 3/16 (2900)    BX         3          0           3            0          0     0      0       0
2000  442-063-42          500-3/8 X 3/8 (500)       BX         4          0           4            0          0     0      0       0
2000  442-081-58          2000-1/2 X 3/16 SP (2000  BX         9          5           4            0          0     0      0       0
2000  442-082-32          250-1/2 X 1/4 (500)       BX        -4          0          -4            0          0     0      0       4

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                              Qty      Qty                      Ordered                    Qty
Site  Part Number   Description               U/M  on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max    To Order
------------------------------------------------------------------------------------------------------------------------------------
2000  442-082-33    TRUE MFG 500-1/2x1/4      BX      102        420       -318            0           0     0      0         318
2000  442-083-38    400-1/2 X 3/8 (400)       BX        3          0          3            0           0     0      0           0
2000  442-083-68    2000-1/2 X 3/8 (2000)     BX        4          0          4            0           0     0      0           0
2000  442-084-32    250-1/2 X 1/2 (250)       BX        4          8         -4            0           0     0      0           4
2000  442-101-56    1400-5/8 X 3/16 SP (1400  BX        5          8         -3            0           0     0      0           3
2000  442-101-70    2100-5/8 X 3/16 (2100)    BX        5          0          5            0           0     0      0           0
2000  442-102-36    300-5/8 X 1/4 (300)       BX       51          0         51            0           0     0      0           0
2000  442-102-37    TRUE MFG 500-5/8x1/4      BX       21        100        -79            0           0     0      0          79
2000  442-102-66    1900-5/8 X 1/4 (1900)     BX        2         15        -13            0           0     0      0          13
2000  442-103-32    250-5/8 X 3/8 (250)       BX       15          0         15            0           0     0      0           0
2000  442-103-62    1600-5/8 X 3/8 (1600)     BX        1          1          0            0           0     0      0           0
2000  442-104-32    250-5/8 X 1/2 (250)       BX       51          0         51            0           0     0      0           0
2000  442-105-50    700-5/8 x 3/4 (700)       BX       16          0         16            0           0     0      0           0
2000  442-121-66    1900-3/4 X 3/16 (1900)    BX        1          0          1            0           0     0      0           0
2000  442-122-34    275-3/4 X 1/4 (275)       BX        8          0          8            0           0     0      0           0
2000  442-122-52    1000-3/4 X 1/4 SP (1000)  BX        4          4          0            0           0     0      0           0
2000  442-123-32    250-3/4 X 3/8 (250)       BX        5          0          5            0           0     0      0           0
2000  442-123-58    1400-3/4 X 3/8 (1400)     BX        0         16        -16            0           0     0      0          16
2000  442-124-32    250-3/4 X 1/2 (250)       BX        6          0          6            0           0     0      0           0
2000  442-125-48    600-3/4 X 3/4 (600)       BX       18         25         -7            0           0     0      0           7
2000  442-132-51    850-3/4 IPS X 1/4 SP (85  BX        9         23        -14            0           0     0      0          14
2000  442-141-52    1000 X 7/8 X 3/16 SP (10  FT     2000          0       2000            0           0     0      0           0
2000  442-141-62    1600-7/8 X 3/16 (1600)    BX        1         15        -14            0           0     0      0          14
2000  442-142-06    6-7/8 X 1/4 (300)         BX        5          0          5            0           0     0      0           0
2000  442-142-60    1500-7/8 X 1/4 (1500)     BX       12          0         12            0           0     0      0           0
2000  442-143-32    250-7/8 X 3/8 (250)       BX        3        150       -147            0           0     0      0         147
2000  442-143-46    600-7/8 X 3/8 SP (600)    BX        0          8         -8            0           0     0      0           8
2000  442-143-56    1200-7/8 X 3/8 (1200)     BX       12          0         12            0           0     0      0           0
2000  442-144-30    200-7/8 X 1/2 (200)       BX        0          4         -4            0           0     0      0           4
2000  442-145-40    450-7/8 X 3/4 (450)       BX        0         26        -26            0           0     0      0          26
2000  442-181-32    250-1 1/8 X 3/16 (250)    BX        1          0          1            0           0     0      0           0
2000  442-182-32    250-1 1/8 X 1/4 (250)     BX       20          0         20            0           0     0      0           0
2000  442-183-28    150-1 1/8 X 3/8 (150)     BX       33         65        -32            0           0     0      0          32
2000  442-183-50    800-1 1/8 X 3/8 (800)     BX        8          0          8            0           0     0      0           0
2000  442-184-26    125-1 1/8 X 1/2 (125)     BX       18          0         18            0           0     0      0           0
2000  442-184-44    550-1 1/8 X 1/2 (550)     BX        3          0          3            0           0     0      0           0
2000  442-223-26    125-1 3/8 X 3/8 (125)     BX        9        117       -108            0           0     0      0         108
2000  442-223-38    375-1 3/8 X 3/8 SP (375)  BX        8         12         -4            0           0     0      0           4
2000  442-223-42    500-1 3/8 X 3/8 (500)     BX        5          0          5            0           0     0      0           0
2000  442-224-26    125-1 3/8 X 1/2 (125)     BX       -7          0         -7            0           0     0      0           7
2000  442-225-38    300-1 3/8 X 3/4 NO PRINT  BX      0.9          0        0.9            0           0     0      0           0
2000  442-263-42    500-1 5/8 X 3/8 (500)     BX        2          0          2            0           0     0      0           0
2000  442-265-28    RM903121  1 5/8x3/4x150'  BX       33          0         33            0           0     9     27           0
2000  442-266-28    RM903119 1 5/8x1x150'     BX       61          0         61            0           0    18     54           0
2000  442-275-28    RM903115 1 7/8x3/4x150'   BX       56          0         56            0           0    54     72          16
2000  442-304-10    50-2 1/8 X 1/2 (100)      BX        4          0          4            0           0     0      0           0
2000  442-306-28    RM903147 2 1/8x1x150'     BX       40          0         40            0           0    18     36           0
2000  442-335-28    RM903140 2 3/8x3/4x150'   BX        3          0          3            0           0    18      0           0
2000  442-425-28    RM903152 3 5/8x3/4x150'   BX       76          0         76            0           0    54     72           0
2000  442-484-28    RM903137  4 1/2x1/2x150'  BX       22          0         22            0           0    18     36          14
2000  442-485-24    RM903139 4 1/2x3/4x100'   BX       30          0         30            0           0     0      0           0
2000  444-063-06    6-3/8 X 3/8 (648)         BX        5          0          5            0           0     2      6           0
2000  444-064-06    6-3/8 X 1/2 (420)         BX        5          0          5            0           0     0      0           0
2000  444-083-06    6-1/2 X 3/8 (480)         BX       39          0         39            0           0     2      6           0
2000  444-084-06    6-1/2 X 1/2 (312)         BX        5          0          5            0           0     0      0           0
2000  444-103-06    6-5/8 X 3/8 (396)         BX       25          0         25            0           0    15     25           0
2000  444-104-06    6-5/8 X 1/2 (312)         BX       32          0         32            0           0    30     45          13
2000  444-105-06    6-5/8 X 3/4 (180)         BX       44          0         44            0           0    15     25           0
2000  444-123-06    6-3/4 X 3/8 (354)         BX       20          1         19            0           0    15     25           6
2000  444-124-06    6-3/4 X 1/2 (270)         BX      7.1          0        7.1            0           0     2      6           0
2000  444-143-06    6-7/8 X 3/8 (288)         BX        8          3          5            0           0     2      6           0
2000  444-144-06    6- 7/8 X 1/2 (216)        BX       49          0         49            0           0    35     50           0
2000  444-145-06    6-7/8 X 3/4 (126)         BX       35          0         35            0           0    15     25           0
2000  444-146-06    6-7/8 X 1 (78)            BX        1          0          1            0           0     0      0           0
2000  444-183-06    6-1 1/8 X 3/8 (216)       BX       11          0         11            0           0     5     10           0
2000  444-184-06    6-1 1/8 X 1/2 (168)       BX       40          0         40            0           0    28     40           0
2000  444-185-06    6-1 1/8 X 3/4 (90)        BX       21          0         21            0           0    15     25           0
2000  444-186-06    6-1 1/8 X 1 (66)          BX       35          0         35            0           0     0      0           0
2000  444-224-06    6-1 3/8 X 1/2 (120)       BX     13.1         10        3.1            0           0     5     10         6.9
2000  444-225-06    6-1 3/8 X 3/4 (78)        BX        6          0          6            0           0     2      6           0
2000  444-226-06    6-1 3/8 X 1 (60)          BX       29          0         29            0           0     0      0           0
2000  444-263-06    6-1 5/8 X 3/8 (132)       BX        6          0          6            0           0     2      6           0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                     Qty      Qty                               Ordered                   Qty
Site  Part Number    Description             U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
2000  444-264-06     6-1 5/8 X 1/2 (108)      BX        40        0          40             0          0    30     45          0
2000  444-265-06     6-1 5/8 X 3/4 (72)       BX      23.7        0        23.7             0          0    16     27          0
2000  444-303-06     6-2 1/8 X 3/8 (78)       BX         6        0           6             0          0     2      6          0
2000  444-304-06     6-2 1/8 X 1/2 (60)       BX        39        0          39             0          0    25     40          0
2000  444-305-06     6-2 1/8 X 3/4 (60)       BX        24        0          24             0          0    17     28          0
2000  444-323-06     6-2 1/2 IPS X 3/8 (60)   BX         6        0           6             0          0     2      6          0
2000  444-324-06     6-2 1/2 IPS X 1/2 (48)   BX         6        0           6             0          0     0      0          0
2000  444-343-06     6-2 5/8 X 3/8 (72)       BX         6        0           6             0          0     2      6          0
2000  444-344-06     6-2 5/8 X 1/2 (60)       BX        35        0          35             0          0    25     40          0
2000  444-345-06     6-2 5/8 X 3/4 (42)       BX        24        0          24             0          0    15     25          0
2000  444-364-06     6-3 IPS X 1/2 (36)       BX        15        0          15             0          0     2      8          0
2000  444-366-06     6-3 IPS X 1 (30)         BX        20        0          20             0          0     2      8          0
2000  444-384-06     6-3 1/8 X 1/2 (48)       BX         0       10         -10             0          0     0      0         10
2000  444-386-06     6-3 1/8 X 1 (30)         BX         1        0           1             0          0     0      0          0
2000  444-434-06     6-3 1/2 IPS x 1/2 (30)   bx         6        0           6             0          0     2      6          0
2000  445-022-06     6-1/4 X 1/4 (1110)       BX        17        0          17             0          0     6     40         23
2000  445-023-06     6-1/4 X 3/8 (882)        BX        50        6          44             0          0    20     60          0
2000  445-061-06     6-3/8 X 3/16 (930)       BX        55        0          55             0          0    40     80         25
2000  445-061-06-S   6-3/8 X 3/16 SLIT (930)  BX         8       31         -23             0          0     0      0         23
2000  445-062-06     6-3/8 X 1/4 (840)        BX        41        6          35             0          0    60    120         85
2000  445-063-06     6-3/8 X 3/8 (690)        BX       146        0         146             0          0    60    120          0
2000  445-064-06     6-3/8 X 1/2 (456)        BX       125        0         125             0          0    40    120          0
2000  445-065-06     6-3/8 X 3/4 (294)        BX        76        0          76             0          0    40     60          0
2000  445-081-06     6-1/2 X 3/16 (870)       BX        41        0          41             0          0    40     60         19
2000  445-082-06     6-1/2 X 1/4 (648)        BX        58        8          50             0          0    40     60          0
2000  445-083-06     6-1/2 X 3/8 (510)        BX        27        3          24             0          0    60    120         96
2000  445-084-06     6-1/2 X 1/2 (360)        BX       236        0         236             0          0   120    280          0
2000  445-085-06     6-1/2 X 3/4 (228)        BX       116        0         116             0          0    60    120          0
2000  445-101-06     6-5/8 X 3/16 (690)       BX        56        7          49             0          0     6     24          0
2000  445-102-06     6-5/8 X 1/4 (540)        BX        25        0          25             0          0    20     60         35
2000  445-103-06     6-5/8 X 3/8 (426)        BX       174       23         151             0          0   360   1040        889
2000  445-104-06     6-5/8 X 1/2 (324)        BX     394.3        0       394.3             0          0   360    540      145.7
2000  445-104-06W    6-5/8x1/2 WHITE (324)    BX        -1      150        -151             0          0     0      0        151
2000  445-105-06     6-5/8 X 3/4 (180)        BX        12        3           9             0          0    60    120        111
2000  445-106-06     6-5/8 X 1 (108)          BX        38        5          33             0          0    60    120         87
2000  445-106-06W    6-5/8x1 WHITE (108)      BX         6       60         -54             0          0     0      0         54
2000  445-121-06     6-3/4 X 3/16 (600)       BX        27        0          27             0          0     6     48          0
2000  445-122-06     6-3/4 X 1/4 (450)        BX        23        0          23             0          0    60    120         97
2000  445-123-06     6-3/4 X 3/8 (378)        BX       -36      157        -193             0          0   780   2160       2353
2000  445-124-06     6-3/4 X 1/2 (270)        BX       324      220         104             0          0   360    720        616
2000  445-125-06     6-3/4 X 3/4 (120)        BX       176        0         176             0          0    60    120          0
2000  445-126-06     6-3/4 X 1 (78)           BX      84.3        0        84.3             0          0    60    120       35.7
2000  445-126-06W    6-3/4x1 WHITE (78)       BX      25.6        0        25.6             0          0     0      0          0
2000  445-132-06     6-3/4 IPS X 1/4 (348)    BX         1        0           1             0          0     0      0          0
2000  445-133-06     6-3/4 IPS X 3/8 (276)    BX        25        0          25             0          0     5     24          0
2000  445-134-06     6-3/4 IPS X 1/2 (198)    BX        42        0          42             0          0     5     24          0
2000  445-135-06     6-3/4 IPS X 3/4 (114)    BX       153        0         153             0          0     5     24          0
2000  445-136-06     6-3/4 IPS X 1 (84)       BX       158        0         158             0          0    14     48          0
2000  445-141-06     6-7/8 X 3/16 (510)       BX        74        0          74             0          0    60    140         66
2000  445-142-06     6-7/8 X 1/4 (360)        BX        73       20          53             0          0    60    180        127
2000  445-143-06     6-7/8 X 3/8 (318)        BX       305      165         140             0          0   720   2160       2020
2000  445-144-06     6-7/8 X 1/2 (228)        BX     486.3      156       330.3             0          0   360   1080      749.7
2000  445-145-06     6-7/8 X 3/4 (126)        BX     230.5      144        86.5             0          0   260    360      273.5
2000  445-145-06W    6-7/8x3/4 WHITE (126)    BX         0        7          -7             0          0     0      0          7
2000  445-146-06     6-7/8 X 1 (78)           BX       165        5         160             0          0   120    180          0
2000  445-146-06W    6-7/8x1 WHITE (78)       BX        -2      220        -222             0          0     0      0        222
2000  445-163-06     6-1 IPS X 3/8 (210)      BX       117        0         117             0          0     5     48          0
2000  445-164-06     6-1 IPS X 1/2 (150)      BX       112        0         112             0          0    40    120          0
2000  445-165-06     6-1 IPS X 3/4 (90)       BX        34        0          34             0          0     5     48          0
2000  445-166-06     6-1 IPS X 1 (66)         BX        31        0          31             0          0     8     48          0
2000  445-181-06     6-1 1/8 X 3/16 (408)     BX        13        0          13             0          0     0      0          0
2000  445-182-06     6-1 1/8 X 1/4 (246)      BX       120        0         120             0          0    40    120          0
2000  445-183-06     6-1 1/8 X 3/8 (216)      BX       243       97         146             0          0   540   1080        934
2000  445-184-06     6-1 1/8 X 1/2 (156)      BX     368.5      634      -265.5             0          0   360    720      985.5
2000  445-185-06     6-1 1/8 X 3/4 (90)       BX       246       34         212             0          0   180    360        148
2000  445-186-06     6-1 1/8 X 1 (66)         BX       304       38         266             0          0   180    360         94
2000  445-186-06W    6-1 1/8x1 WHITE (66)     BX         0      251        -251             0          0     0      0        251
2000  445-221-06     6-1 3/8 X 3/16 (366)     BX         8        0           8             0          0     6     24         16
2000  445-222-06     6-1 3/8 X 1/4 (210)      BX        46     25.7        20.3             0          0     6     24          0
2000  445-223-06     6-1 3/8 X 3/8 (168)      BX       225        5         220             0          0    60    180          0
2000  445-224-06     6-1 3/8 X 1/2 (120)      BX       280       40         240             0          0   180    360        120
2000  445-224-06W    6-1 3/8x1/2 WHITE (120)  BX         0       40         -40             0          0     0      0         40

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                         Qty      Qty                                Ordered                  Qty
Site   Part Number    Description                U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
2000   445-225-06     6-1 3/8 X 3/4 (78)         BX       169         44         125            0           0   180    360      235
2000   445-226-06     6-1 3/8 x 1 (60)           BX        66         20          46            0           0   120    180      134
2000   445-226-06W    6-1 3/8x1 WHITE (60)       BX         0        320        -320            0           0     0      0      320
2000   445-242-06     6-1 1/2 IPS x 1/4 (150)    BX        50          0          50            0           0     0      0        0
2000   445-243-06     6-1 1/2 IPS X 3/8 (120)    BX        84          0          84            0           0     6     48        0
2000   445-244-06     6-1 1/2 IPS X 1/2 (114)    BX        46          0          46            0           0    60    100       54
2000   445-245-06     6-1 1/2 IPS X 3/4 (66)     BX        59         34          25            0           0    20     60       35
2000   445-246-06     6-1 1/2 IPS X 1 (42)       BX        54          0          54            0           0     6     40        0
2000   445-262-06     6-1 5/8 X 1/4 (204)        BX        14          0          14            0           0     0      0        0
2000   445-263-06     6-1 5/8 X 3/8 (150)        BX       100          0         100            0           0    60    180       80
2000   445-263-06C    6-1 5/8 x 3/8 CORES (138   BX         6          0           6            0           0     0      0        0
2000   445-264-06     6-1 5/8 X 1/2 (114)        BX       424          0         424            0           0   140    360        0
2000   445-264-06W    6-1 5/8x1/2 WHITE (114)    BX       -20          0         -20            0           0     0      0       20
2000   445-265-06     6-1 5/8 X 3/4 (72)         BX       361         25         336            0           0   180    360        0
2000   445-266-06     6-1 5/8 X 1 (42)           BX        62         43          19            0           0   100    180      161
2000   445-266-06W    6-1 5/8x1 WHITE (42)       BX        20        240        -220            0           0     0      0      220
2000   445-283-06     6-2 IPS X 3/8 (84)         BX       110          0         110            0           0    40    140        0
2000   445-284-06     6-2 IPS X 1/2 (66)         BX       103         40          63            0           0    60    180      117
2000   445-285-06     6-2 IPS X 3/4 (48)         BX       215         30         185            0           0    60    180        0
2000   445-286-06     6-2 IPS X 1 (36)           BX       113          0         113            0           0    40    140        0
2000   445-303-06     6-2 1/8 X 3/8 (96)         BX       378         35         343            0           0   140    360        0
2000   445-303-06-S   6-2 1/8 X 3/8 (96) SLIT    BX        -1          0          -1            0           0     0      0        1
2000   445-304-06     6-2 1/8 X 1/2 (72)         BX       347         16         331            0           0   180    360        0
2000   445-305-06     6-2 1/8 X 3/4 (60)         BX       270         45         225            0           0   180    360      135
2000   445-306-06     6-2 1/8 X 1 (42)           BX       125          0         125            0           0    60    180        0
2000   445-323-06     6-2 1/2 IPS X 3/8 (60)     BX        80          0          80            0           0     5     45        0
2000   445-324-06     6-2 1/2 IPS X 1/2 (48)     BX       173         24         149            0           0    40    140        0
2000   445-325-06     6-2 1/2 IPS X 3/4 (36)     BX       156          3         153            0           0    14    140        0
2000   445-326-06     6-2 1/2 IPS X 1 (36)       BX       107          0         107            0           0     9     40        0
2000   445-343-06     6-2 5/8 X 3/8 (72)         BX       150         14         136            0           0    40    140        0
2000   445-344-06     6-2 5/8 X 1/2 (60)         BX       118         33          85            0           0    60    180       95
2000   445-345-06     6-2 5/8 X 3/4 (42)         BX       185          2         183            0           0    60    180        0
2000   445-346-06     6-2 5/8 X 1 (36)           BX       199          0         199            0           0    60    180        0
2000   445-363-06     6-3 IPS X 3/8 (48)         BX     127.1          0       127.1            0           0    40    140        0
2000   445-364-06     6-3 IPS X 1/2 (36)         BX        97         36          61            0           0    60    140       79
2000   445-365-06     6-3 IPS X 3/4 (30)         BX       199          0         199            0           0    60    180        0
2000   445-366-06     6 - 3IPS X 1 (30)          BX       166         30         136            0           0    80    140        0
2000   445-383-06     6-3 1/8 X 3/8 (60)         BX        80         10          70            0           0    52    120       50
2000   445-384-06     6-3 1/8 X 1/2 (48)         BX       160         33         127            0           0    60    180        0
2000   445-385-06     6-3 1/8 X 3/4 (36)         BX       127         30          97            0           0    60    180       83
2000   445-386-06     6-3 1/8 X 1 (30)           BX       157          0         157            0           0    40    140        0
2000   445-403-06     6-3 1/2 IPS x 3/8 (30)     bx       109          0         109            0           0     0      0        0
2000   445-404-06     6-3 1/2 IPS X 1/2 (30)     BX        40          0          40            0           0    51     80       40
2000   445-405-06     6-3 1/2 IPS X 3/4 (24)     BX       180          0         180            0           0     5     40        0
2000   445-423-06     6-3 5/8 x 3/8              BX      60.3          0        60.3            0           0    40     80        0
2000   445-424-06     6-3 5/8 X 1/2 (36)         BX       124          0         124            0           0    60    180        0
2000   445-425-06     6-3 5/8 X 3/4 (30)         BX       160          0         160            0           0     6     40        0
2000   445-426-06     6-3 5/8 x 1 (30)           BX        44          0          44            0           0    40    100       56
2000   445-444-06     6-4 IPS X 1/2 (24)         BX       194         86         108            0           0    60    180       72
2000   445-445-06     6-4 IPS X 3/4 (24)         BX       143         50          93            0           0   140    180       87
2000   445-446-06     6-4 IPS x 1 (12)           BX       223         40         183            0           0    40    100        0
2000   445-463-06     6-4 1/8 x 3/8 (30)         BX       123          0         123            0           0    40    140        0
2000   445-464-06     6-4 1/8 X 1/2 (24)         BX       224          0         224            0           0    60    180        0
2000   445-465-06     6-4 1/8 X 3/4 (24)         BX       195          0         195            0           0    40    180        0
2000   445-466-06     6-4 1/8 x 1 (18)           BX       137          0         137            0           0    40    140        0
2000   445-496-06     6-5 IPS x 1 (6)            BX        31          0          31            0           0    20     60       29
2000   445-504-06     6-5 IPS X 1/2 (12)         BX        70         20          50            0           0    24     48        0
2000   445-505-06     6-5 IPS X 3/4 (12)         BX        45         90         -45            0           0    18     48       93
2000   445-604-06     6-6 IPS x 1/2 (6)          BX        26          0          26            0           0    12     30        0
2000   445-606-06     6-6 IPS x 1 (6)            BX         1          0           1            0           0    12     48       47
2000   445-804-06     6-8 IPS x 1/2 (6)          BX         3          0           3            0           0    24     48       45
2000   447-104-06     6-5/8 x 1/2 EXPORT TUBE    BX         2          0           2            0           0     0      0        0
2000   447-124-06     6-3/4x1/2 EXPORT TUBE      BX         2          0           2            0           0     0      0        0
2000   447-144-06     6-7/8 x 1/2 EXPORT TUBE    BX         2          0           2            0           0     0      0        0
2000   447-183-06     6-1 1/8x3/8 EXPORT TUBE    BX        48          0          48            0           0     0      0        0
2000   447-184-06     6-1 1/8 x 1/2 EXPORT       BX        26          0          26            0           0     0      0        0
2000   447-304-06     6-2 1/8 x 1/2 EXPORT       BX         4          0           4            0           0     0      0        0
2000   448-063-06     6-3/8 x 3/8 SLIT NO TALC   BX         5          0           5            0           0     0      0        0
2000   448-121-66     1900-3/4 x 3/16 NT (1900   BX        19          9          10            0           0     0      0        0
2000   448-123-06     6-3/4 x 3/8 SLIT NO TALC   BX        13       11.1         1.9            0           0     0      0        0
2000   448-183-06     6-1 1/8 x 3/8 SLIT NO      BX     195.6          0       195.6            0           0     0      0        0
2000   454-084-58     NP77 RS 3/16X36MINX165'S   SF     13365          0       13365            0           0     0      0        0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                         Qty      Qty                                Ordered                  Qty
Site   Part Number    Description                U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
2000  454-124-48      RS-1/4-36 X 125 (375)      BX      53       20          33                0           0     0      0         0
2000  454-128-48      RS-1/4-48125 (500)         BX       5        0           5                0           0     0      0         0
2000  454-404-04      RS-1 1/2 X 36 X 30' (1RL   BX       1        0           1                0           0     0      0         0
2000  470-042-03D     UNITED EXPORT IT-30-1/8-   BX      20      410        -390                0           0     0      0       390
2000  470-042-06      IT-100-1/8-2 W/O PSA (7)   BX      18        0          18                0           0     0      0         0
2000  470-042-10      IT-30-1/4-2 W/PSA (11)     BX       9        0           9                0           0     0      0         0
2000  473-006-03      TYPE B, 3 X 3 X 3/8 (72)   BX      28        0          28                0           0     0      0         0
2000  473-006-04      TYPE B, 4 X 4 X 3/8 (48)   BX      19        0          19                0           0     0      0         0
2000  473-006-06      TYPE B, 6 X 6 X 3/8 (48)   BX      96        0          96                0           0     0      0         0
2000  473-014-05      TYPE A, 3 x 6 x 7/8        BX      18        0          18                0           0     0      0         0
2000  478-042-03      CT-30-1/8-2 (12)           BX      97     1124       -1027                0           0     0      0      1027
2000  4999-039        7/8"X3"X3" VIB PAD         PC    5220        0        5220                0           0     0      0         0
2000  500-85-1000-0   SBZY BKEEZY3/8X20X60(Y-T)  BX      15        0          15                0           0     0      0         0
2000  500-85-1000-2   SBZY BKEEZY 3/8X20X60(Y-)  BX      72       37          35                0           0     0      0         0
2000  500-90-0003-2   SKTD BPR-03 WHITE (24)     BX       1        0           1                0           0     0      0         0
2000  500-90-0013-1   SKTD BHR-13 GREY (24)      BX       1        0           1                0           0     0      0         0
2000  500-90-0030-1   SKTD BHR-30 BR YELLOW (20) BX       5        0           5                0           0     0      0         0
2000  500-90-0404-1   SKTD BHR-404 GREEN (24)    BX       4        0           4                0           0     0      0         0
2000  500-90-0404-4   FRKS NURS SKTD 404 SPTGR   BX      52        0          52                0           0     0      0         0
2000  500-91-0019-0   SKTSS BH-19 BLUE (12)      BX       1        0           1                0           0     0      0         0
2000  500-92-0000-3   S&K 3/4" KP B19,R7,G38,Y   BX     -12       51         -63                0           0     0      0        63
2000  500-92-0007-3   S&K 3/4" KP RED 7 BULK (   BX      48        0          48                0           0     0      0         0
2000  500-92-0019-3   S&K 3/4" KP BLUE 19 BULK   BX       6        0           6                0           0     0      0         0
2000  500-92-0030-3   S&K 3/4" KP YELL 30 BULK   BX     205        0         205                0           0     0      0         0
2000  500-92-0038-3   S&K 3/4" KP GRN 38 BULK    BX      18        0          18                0           0     0      0         0
2000  500-92-0051-5   FITAC 3/4 KP GA.GRN        BX      19        0          19                0           0     0      0         0
2000  500-93-0000-3   S&K 3/4"SS B19,R7,G38,Y3   BX      12        0          12                0           0     0      0         0
2000  500-93-0007-3   S&K 3/4" SS RED 7 BULK (   BX      14        0          14                0           0     0      0         0
2000  500-93-0014-3   S&K 3/4" SS ORANGE 14 BU   BX       6        0           6                0           0     0      0         0
2000  500-93-0019-3   S&K 3/4" SS BLUE 19 BULK   BX      80        0          80                0           0     0      0         0
2000  500-93-0030-3   S&K 3/4" SS YELL 30 BULK   BX      73        0          73                0           0     0      0         0
2000  500-93-0038-3   S&K 3/4" SS GREEN 38 BUL   BX      63        0          63                0           0     0      0         0
2000  916-32000P      R-320 ADH. PT W/BT (12)    BX    51.7        0        51.7                0           0     0      0         0
2000  473-006-02      TYPE B, 2 X 2 X 3/8 (192)  BX      10        0          10                0           0     0      0         0
2000  473-006-18      TYPE B, 18 X 18 X 3/8 (1)  BX      21        0          21                0           0     0      0         0
2000  473-014-02      TYPE A, 2 X 2 X 7/8 (96)   BX     125        0         125                0           0     0      0         0
2000  473-014-03      TYPE A, 3 X 3 X 7/8 (36)   BX     0.8        0         0.8                0           0     0      0         0
2000  473-014-04      TYPE A, 4 X 4 X 7/8 (24)   BX      20        0          20                0           0     0      0         0
2000  473-014-18      TYPE A, 18 X 18 X 7/8 (6)  BX     0.5        0         0.5                0           0     0      0         0
2000  906-32000       R-320 ADHESIVE PT (24)     BX      47        0          47                0           0     8     16         0
2000  906-37300       R-373 ADHESIVE PT (24)     bx      49        0          49                0           0     8     16         0
2000  907-32000       R-320 ADHESIVE QT (12)     BX      42        2          40                0           0    20     50         0
2000  907-37300       R-373 ADHESIVE QT (12)     bx    71.8        0        71.8                0           0    20     50         0
2000  908-32000       R-320 ADHESIVE GAL (4)     BX       0        2          -2                0           0    17     31        33
2000  908-37300       R-373 ADHESIVE GAL (4)     bx      59        0          59                0           0    20     50         0
2000  908-37400       374 INSUL COAT GAL (4)     bx    79.3        5        74.3                0           0    40     90         0
2000  915-32000       R-320 1/2 PTW/BT (24)      BX     2.4        0         2.4                0           0     0      0         0
2000  915-37300       R-373 ADH.1/2PT W/BT(24)   bx       3        0           3                0           0     0      0         0
2000  916-32000       R-320 ADH. PT W/BT (24)    BX      44       27          17                0           0    30     60        43
2000  916-37300       R-373 ADH. PT W/BT (24)    bx      97        0          97                0           0    50    100         0
2000  917-37300       R-373 ADH. QT W/BT (12)    bx       0        7          -7                0           0     0      0         7
2000  948-32000       R-320 ADH 1/2 PINT W/BT    BX      67        0          67                0           0    30     80         0
2000  948-37300       R-373 ADH 1/2 PINT W/BT    BX      54        2          52                0           0    30     60         0
3000  473-014-18      TYPE A, 18 X 18 X 7/8 (6)  BX       1        0           1                0           0     0      0         0
3500  104-20-0375-0   TC38 NO SLIT (2000)        FT       0    40000      -40000                0           0     0      0     40000
3500  104-30-0375-S   TC38A SLIT (600)           BX      16        0          16                0           0     9     49        33
3500  104-30-0500-0   TC12A (480)                BX      30        0          30                0           0     0      0         0
3500  104-30-0500-S   TC12A SLIT (480)           BX    35.3        0        35.3                0           0     5     30         0
3500  104-30-0625-0   TC58A (390)                BX      34        0          34                0           0     0      0         0
3500  104-30-0625-0SU TC58A SEMI SLIT (65)       BX     216       14         202                0           0    84    252         0
3500  104-30-0625-S   TC58A SLIT (390)           BX     128       15         113                0           0    81    165        52
3500  104-30-0750-S   TC34A SLIT (330)           BX      43        0          43                0           0    38     89        46
3500  104-30-0875-0SU TC78A SEMI SLIT (49)       BX     345       18         327                0           0   138    414         0
3500  104-30-0875-S   TC78A SLIT (294)           BX     128       22         106                0           0   151    278       172
3500  104-30-1102-S   TC115A SLIT  (276)         BX      49        0          49                0           0     8     48         0
3500  104-30-1125-0   TC118A (240)               BX       4        0           4                0           0     0      0         0
3500  104-30-1125-0SU TC118A SEMI SLIT (40)      BX     937        0         937                0           0    20     60         0
3500  104-30-1125-S   TC118A SLIT  (240)         BX     109       22          87                0           0    73    151        64
3500  104-30-1375-0   TC138A (192)               BX      58        0          58                0           0     0      0         0
3500  104-30-1375-S   TC138A SLIT  (192)         BX     213        0         213                0           0    36     85         0
3500  104-30-1625-0   TC158A (132)               BX       5        0           5                0           0     0      0         0
3500  104-30-1625-S   TC158A SLIT  (132)         BX     158       28         130                0           0    36     85         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                        Qty      Qty                               Ordered                    Qty
Site   Part Number     Description             U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max    To Order
------------------------------------------------------------------------------------------------------------------------------------
3500  104-30-1875-S    TC178A SLIT (108)         BX       86       15          71            0           0    16     56           0
3500  104-30-2125-0    TC218A (96)               BX        3        0           3            0           0     0      0           0
3500  104-30-2125-S    TC218A SLIT  (96)         BX       13        0          13            0           0    26     66          53
3500  104-30-2375-S    TC238A SLIT  (72)         BX      135        0         135            0           0    10     30           0
3500  104-30-2625-0    TC258A (72)               BX       80        0          80            0           0     0      0           0
3500  104-30-2625-S    TC258A SLIT  (72)         BX        5        0           5            0          10     6     15           0
3500  104-30-2875-S    TC278A SLIT  (60)         BX       39        0          39            0           0     2     12           0
3500  104-30-3125-0    TC318A (54)               BX      142        0         142            0           4     0      0           0
3500  104-30-3125-S    TC318A SLIT  (54)         BX       15        0          15            0           0     5     12           0
3500  104-40-0375-S    TC38B SLIT  (450)         BX       13        0          13            0           0     2     12           0
3500  104-40-0500-0    TC12B (342)               BX        1        0           1            0           0     0      0           0
3500  104-40-0500-S    TC12B SLIT  (342)         BX       26        0          26            0           0     1     12           0
3500  104-40-0625-0    TC58B (324)               BX       22        0          22            0           0     0      0           0
3500  104-40-0625-0SU  UPC TC58B-SLIT (54)       BX       42        0          42            0           0     0      0           0
3500  104-40-0625-S    TC58B SLIT  (324)         BX      123       35          88            0           0    80    140          52
3500  104-40-0750-0    TC34B (264)               BX        2        0           2            0           0     0      0           0
3500  104-40-0750-S    TC34B SLIT  (264)         BX       90       50          40            0           0    65    137          97
3500  104-40-0875-0    TC78B (210)               BX       35       30           5            0           0     0      0           0
3500  104-40-0875-0SU  UPC TC78B-SLIT (35)       BX       44        0          44            0           0     0      0           0
3500  104-40-0875-S    TC78B SLIT  (210)         BX      178       66         112            0           0    80    140           0
3500  104-40-1125-0    TC118B (168)              BX       15        0          15            0           0     0      0           0
3500  104-40-1125-0SU  UPC TC118B-SLIT (28)      BX       28        0          28            0           0     0      0           0
3500  104-40-1125-S    TC118B SLIT  (168)        BX       87      298        -211            0           0    40    140         351
3500  104-40-1375-S    TC138B SLIT  (144)        BX       69       13          56            0           0    10     80           0
3500  104-40-1625-0    TC158B (120)              BX        4        0           4            0           0     0      0           0
3500  104-40-1625-S    TC158B SLIT  (120)        BX       44        0          44            0           0    33     79          35
3500  104-40-1875-S    TC178B SLIT  (90)         BX       57        0          57            0           0    12     52           0
3500  104-40-2125-S    TC218B SLIT  (72)         BX       47        0          47            0           0    20     80          33
3500  104-40-2375-S    TC238B SLIT  (72)         BX     46.3        0        46.3            0           0    29     71        24.7
3500  104-40-2625-0    TC258B (60)               BX      140        0         140            0           0     0      0           0
3500  104-40-2625-S    TC258B SLIT  (60)         BX       13        0          13            2           0     5     20           0
3500  104-40-2875-0    TC278B (48)               BX       51        0          51            0           0     0      0           0
3500  104-40-2875-S    TC278B SLIT  (48)         BX        9        0           9            0           0     2     12           0
3500  104-40-3125-0    TC318B (42)               BX        4        0           4            0         100     0      0           0
3500  104-40-3125-S    TC318B SLIT  (42)         BX       24        0          24            0           0     5     20           0
3500  104-40-3500-0    TC312B (36)               BX        0        0           0           80           0     0      0           0
3500  104-40-3500-S    TC312B SLIT  (36)         BX       58        0          58            0           0    12     35           0
3500  104-40-3625-0    TC358B (36)               BX       65        0          65            0          60     0      0           0
3500  104-40-3625-S    TC358B SLIT  (36)         BX       20        0          20            5           0     7     16           0
3500  104-40-4125-0    TC418B (30)               BX      182        0         182            0           0     0      0           0
3500  104-40-4125-S    TC418B SLIT  (30)         BX       23        0          23            0           0    11     23           0
3500  104-40-4500-0    TC412B (18)               BX       49        0          49            0         140     0      0           0
3500  104-40-4500-S    TC412B SLIT  (18)         BX       36        0          36            0           0    10     40           0
3500  104-50-0625-S    TC58C SLIT  (168)         BX       45        5          40            0           0    20     80          40
3500  104-50-0750-0    TC34C (138)               BX        2        0           2            0           0     0      0           0
3500  104-50-0750-S    TC34C SLIT  (138)         BX       15        0          15            0           0     2     10           0
3500  104-50-0875-S    TC78C SLIT  (132)         BX       38       15          23            0           0    20     80          57
3500  104-50-1125-0    TC118C (114)              BX        1        0           1            0           0     0      0           0
3500  104-50-1125-24   1 1/8 x 3/4 x 24" (112)   bx        2        0           2            0           0     0      0           0
3500  104-50-1125-S    TC118C SLIT  (114)        BX       60        0          60            0           0    20     60           0
3500  104-50-1375-0    TC138C (90)               BX        1        0           1            0           0     0      0           0
3500  104-50-1375-S    TC138C SLIT  (90)         BX       30        0          30            0           0     5     20           0
3500  104-50-1625-0    TC158C (72)               BX       67        0          67            0           0     0      0           0
3500  104-50-1625-S    TC158C SLIT  (72)         BX       80       33          47            0           0    20     39           0
3500  104-50-1875-0    TC178C (72)               BX       41        0          41            0           0     0      0           0
3500  104-50-1875-S    TC178C SLIT  (72)         BX       16        0          16            0           0    13     20           4
3500  104-50-2125-0    TC218C (60)               BX       65        0          65            0           0     0      0           0
3500  104-50-2125-S    TC218C SLIT  (60)         BX       16        0          16            0           0     5     20           0
3500  104-50-2375-0    TC238C (48)               BX       60        0          60            0           0     0      0           0
3500  104-50-2375-S    TC238C SLIT  (48)         BX       21        0          21            0           0     5     20           0
3500  104-50-2625-0    TC258C (48)               BX       79        0          79            0           0     0      0           0
3500  104-50-2625-S    TC258C SLIT  (48)         BX       19        0          19            0           0     4     10           0
3500  104-50-2875-0    TC278C (36)               BX       30        0          30            0           0     0      0           0
3500  104-50-3125-0    TC318C (36)               BX       20        0          20            0           0     0      0           0
3500  104-50-3500-0    TC312C (30)               BX       60        0          60            0           0     0      0           0
3500  104-50-3500-S    TC312C SLIT  (30)         BX       15        0          15            0           0     2     10           0
3500  104-50-3625-0    TC358C (24)               BX       19        0          19            0           0     0      0           0
3500  104-50-4125-0    TC418C (24)               BX       18        0          18            0           0     0      0           0
3500  104-50-4125-S    TC418C SLIT  (24)         BX        1        0           1            0          12     5     13           0
3500  104-50-4500-0    TC412C (18)               BX        4        0           4            0           0     0      0           0
3500  104-50-4500-S    TC412C SLIT  (18)         BX       19        0          19            0           0    12     25           0
3500  104-60-0625-S    TC58D SLIT  (120)         BX       91        0          91            0           0    10     45           0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

---------------------------------------------------------------------------------------------------------------------------------
                                                           Qty      Qty                             Ordered                Qty
Site  Part Number      Description                  U/M  on Hand  on Order Avail Qty  In Transit  from Plant  Min   Max  To Order
---------------------------------------------------------------------------------------------------------------------------------
3500  104-60-0750-S    TC34D SLIT  (120)            BX         7         0         7           0           0     0      0       0
3500  104-60-0875-0    TC78D (90)                   BX         0         5        -5           0           0     0      0       5
3500  104-60-0875-S    TC78D SLIT  (90)             BX        53         0        53           0           0    10     50       0
3500  104-60-1125-0    TC118D (78)                  BX         3         0         3           0           0     0      0       0
3500  104-60-1125-S    TC118D SLIT  (78)            BX        46         0        46           0           0     5     12       0
3500  104-60-1375-0    TC138D (60)                  BX        91        13        78           0           0     0      0       0
3500  104-60-1375-S    TC138D SLIT  (60)            BX        20         0        20           0           0     5     20       0
3500  104-60-1625-0    TC158D (48)                  BX        32        13        19           0          60     0      0       0
3500  104-60-1625-S    TC158D SLIT  (48)            BX        22         0        22           0           0     2     12       0
3500  104-60-1875-0    TC178D (48)                  BX        32         0        32           0           0     0      0       0
3500  104-60-2125-0    TC218D (36)                  BX       -24        43       -67          40         100     0      0       0
3500  104-60-2125-S    TC218D SLIT  (36)            BX        34         0        34           0           0    10     30       0
3500  104-60-2375-0    TC238D (36)                  BX        69         0        69           0           0     0      0       0
3500  104-60-2375-S    TC238D SLIT  (36)            BX        18         0        18           0           0     5     20       0
3500  104-60-2625-0    TC258D (30)                  BX         4         0         4           1          55     0      0       0
3500  104-60-2625-S    TC258D SLIT  (30)            BX        10         0        10           0           0     1     10       0
3500  104-60-2875-0    TC278D (30)                  BX        63         0        63           0           0     0      0       0
3500  104-60-3125-0    TC318D (24)                  BX         6         0         6           0           0     0      0       0
3500  104-60-3125-S    TC318D SLIT  (24)            BX        17         0        17           0           0     2     15       0
3500  104-60-3500-0    TC312D (18)                  BX         4         0         4           0           0     0      0       0
3500  108-10-0625-0    UPC TC58D SEAM SEAL (20)     BX        28         2        26           0           0    10     20       0
3500  108-10-0875-0    UPC TC78D SEAM SEAL (15)     BX         9         3         6           0           0    15     40      34
3500  108-10-1125-0    UPC TC118D SEAM SEAL (13     BX        37         2        35           0           0    10     20       0
3500  108-35-0375-0    TC38A SEAM-SEAL  (600)       BX        73        38        35           0           0    22     62      27
3500  108-35-0500-0    TC12A SEAM-SEAL (480)        BX        42        30        12           0           0    12     52      40
3500  108-35-0625-0    TC58A SEAM-SEAL  (390)       BX       153        39       114           0           0   220    420     306
3500  108-35-0625-0U   TC58A SEAM-SEAL (65)         BX       208        10       198           0           0    37     97       0
3500  108-35-0750-0    TC34A SEAM-SEAL  (330)       BX        83         7        76           0           0    40    120      44
3500  108-35-0875-0    TC78A SEAM-SEAL (294)        BX       446       122       324           0           0   360    720     396
3500  108-35-0875-0U   TC78A SEAM-SEAL (49)         BX       246        12       234           0           0    61    163       0
3500  108-35-1102-0    TC115A SEAM-SEAL  (276)      BX        71         0        71           0           0    20     60       0
3500  108-35-1125-0    TC118A SEAM-SEAL (240)       BX       163         1       162           0           0   220    420     258
3500  108-35-1125-0U   TC118A SEAM-SEAL (40)        BX        80         8        72           0           0    36     95       0
3500  108-35-1375-0    TC138A SEAM-SEAL  (192)      BX        47        20        27           0           0    63    134     107
3500  108-35-1625-0    TC158A SEAM-SEAL (132)       BX        13        17        -4           0           0   100    180     184
3500  108-35-1875-0    TC178A SEAM-SEAL  (108)      BX        10         0        10           0           0    20     60      50
3500  108-35-2125-0    TC218A SEAM-SEAL (96)        BX       135         1       134           0           0   120    180      46
3500  108-35-2375-0    TC238A SEAM-SEAL (72)        BX        96         0        96           0           0    60    120       0
3500  108-35-2625-0    TC258A SEAL-SEAL (72)        BX        26         0        26           0           0    20     60      34
3500  108-35-2875-0    TC278A SEAM-SEAL (60)        BX        53         0        53           0           0    20     60       0
3500  108-35-3125-0    TC318A SEAM-SEAL (54)        BX         2         0         2           0           0    40    100      98
3500  108-45-0375-0    TC38B SEAM-SEAL  (450)       BX        34         0        34           0           0    13     53       0
3500  108-45-0500-0    TC12B SEAM-SEAL  (342)       BX        65         0        65           0           0     5     45       0
3500  108-45-0625-0    TC58B SEAM-SEAL  (324)       BX       286        94       192           0           0   260    540     348
3500  108-45-0750-0    TC34B SEAM-SEAL  (264)       BX        58        76       -18           0           0    20     60      78
3500  108-45-0875-0    TC78B  SEAM-SEAL  (210)      BX       786       114       672           0           0   500   1000     328
3500  108-45-1102-0    TC115B SEAM-SEAL  (186)      BX        24         0        24           0           0    30     60      36
3500  108-45-1125-0    TC118B SEAM-SEAL  (168)      BX       224       128        96           0           0   360    720     624
3500  108-45-1375-0    TC138B SEAM-SEAL  (144)      BX        60        62        -2           0           0   120    240     242
3500  108-45-1625-0    TC158B SEAM-SEAL  (120)      BX       111        48        63           0           0   100    240     177
3500  108-45-1875-0    TC178B SEAM-SEAL (90)        BX        34         6        28           0           0    34     83      55
3500  108-45-2125-0    TC218B SEAM-SEAL  (72)       BX        10        67       -57           0           0   240    420     477
3500  108-45-2375-0    TC238B SEAM-SEAL (72)        BX        68         0        68           0           0    80    180     112
3500  108-45-2625-0    TC258B SEAM-SEAL (60)        BX        58         4        54           0           0    60    180     126
3500  108-45-2875-0    TC278B SEAM-SEAL (48)        BX        13         0        13           0           0    20     60      47
3500  108-45-3125-0    TC318B SEAM-SEAL (42)        BX         3         0         3           0           0    80    180     177
3500  108-45-3500-0    TC312B SEAM-SEAL (36)        BX        53         0        53           0           0    80    180     127
3500  108-45-3625-0    TC358B SEAM-SEAL (36)        BX        25        10        15           0           0    40    100      85
3500  108-45-4125-0    TC418B SEAM-SEAL (30)        BX         3         0         3           0           0    60    160     157
3500  108-45-4500-0    TC412B SEAM-SEAL (18)        BX        74        41        33           0           0   100    240     207
3500  108-55-0500-0    TC12C SEAM-SEAL  (228)       BX        14         0        14           0           0     5     45      31
3500  108-55-0625-0    TC58C SEAM-SEAL  (168)       BX        21        76       -55           0           0    41     88     143
3500  108-55-0750-0    TC34C SEAM-SEAL (138)        BX        73         0        73           0           0     5     45       0
3500  108-55-0875-0    TC78C SEAM-SEAL  (132)       BX         1        20       -19           0           0   105    189     208
3500  108-55-1102-0    TC115C SEAM-SEAL  (120)      BX        63         0        63           0           0     0      0       0
3500  108-55-1125-0    TC118C SEAM-SEAL  (114)      BX        13        81       -68           0           0    40     87     155
3500  108-55-1375-0    TC138C SEAM-SEAL  (90)       BX        18        23        -5           0           0    29     69      74
3500  108-55-1625-0    TC158C SEAM-SEAL (72)        BX        54         0        54           0           0    40    100      46
3500  108-55-1875-0    TC178C SEAM-SEAL (72)        BX        26         0        26           0           0    20     60      34
3500  108-55-2125-0    TC218C SEAM-SEAL (60)        BX        55         0        55           0           0    40    100      45
3500  108-55-2375-0    TC238C SEAM-SEAL (48)        BX        41         0        41           0           0    40    100      59
3500  108-55-2625-0    TC258C SEAM-SEAL (48)        BX        26         0        26           0           0    20     60      34

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Qty      Qty                             Ordered                Qty
Site  Part Number          Description               U/M  on Hand  on Order Avail Qty  In Transit  from Plant  Min   Max  To Order
-----------------------------------------------------------------------------------------------------------------------------------
3500  108-55-2875-0        TC278C SEAM-SEAL (36)      BX       30         0        30           0           0    10     50       0
3500  108-55-3125-0        TC318C SEAM-SEAL (36)      BX       42         0        42           0           0    20     60       0
3500  108-55-3500-0        TC312C SEAM-SEAL (30)      BX       18         0        18           0           0    10     40      22
3500  108-55-3625-0        TC358C SEAM-SEAL (24)      BX       59         0        59           0           0    20     60       0
3500  108-55-4125-0        TC418C SEAM-SEAL (24)      BX       38         0        38           0           0    10     50       0
3500  108-55-4500-0        TC412C SEAM-SEAL (18)      BX       69         0        69           0           0     0      0       0
3500  108-65-0625-0        TC58D SEAM-SEAL  (120)     BX       39        10        29           0           0    60    121      92
3500  108-65-0750-0        TC34D SEAM-SEAL  (120)     BX        5         0         5           0           0     5     20      15
3500  108-65-0875-0        TC78D SEAM-SEAL  (90)      BX       23         0        23           0           0   105    190     167
3500  108-65-1102-0        TC115D SEAM-SEAL  (84)     BX       98         0        98           0           0     2      9       0
3500  108-65-1375-0        TC138D SEAM-SEAL  (60)     BX       30         0        30           0           0    20     60      30
3500  108-65-1625-0        TC158D SEAM-SEAL (48)      BX       21         3        18           0           0    20     60      42
3500  108-65-1875-0        TC178D SEAM-SEAL (48)      BX       37         0        37           0           0    10     50       0
3500  108-65-2125-0        TC218D SEAM-SEAL (36)      BX       13         9         4           0           0    11     51      47
3500  108-65-2375-0        TC238D SEAM-SEAL (36)      BX       14         0        14           0           0    11     51      37
3500  108-65-2625-0        TC258D SEAM-SEAL (30)      BX       24         0        24           0           0     5     45      21
3500  108-65-2875-0        TC278D SEAM-SEAL (30)      BX       36         0        36           0           0    10     50       0
3500  108-65-3125-0        TC318D SEAM-SEAL (24)      BX       46         0        46           0           0    20     60       0
3500  108-65-3500-0        TC312D SEAM-SEAL (18)      BX       58         0        58           0           0    26     66       0
3500  108-65-3625-0        TC358D SEAM-SEAL (18)      BX       28         0        28           0           0    10     50      22
3500  108-80-0625-0        ORCHARD TC58C SM (28)      BX       59         0        59           0           0     5     45       0
3500  108-80-0875-0        ORCHARD TC78C SM (22)      BX       43         0        43           0           0     5     45       0
3500  108-80-1125-0        ORCHARD TC118C SM (19)     BX      311         0       311           0           0    30     75       0
3500  110-20-0336-0        TCS14 1/4X36"X48" (312SF   BX        6         0         6           0           0     2      5       0
3500  110-30-0216-0        TCS38 3/8X36"X48" (216SF   BX        9         0         9           0           0     2      5       0
3500  1800-0012-48110-00   1/2" X 36" X 48" (12)      bx      257       299       -42           0           0   180    360     402
3500  1800-0012-48110-50   1/2" X 48" X 50 FT.        BX       12        39       -27           0           0    32     64      91
3500  1800-0012-48110-70   R180FS 1/2" X 48" X 70'    BX       28        39       -11           0           0   108    216     227
3500  1800-0014-48110-00   1/4" X 36" X 48" (24)      bx        5         0         5           0           0    24     48      43
3500  1800-0014-48110-50   1/4" X 48" X 50 FT         BX       27        10        17           0           0    40     80      63
3500  1800-0014-48110140   R180FS 1/4" X 48" X 140'   BX       15        17        -2           0           0    32     64      66
3500  1800-0018-48110-00   1/8" X 36" X 48" (48)      bx       22         0        22           0          20    30     60      18
3500  1800-0018-48110-50   1/8" X 48" X 50 FT.        bx       19         8        11           0          30    20     40       0
3500  1800-0034-48110-00   3/4" X 36" X 48"  (8)      bx      293       192       101           0           0   260    520     419
3500  1800-0034-48110-25   3/4" X 48" X 25 FT.        BX       42         0        42           0           0     8     16       0
3500  1800-0034-48110-50   3/4" X 48" X 50 FT         BX      355        43       312           0           0   200    400       0
3500  1800-0038-48110-00   3/8" X 36" X 48" (18)      bx       26         0        26           0           0    32     64      38
3500  1800-0038-48110-50   3/8" X 48" X 50 FT.        BX       55         0        55           0           0    24     48       0
3500  1800-0038-48110100   R180FS 3/8" X 48" X 100'   BX       -1         1        -2           0           0    16     32      34
3500  1800-0058-48110-00   5/8" X 36" X 48" (10)      bx       19        29       -10           0           0    24     48      58
3500  1800-0058-48110-50   5/8" X 48" X 50 FT.        BX       25         0        25           0           0    16     32       0
3500  1800-1000-48110-00   1" X 36" X 48"   (6)       bx      245       200        45           0           0   240    480     435
3500  1800-1000-48110-25   1" X 48" X 25 FT.          BX       16         0        16           0           0     8     16       0
3500  1800-1000-48110-35   R180FS 1" X 48" X 35'      BX       90        57        33           0           0   160    320     287
3500  1800-1000-48110-50   1" X 48" X 50 FT.          BX       16         0        16           0           0    24     48      32
3500  1800-1012-48110-00   1-1/2" X 36" X 48" (4)     bx       50         0        50           0           0    48     80      30
3500  1800-1012-48110-25   1-1/2" X 48" X 25 FT.      BX        4        10        -6           0           0    50    100     106
3500  1800-1014-48110-25   1-1/4" X 48" X 25 FT.      BX       50         0        50           0           0    15     30       0
3500  1800-1034-48110-25   1-3/4" X 48" X 25 FT.      BX       32         0        32           0           0     0      0       0
3500  1800-2000-00018-08   1/8"x2"x30'                bx      198        62       136           0         260    87    400       0
3500  1800-2000-48110-00   2" X 36" X 48"  (3)        bx       11        42       -31           0           0    15     60      91
3500  1800-2000-48110-15   R180FS 2" X 48" X 15'      BX       42         0        42           0           0    15     60       0
3500  1801-0012-00012-00   1/4"IPS(1/2ID)X1/2" WALL   BX       13         0        13           0           0     0      0       0
3500  1801-0012-00058-00   3/8"IPS(5/8ID)X1/2" WALL   BX        3         0         3           0           0     0      0       0
3500  1801-0012-00078-00   1/2"IPS(7/8ID)X1/2" WALL   BX        3         0         3           0           0     0      0       0
3500  1801-0012-00118-00   3/4IPS(1-1/8ID)X1/2"WALL   BX       83         0        83           0           0     0      0       0
3500  1801-0012-00138-00   1"IPSX(1-3/8ID)X1/2"WALL   BX       19         0        19           0           0     0      0       0
3500  1801-0012-00158-00   1.25IPS(1.625ID)1/2"WALL   BX      141         0       141           0           0     0      0       0
3500  1801-0012-00178-00   1.5IPS(1-7/8ID)X1/2"WALL   BX       15        10         5           0           0     0      0       0
3500  1801-0012-00218-00   2-1/8" X 1/2" WALL         BX        6         0         6           0           0     0      0       0
3500  1801-0012-00238-00   2"IPSX(2-3/8ID)X1/2"WALL   BX       46         8        38           0           0     0      0       0
3500  1801-0012-00258-25   2-5/8" X 1/2" X 25'        BX       60         0        60           0           0     0      0       0
3500  1801-0012-00278-00   2.5IPS(2.875ID)X1/2"WALL   BX       16         0        16           0           0     0      0       0
3500  1801-0012-00312-00   3"IPS (3.5ID) X 1/2"WALL   BX       34         0        34           0           0     0      0       0
3500  1801-0012-00412-00   4"IPS (4.5 ID) X1/2"WALL   BX       46         0        46           0           0     0      0       0
3500  1801-0012-00512-00   5"IPS (5.5ID)X1/2" WALL    BX      145         0       145           0           0     0      0       0
3500  1801-0012-00658-00   6"IPS (6.5ID)X1/2" WALL    BX       51         0        51           0           0     0      0       0
3500  1801-0012-00858-00   8"IPS (8.5ID)X1/2" WALL    BX      217         0       217           0           0     0      0       0
3500  1801-0012-40000-00   3.5 IPS(4"ID)X 1/2" WALL   BX       10         0        10           0           0     0      0       0
3500  1801-0012-48110-00   1/2" X 36" X 48" S1S       BX       38         0        38           0           0     0      0       0
3500  1801-0012-48110-70   1/2" X 48" X 70' S1S       BX       37         0        37           0           0     0      0       0
3500  1801-0014-48110-00   1/4" X 36" X 48" S1S       BX       34         0        34           0           0     0      0       0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                      Qty        Qty                           Ordered                      Qty
Site Part Number        Description              U/M on Hand   on Order Avail Qty In Transit  from Plant    Min   Max     To Order
------------------------------------------------------------------------------------------------------------------------------------
3500 1801-0014-48110140 KFLEX  1/4" X 48" X 140' bx       -8          0        -8          0           0      0     0            8
3500 1801-0034-00012-00 1/4"IPS(1/2ID)X3/4" WALL BX       49          0        49          0           0      0     0            0
3500 1801-0034-00038-00 3/8" ID X 3/4" WALL      BX        0          1        -1          0           0      0     0            1
3500 1801-0034-00058-00 3/8"IPS(5/8ID)X3/4" WALL BX       62          0        62          0           0      0     0            0
3500 1801-0034-00078-00 1/2"IPS(7/8ID)X3/4" WALL BX     56.3          0      56.3          0           0      0     0            0
3500 1801-0034-00118-00 3/4IPS(1.125ID)X3/4"WALL BX       42          0        42          0           0      0     0            0
3500 1801-0034-00138-00 1"IPS(1.375ID)X3/4" WALL BX       35          0        35          0           0      0     0            0
3500 1801-0034-00158-00 1.25IPS(1.625ID)3/4"WALL BX      187          0       187          0           0      0     0            0
3500 1801-0034-00178-00 1.5IPS(1.875ID)X3/4"WALL BX      135          0       135          0           0      0     0            0
3500 1801-0034-00218-00 2-1/8" X 3/4" WALL       BX     97.4          0      97.4          0           0      0     0            0
3500 1801-0034-00238-00 2"IPS(2.375ID)X3/4" WALL BX    107.9          1     106.9          0           0      0     0            0
3500 1801-0034-00258-00 2-5/8" ID  X  3/4" WALL  BX       15          0        15          0           0      0     0            0
3500 1801-0034-00278-00 2.5"IPS(2.875ID)X3/4WALL BX     -171          0      -171          0           0      0     0          171
3500 1801-0034-00312-00 3"IPS(3.5ID) X3/4" WALL  BX      186          0       186          0           0      0     0            0
3500 1801-0034-00412-00 4"IPSX(4.5ID)X3/4" WALL  BX      247          0       247          0           0      0     0            0
3500 1801-0034-00512-00 5"IPS(5.5ID) X 3/4" WALL BX        6          0         6          0           0      0     0            0
3500 1801-0034-00658-00 6"IPS(6-5/8ID)X 3/4"WALL BX      496          0       496          0           0      0     0            0
3500 1801-0034-00858-00 8"IPS(8-5/8"ID)X3/4"WALL BX       13          0        13          0           0      0     0            0
3500 1801-0034-40000-00 3.5"IPS(4ID)X 3/4" WALL  BX        7          0         7          0           0      0     0            0
3500 1801-0034-48111-00 3/4" X 36" X 48" S2S     BX      128         20       108          0           0      0     0            0
3500 1801-0034-48111-50 3/4" X 48" X 50' (200)   BX        8          0         8          0           0      0     0            0
3500 1801-0038-48110-50 3/8" X 48" X 50' (1)     bx        1          0         1          0           0      0     0            0
3500 1801-1000-48111-00 1" X 36" X 48" (6)       BX       50          0        50          0           0      0     0            0
3500 1801-1000-48111-35 1" X 48" X 35' (140)     BX       28          0        28          0           0      0     0            0
3500 417-40-1125-24     1 1/8 x 3/4 x 24" (56)   bx       26        416      -390          0           0      0     0          390
3500 442-063-42         500-3/8 X 3/8 (500)      BX        1          0         1          0           0      0     0            0
3500 442-082-32         250-1/2 X 1/4 (500)      BX        1          0         1          0           0      0     0            0
3500 442-101-56         1400-5/8 X 3/16 SP (1400 BX        1          0         1          0           0      0     0            0
3500 442-103-10         50-5/8 X 3/8 (250)       BX       15          0        15          0           0      0     0            0
3500 442-103-14         60-5/8 X 3/8 (1260)      BX        2          1         1          0           0      0     0            0
3500 442-103-32         250-5/8 X 3/8 (250)      BX        1          0         1          0           0      0     0            0
3500 442-105-50         700-5/8 x 3/4 (700)      BX       17          0        17          0           0      0     0            0
3500 442-123-12         55-3/4 X 3/8 (1155)      BX        4          0         4          0           0      0     0            0
3500 442-123-58         1400-3/4 X 3/8 (1400)    BX        1          0         1          0           0      0     0            0
3500 442-123-80         800-3/4 x 3/8 (800)      bx        0          4        -4          0           0      0     0            4
3500 442-143-10         50-7/8 X 3/8 (1050)      BX        0          8        -8          0           0      0     0            8
3500 442-144-30         200-7/8 X 1/2 (200)      BX        1          0         1          0           0      0     0            0
3500 442-144-50         800-7/8 X 1/2 (800)      BX        1          0         1          0           0      0     0            0
3500 442-184-10         50-1 1/8 X 1/2 (150)     BX        2          0         2          0           0      0     0            0
3500 442-184-26         125-1 1/8 X 1/2 (125)    BX       10          0        10          0           0      0     0            0
3500 442-184-44         550-1 1/8 X 1/2 (550)    BX        4          0         4          0           0      0     0            0
3500 442-223-26         125-1 3/8 X 3/8 (125)    BX       15          0        15          0           0      0     0            0
3500 442-223-42         500-1 3/8 X 3/8 (500)    BX        2          0         2          0           0      0     0            0
3500 442-224-26         125-1 3/8 X 1/2 (125)    BX        7          0         7          0           0      0     0            0
3500 442-244-10         50-1 1/2 IPS X 1/2 (250) BX        1          0         1          0           0      0     0            0
3500 442-263-26         125-1 5/8 X 3/8 (125)    BX        8          0         8          0           0      0     0            0
3500 444-063-06         6-3/8 X 3/8 (648)        BX        5          0         5          0           0      0     0            0
3500 444-064-06         6-3/8 X 1/2 (420)        BX        6          0         6          0           0      5    10            4
3500 444-065-06         6-3/8 X 3/4 (258)        BX        9          0         9          0           0      0     0            0
3500 444-083-06         6-1/2 X 3/8 (480)        BX        5          0         5          0           0      0     0            0
3500 444-084-06         6-1/2 X 1/2 (312)        BX       23          0        23          0           0      0     0            0
3500 444-085-06         6-1/2 X 3/4 (192)        BX        3          0         3          0           0      0     0            0
3500 444-103-06         6-5/8 X 3/8 (396)        BX       14          0        14          0           0     20    40           26
3500 444-103-06M        6-5/8 X 3/8 (407)NOTALC  bx       20       20.4      -0.4          0           0      0     0          0.4
3500 444-104-06         6-5/8 X 1/2 (312)        BX       85          6        79          0           0     25    50            0
3500 444-104-06U        6-5/8 x 1/2 (52)         BX      198         30       168          0           0     72   192            0
3500 444-105-06         6-5/8 X 3/4 (180)        BX        0          1        -1          0           0      5    10           11
3500 444-106-06         6-5/8 X 1 (120)          BX        6          0         6          0           0      5    10            4
3500 444-123-06         6-3/4 X 3/8 (354)        BX      248          0       248          0           0     10    20            0
3500 444-124-06         6-3/4 X 1/2 (270)        BX        7          0         7          0           0      5    10            3
3500 444-125-06         6-3/4 X 3/4 (120)        BX        8          0         8          0           0      0     0            0
3500 444-126-06         6-3/4 X 1 (78)           BX        3          0         3          0           0      0     0            0
3500 444-133-06         6-3/4IPSx3/8 (276)       BX        1          0         1          0           0      0     0            0
3500 444-134-06         6-3/4 IPS X1/2 (186)     bx       11          0        11          0           0      0     0            0
3500 444-135-06         6-3/4 IPS X 3/4 (114)    bx        1          0         1          0           0      0     0            0
3500 444-143-06         6-7/8 X 3/8 (288)        BX       34          0        34          0           0     30    60           26
3500 444-144-06         6- 7/8 X 1/2 (216)       BX      245          3       242          0           0     60   120            0
3500 444-144-06u        6-7/8 x 1/2 (36)         BX      231         44       187          0           0     96   256            0
3500 444-145-06         6-7/8 X 3/4 (126)        BX       25          0        25          0           0     10    20            0
3500 444-146-06         6-7/8 X 1 (78)           BX       26          0        26          0           0     10    20            0
3500 444-163-06         6-1 IPS X 3/8 (198)      bx       39          0        39          0           0      0     0            0
3500 444-164-06         6-1 IPS X 1/2 (150)      bx       29          0        29          0           0      0     0            0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                      Qty      Qty                                Ordered                  Qty
Site   Part Number    Description              U/M   on Hand  on Order   Avail Qty   In Transit  from Plant   Min   Max   To Order
------------------------------------------------------------------------------------------------------------------------------------
3500   444-165-06     6-1 IPS X 3/4 (78)       BX         13         0          13            0           0     5     10         0
3500   444-166-06     6-1 IPS X 1 (66)         BX          4         0           4            0           0     5     10         6
3500   444-183-06     6-1 1/8 X 3/8 (216)      BX         18         0          18            0           0    15     30        12
3500   444-184-06     6-1 1/8 X 1/2 (168)      BX         47         2          45            0           0    30     60         0
3500   444-184-06u    6-1 1/8 x 1/2 (28)       BX        161        32         129            0           0    84    224        95
3500   444-185-06     6-1 1/8 X 3/4 (90)       BX         10         1           9            0           0    10     20        11
3500   444-186-06     6-1 1/8 X 1 (66)         BX         28         0          28            0           0    10     20         0
3500   444-223-06     6-1 3/8 X 3/8 (150)      BX          8         0           8            0           0    10     20        12
3500   444-224-06     6-1 3/8 X 1/2 (120)      BX          8         0           8            0           0    20     40        32
3500   444-225-06     6-1 3/8 X 3/4 (78)       BX          8         2           6            0           0    15     30        24
3500   444-226-06     6-1 3/8 X 1 (60)         BX         28         1          27            0           0    10     20         0
3500   444-243-06     6-1 1/2 IPS X 3/8 (120)  bx          4         0           4            0           0     0      0         0
3500   444-244-06     6-1 1/2 IPS X 1/2 (108)  BX          5         0           5            0           0     0      0         0
3500   444-245-06     6-1 1/2 IPS X 3/4 (66)   bx          2         0           2            0           0     5     10         8
3500   444-246-06     6-1 1/2 IPS X 1 (42)     BX          2         0           2            0           0     0      0         0
3500   444-263-06     6-1 5/8 X 3/8 (132)      BX          2         0           2            0           0     5     10         8
3500   444-264-06     6-1 5/8 X 1/2 (108)      BX         12         0          12            0           0    20     40        28
3500   444-265-06     6-1 5/8 X 3/4 (72)       BX          8         0           8            0           0     5     10         0
3500   444-266-06     6-1 5/8 X 1 (42)         BX         12         0          12            0           0    10     20         8
3500   444-283-06     6-2 IPS 3/8 (78)         BX          7         0           7            0           0     0      0         0
3500   444-284-06     6-2 IPS X 1/2 (60)       BX         16         0          16            0           0     5     10         0
3500   444-285-06     6-2 IPS X 3/4 (48)       BX         12         0          12            0           0    10     20         8
3500   444-286-06     6-2 IPS X 1 (36)         BX         11         0          11            0           0     0      0         0
3500   444-303-06     6-2 1/8 X 3/8 (78)       BX         10         0          10            0           0     5     10         0
3500   444-304-06     6-2 1/8 X 1/2 (60)       BX         68         0          68            0           0    30     60         0
3500   444-305-06     6-2 1/8 X 3/4 (60)       BX          1         0           1            0           0     5     10         9
3500   444-306-06     6-2 1/8 X 1 (42)         BX          8         0           8            0           0     0      0         0
3500   444-323-06     6-2 1/2 IPS X 3/8 (60)   BX         29         0          29            0           0     0      0         0
3500   444-324-06     6-2 1/2 IPS X 1/2 (48)   BX          3         0           3            0           0     0      0         0
3500   444-325-06     6-2 1/2 IPS X 3/4 (36)   BX         11         0          11            0           0     5     10         0
3500   444-326-06     6-2 1/2 IPS X 1 (36)     BX         16         0          16            0           0     0      0         0
3500   444-343-06     6-2 5/8 X 3/8 (72)       BX          3         0           3            0           0     0      0         0
3500   444-344-06     6-2 5/8 X 1/2 (60)       BX          6         0           6            0           0     5     10         4
3500   444-345-06     6-2 5/8 X 3/4 (42)       BX          1         0           1            0           0     0      0         0
3500   444-346-06     6-2 5/8 X 1 (36)         BX          3         0           3            0           0     0      0         0
3500   444-363-06     6-3 IPS X 3/8 (48)       BX          7         0           7            0           0     0      0         0
3500   444-364-06     6-3 IPS X 1/2 (36)       BX          8         0           8            0           0     5     10         0
3500   444-365-06     6-3 IPS X 3/4 (30)       BX          6         0           6            0           0     5     10         4
3500   444-366-06     6-3 IPS X 1 (30)         BX          6         0           6            0           0     0      0         0
3500   444-383-06     6-3 1/8 X 3/8 (60)       BX          2         0           2            0           0     0      0         0
3500   444-384-06     6-3 1/8 X 1/2 (48)       BX          7         0           7            0           0     5     10         3
3500   444-385-06     6-3 1/8 X 3/4 (36)       BX          4         0           4            0           0     0      0         0
3500   444-386-06     6-3 1/8 X 1 (30)         BX          5         0           5            0           0     0      0         0
3500   444-424-06     6-3 5/8 X 1/2 (36)       BX          2         0           2            0           0     0      0         0
3500   444-425-06     6-3 5/8 X 3/4 (30)       BX         16         0          16            0           0     0      0         0
3500   444-426-06     6-3 5/8 X 1 (30)         BX          4         0           4            0           0     0      0         0
3500   444-434-06     6-3 1/2 IPS x 1/2 (30)   bx          5         0           5            0           0     0      0         0
3500   444-435-06     6-3 1/2 IPS X 3/4 (24)   bx         20         0          20            0           0    10     20         0
3500   444-444-06     6-4 IPS X 1/2 (24)       BX          8         0           8            0           0     0      0         0
3500   444-464-06     6-4 1/8 X 1/2 (24)       BX          4         0           4            0           0     0      0         0
3500   444-465-06     6-4 1/8 X 3/4 (24)       BX          5         0           5            0           0     0      0         0
3500   444-466-06     6-4 1/8 X 1 (18)         BX          8         0           8            0           0     0      0         0
3500   445-021-06     6-1/4 X 3/16 (1950)      BX          3         0           3            0           0     0      0         0
3500   445-022-06     6-1/4 X 1/4 (1110)       BX         30         0          30            0           0     0      0         0
3500   445-023-06     6-1/4 X 3/8 (882)        BX         25         0          25            0           0    11     51        26
3500   445-061-06     6-3/8 X 3/16 (930)       BX         19         0          19            0           0     0      0         0
3500   445-062-06     6-3/8 X 1/4 (840)        BX        174         0         174            0           0     0      0         0
3500   445-063-06     6-3/8 X 3/8 (690)        BX         43        26          17            0           0    49    118       101
3500   445-063-06-S   6-3/8 x 3/8 (690) SLIT   BX          5         0           5            0           0     0      0         0
3500   445-064-06     6-3/8 X 1/2 (456)        BX       69.9        36        33.9            0           0    35     90      56.1
3500   445-065-06     6-3/8 X 3/4 (294)        BX         44         0          44            0           0     5     45         0
3500   445-081-06     6-1/2 X 3/16 (870)       BX          9         0           9            0           0     0      0         0
3500   445-082-06     6-1/2 X 1/4 (648)        BX         26         0          26            0           0     0      0         0
3500   445-083-06     6-1/2 X 3/8 (510)        BX         76        34          42            0           0    38     96        54
3500   445-084-06     6-1/2 X 1/2 (360)        BX        213       191          22            0           0   112    232       210
3500   445-084-06NT   6-1/2 X 1/2 (360)NO TALC BX          1         0           1            0           0     0      0         0
3500   445-085-06     6-1/2 X 3/4 (228)        BX         38        15          23            0           0    15     60        37
3500   445-101-06     6-5/8 X 3/16 (690)       BX          4         0           4            0           0     0      0         0
3500   445-102-06     6-5/8 X 1/4 (540)        BX          5         0           5            0           0     0      0         0
3500   445-103-06     6-5/8 X 3/8 (426)        BX        734       165         569            0           0   223    720         0
3500   445-103-06-S   6-5/8 X 3/8 (426) SLIT   BX          6         0           6            0           0     0      0         0
3500   445-103-06U    6-5/8 X 3/8 (71)         BX         47         2          45            0           0    11     51         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Qty      Qty                             Ordered                Qty
Site  Part Number      Description                    U/M  on Hand  on Order Avail Qty  In Transit  from Plant  Min   Max  To Order
-----------------------------------------------------------------------------------------------------------------------------------
3500  445-104-06       6-5/8 X 1/2 (324)              BX       842       261       581           0           0   237    800       0
3500  445-104-06-s     6-5/8 X 1/2 (324) SLIT         BX         9         0         9           0           0     0      0       0
3500  445-105-06       6-5/8 X 3/4 (180)              BX       237        35       202           0           0    51    180       0
3500  445-105-06-S     6-5/8 X 3/4 (180) SLIT         BX         2         0         2           0           0     0      0       0
3500  445-106-06       6-5/8 X 1 (108)                BX        84        50        34           0           0    32     60      26
3500  445-121-06       6-3/4 X 3/16 (600)             BX         8         0         8           0           0     0      0       0
3500  445-122-06       6-3/4 X 1/4 (450)              BX        11         0        11           0           0     0      0       0
3500  445-123-06       6-3/4 X 3/8 (378)              BX      1020       244       776           0           0   433   1800     024
3500  445-123-06-S     6-3/4 X 3/8 (378) SLIT         BX         1         0         1           0           0     0      0       0
3500  445-124-06       6-3/4 X 1/2 (270)              BX       730       273       457           0           0   262    800     343
3500  445-125-06       6-3/4 X 3/4 (120)              BX       138        60        78           0           0    62     84       0
3500  445-125-06-S     6-3/4 X 3/4 (120) SLIT         BX         7         0         7           0           0     0      0       0
3500  445-126-06       6-3/4 X 1 (78)                 BX        46        20        26           0           0     5     30       0
3500  445-133-06       6-3/4 IPS X 3/8 (276)          BX        20         0        20           0           0     0      0       0
3500  445-134-06       6-3/4 IPS X 1/2 (198)          BX        94         0        94           0           0     9     90       0
3500  445-135-06       6-3/4 IPS X 3/4 (114)          BX        25         0        25           0           0     5     30       0
3500  445-136-06       6-3/4 IPS X 1 (84)             BX        15         0        15           0           0     0      0       0
3500  445-141-06       6-7/8 X 3/16 (510)             BX         6         2         4           0           0     0      0       0
3500  445-142-06       6-7/8 X 1/4 (360)              BX        23         0        23           0           0     0      0       0
3500  445-143-06       6-7/8 X 3/8 (318)              BX      1381       318      1063           0           0   418   1620       0
3500  445-143-06-S     6-  7/8 x 3/8 (318)SLIT        BX         7         0         7           0           0     0      0       0
3500  445-143-06U      6-7/8 X 3/8 (53)               BX        51         9        42           0           0    20     60       0
3500  445-144-06       6-7/8 X 1/2 (228)              BX      1383       395       988           0           0   372   1080       0
3500  445-144-06-S     6-7/8 x 1/2 (228) SLIT         BX        15         0        15           0           0     0      0       0
3500  445-145-06       6-7/8 X 3/4 (126)              BX       347       156       191           0           0   132    360     169
3500  445-145-06-S     6-7/8 X 3/4 (126) SLIT         BX         2         2         0           0           0     0      0       0
3500  445-146-06       6-7/8 X 1 (78)                 BX       236       181        55           0           0    85    120      65
3500  445-154-06       6-1.050 X 1/2 (204)            BX        20         0        20           0           0     0      0       0
3500  445-155-06       6-1.050 X 3/4 (90)             BX        15         0        15           0           0     0      0       0
3500  445-163-06       6-1 IPS X 3/8 (210)            BX        85         0        85           0           0    10     30       0
3500  445-164-06       6-1 IPS X 1/2 (150)            BX        28         0        28           0           0     5     30       0
3500  445-165-06       6-1 IPS X 3/4 (90)             BX        52         0        52           0           0     9     40       0
3500  445-166-06       6-1 IPS X 1 (66)               BX        59         0        59           0           0     0      0       0
3500  445-181-06       6-1 1/8 X 3/16 (408)           BX        91        90         1           0           0     0      0       0
3500  445-182-06       6-1 1/8 X 1/4 (246)            BX        31        31         0           0           0     0      0       0
3500  445-183-06       6-1 1/8 X 3/8 (216)            BX       546       131       415           0           0   216    720     305
3500  445-183-06-S     6-1 1/8 x 3/8 (216) SLIT       BX         1         0         1           0           0     0      0       0
3500  445-184-06       6-1 1/8 X 1/2 (156)            BX       962       205       757           0           0   310    900       0
3500  445-184-06-s     6-1 1/8 X 1/2 (156)            BX        21         0        21           0           0     0      0       0
3500  445-185-06       6-1 1/8 X 3/4 (90)             BX       384       176       208           0           0   164    360     152
3500  445-185-06-s     6-1 1/8 x 3/4 (90)SLIT         BX         1         1         0           0           0     0      0       0
3500  445-186-06       6-1 1/8 X 1 (66)               BX       336       125       211           0           0   114    180       0
3500  445-210-06       6-1.315 X 1/2'(150)            BX         6         0         6           0           0     0      0       0
3500  445-211-06       6-1.315 X 3/4" (84)            BX        14        20        -6           0           0     0      0       6
3500  445-221-06       6-1 3/8 X 3/16 (366)           BX        10         0        10           0           0     0      0       0
3500  445-222-06       6-1 3/8 X 1/4 (210)            BX         1         0         1           0           0     0      0       0
3500  445-223-06       6-1 3/8 X 3/8 (168)            BX        91        10        81           0           0    67    235     154
3500  445-224-06       6-1 3/8 X 1/2 (120)            BX       713       164       549           0           0   184    648       0
3500  445-224-06-s     6-1 3/8 X 1/2 (120)            BX        19         0        19           0           0     0      0       0
3500  445-225-06       6-1 3/8 X 3/4 (78)             BX       370       166       204           0           0   164    360     156
3500  445-225-06-S     6-1 3/8 x 3/4 (78)SLIT         bx        10         0        10           0           0     0      0       0
3500  445-226-06       6-1 3/8 x 1 (60)               BX       441       122       319           0           0   135    180       0
3500  445-243-06       6-1 1/2 IPS X 3/8 (120)        BX        36         0        36           0           0     6     60       0
3500  445-244-06       6-1 1/2 IPS X 1/2 (114)        BX        95         1        94           0           0    27     60       0
3500  445-244-06-s     6-1 1/2 IPS X 1/2 (114)        BX         1         0         1           0           0     0      0       0
3500  445-245-06       6-1 1/2 IPS X 3/4 (66)         BX        97        39        58           0          20    22     90       0
3500  445-245-06-S     6-1 1/2 IPS X 3/4 (66)         BX         1         1         0           0           0     0      0       0
3500  445-246-06       6-1 1/2 IPS X 1 (42)           BX        26         0        26           0           0     8     30       0
3500  445-263-06       6-1 5/8 X 3/8 (150)            BX       246       129       117           0           0    37    180       0
3500  445-263-06-S     6-1 5/8 x 3/8 (150) SLIT       BX         1         0         1           0           0     0      0       0
3500  445-264-06       6-1 5/8 X 1/2 (114)            BX       406       108       298           0           0   138    540     242
3500  445-264-06-s     6-1 5/8 x 1/2 (114)            BX        19         0        19           0           0     0      0       0
3500  445-265-06       6-1 5/8 X 3/4 (72)             BX       247       133       114           0           0   121    390     276
3500  445-265-06-s     6-1 5/8 x 3/4 (72) SLIT        BX         2         2         0           0           0     0      0       0
3500  445-266-06       6-1 5/8 X 1 (42)               BX       263         0       263          30           0   117    180       0
3500  445-283-06       6-2 IPS X 3/8 (84)             BX        40         0        40           0           0    10     60       0
3500  445-284-06       6-2 IPS X 1/2 (66)             BX        84         3        81           0           0    42     60       0
3500  445-285-06       6-2 IPS X 3/4 (48)             BX        43         2        41           0          30    18     60       0
3500  445-286-06       6-2 IPS X 1 (36)               BX        59         0        59           0           0     5     60       0
3500  445-303-06       6-2 1/8 X 3/8 (96)             BX        92         0        92           0           0    34    180      88
3500  445-303-06-S     6-2 1/8 X 3/8 (96) SLIT        BX         1         0         1           0           0     0      0       0
3500  445-304-06       6-2 1/8 X 1/2 (72)             BX       177        32       145           0           0   159    360     215

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Qty      Qty                             Ordered                Qty
Site  Part Number      Description                    U/M  on Hand  on Order Avail Qty  In Transit  from Plant  Min   Max  To Order
-----------------------------------------------------------------------------------------------------------------------------------
3500  445-304-06-s     6-2 1/8 X 1/2 (72)             bx        12         0        12           0           0     0      0       0
3500  445-305-06       6-2 1/8 X 3/4 (60)             BX       156        31       125           0           0    90    198      73
3500  445-306-06       6-2 1/8 X 1 (42)               BX        59         0        59          40           0    13     60       0
3500  445-323-06       6-2 1/2 IPS X 3/8 (60)         BX        64         0        64           0           0     0     60       0
3500  445-324-06       6-2 1/2 IPS X 1/2 (48)         BX        46         0        46           0           0    15     60       0
3500  445-325-06       6-2 1/2 IPS X 3/4 (36)         BX        77        28        49           0           0    12     60       0
3500  445-326-06       6-2 1/2 IPS X 1 (36)           BX        29         0        29           0           0     3     30       0
3500  445-343-06       6-2 5/8 X 3/8 (72)             BX        47         0        47           0           0    18     58       0
3500  445-344-06       6-2 5/8 X 1/2 (60)             BX       128        42        86          40           0    55    180       0
3500  445-345-06       6-2 5/8 X 3/4 (42)             BX        78         0        78           0           0    44     60       0
3500  445-346-06       6-2 5/8 X 1 (36)               BX        66         2        64          20           0    24     60       0
3500  445-363-06       6-3 IPS X 3/8 (48)             BX        55         0        55           0           0     6     60       0
3500  445-364-06       6-3 IPS X 1/2 (36)             BX        30         0        30           0          20    25     60       0
3500  445-364-06-S     6-3 IPS x 1/2 (36) SLIT        BX         1         1         0           0           0     0      0       0
3500  445-365-06       6-3 IPS X 3/4 (30)             BX        62         1        61           0           0    28     60       0
3500  445-366-06       6 - 3IPS X 1 (30)              BX        36         0        36           0           0     5     45       0
3500  445-383-06       6-3 1/8 X 3/8 (60)             BX        54         0        54           0          10    10     60       0
3500  445-384-06       6-3 1/8 X 1/2 (48)             BX        51         1        50          10          30    12     60       0
3500  445-384-06-S     6-3 1/8 x 1/2 (48)SLIT         BX         1         0         1           0           0     0      0       0
3500  445-385-06       6-3 1/8 X 3/4 (36)             BX        45         0        45          50           0    30     60       0
3500  445-386-06       6-3 1/8 X 1 (30)               BX        41         0        41           0           0    13     30       0
3500  445-403-06       6-3 1/2 IPS x 3/8 (30)         bx        59         0        59           0           0     0      0       0
3500  445-404-06       6-3 1/2 IPS X 1/2 (30)         BX        12         0        12          30           0     5     60       0
3500  445-405-06       6-3 1/2 IPS X 3/4 (24)         BX        48         0        48           0           0     9     60       0
3500  445-423-06       6-3 5/8 x 3/8                  BX        21         0        21           0           0     0      0       0
3500  445-424-06       6-3 5/8 X 1/2 (36)             BX        23         0        23          40           0    26     60       0
3500  445-425-06       6-3 5/8 X 3/4 (30)             BX        44         0        44           0           0    15     60       0
3500  445-426-06       6-3 5/8 x 1 (30)               BX        32         0        32           0           0     0      0       0
3500  445-444-06       6-4 IPS X 1/2 (24)             BX        42         3        39           4          26    27     72       0
3500  445-444-06-S     6- 4 IPS X 1/2 (24)            bx         1         1         0           0           0     0      0       0
3500  445-445-06       6-4 IPS X 3/4 (24)             BX        51        23        28           0          20    12     52       0
3500  445-446-06       6-4 IPS x 1 (12)               BX        32         0        32          30          40    55    112       0
3500  445-463-06       6-4 1/8 x 3/8 (30)             BX        48         0        48           0           0    10     50       0
3500  445-464-06       6-4 1/8 X 1/2 (24)             BX       113         0       113          10           0    32     82       0
3500  445-464-06-S     6-4 1/8 X 1/2 (24)SLIT         BX         1         0         1           0           0     0      0       0
3500  445-465-06       6-4 1/8 X 3/4 (24)             BX        45         0        45          30           0    12     52       0
3500  445-466-06       6-4 1/8 x 1 (18)               BX        26         0        26           0           0     1      1       0
3500  445-496-06       6-5 IPS x 1 (6)                BX        47         0        47           0           0     0      0       0
3500  445-504-06       6-5 IPS X 1/2 (12)             BX        24         0        24           0          20    10     40       0
3500  445-505-06       6-5 IPS X 3/4 (12)             BX         0         3        -3           0          90     0      0       0
3500  445-604-06       6-6 IPS x 1/2 (6)              BX         0        32       -32           0           0    57    116     148
3500  445-605-06       6-6IPS x 3/4 (6)               BX         1        42       -41           0           0   126    221     262
3500  445-606-06       6-6 IPS x 1 (6)                BX         0        48       -48           0           0    26     66     114
3500  445-804-06       6-8 IPS x 1/2 (6)              BX         0         5        -5           0           0    23     63      68
3500  445-805-06       6-8 IPS x 3/4 (6)              BX         0        41       -41           0           0    68    132     173
3500  448-061-52       1000-3/8 x 3/16 NT (1000)      BX         6         0         6           0           0     0      0       0
3500  448-061-53       500 -3/8x3/8 NOPRT NT          BX         2         0         2           0           0     0      0       0
3500  448-064-40       400-3/8x1/2 NOPRT NT           BX         1         0         1           0           0     0      0       0
3500  448-081-42       500-1/2 x 3/16 NT (500)        BX        12         0        12           0           0     0      0       0
3500  448-083-38       400-1/2 x 3/8 NT (400)         BX        12         0        12           0           0     0      0       0
3500  448-101-46       600-5/8x3/16 NOPRT NT (6)      BX         2         0         2           0           0     0      0       0
3500  448-102-36       300-5/8x1/4 NOPRT NT (30)      BX         5         0         5           0           0     0      0       0
3500  448-121-42       500-3/4x3/16 NOPRT NT (5)      BX         1         0         1           0           0     0      0       0
3500  448-131-38       400-3/4IPS x 3/16 NT (40)      BX         1         0         1           0           0     0      0       0
3500  448-143-32       250-7/8x3/8 NOPRT NT (25)      BX         2         0         2           0           0     0      0       0
3500  448-163-28       150-1IPSx3/8 NOPRT NT (1)      BX        10         0        10           0           0     0      0       0
3500  448-183-28       150-1 1/8 x 3/8 NT (150)       BX        39         0        39           0           0     0      0       0
3500  470-042-40       IT-30-1/8-6 (4)                BX         7         0         7           0           0     0      0       0
3500  473-006-03       TYPE B, 3 X 3 X 3/8 (72)       BX        16         0        16           0           0     2     10       0
3500  473-014-06       TYPE A, 6 X 6 X 7/8 (24)       BX        16         0        16           0           0     0      0       0
3500  478-042-03       CT-30-1/8-2 (12)               BX        13         0        13           0           6     5     20       0
3500  915-32000P       R-320 1/2 PTW/BT (12)          BX        15         0        15           0           0     0      0       0
3500  916-32000P       R-320 ADH. PT W/BT (12)        BX        21         0        21           0           0     0      0       0
3500  473-006-02       TYPE B, 2 X 2 X 3/8 (192)      BX        12         0        12           0           0     0      0       0
3500  473-006-18       TYPE B, 18 X 18 X 3/8 (1)      BX        36         0        36           0           0     2     20       0
3500  473-014-02       TYPE A, 2 X 2 X 7/8 (96)       BX         8         0         8           0           0     2     10       0
3500  473-014-03       TYPE A, 3 X 3 X 7/8 (36)       BX         3         0         3           0           0     2      5       2
3500  473-014-04       TYPE A, 4 X 4 X 7/8 (24)       BX        18         0        18           0           0     2      5       0
3500  473-014-18       TYPE A, 18 X 18 X 7/8 (6)      BX        79         0        79           0           0     2      5       0
3500  906-32000        R-320 ADHESIVE PT (24)         BX        19         0        19           0           0     3      8       0
3500  906-37300        R-373 ADHESIVE PT (24)         bx        28         0        28           0           0     8     17       0
3500  907-32000        R-320 ADHESIVE QT (12)         BX        60         1        59           0           0    24     48       0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                             Qty      Qty                             Ordered                Qty
Site  Part Number      Description                    U/M  on Hand  on Order Avail Qty  In Transit  from Plant  Min   Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
3500  907-37300        R-373 ADHESIVE QT (12)         bx        37        0        37            0         0    24     48         0
3500  908-32000        R-320 ADHESIVE GAL (4)         BX       106        1       105            0         0    66    112         0
3500  908-37300        R-373 ADHESIVE GAL (4)         bx        73       23        50            0         0    40    100        50
3500  908-37400        374 INSUL COAT GAL (4)         bx         0       11       -11            0         0    34     66        77
3500  916-32000        R-320 ADH. PT W/BT (24)        BX        59        8        51            0         0    36     66         0
3500  916-37300        R-373 ADH. PT W/BT (24)        bx        60        0        60            0         0    20     60         0
3500  948-32000        R-320 ADH 1/2 PINT W/BT        BX        51        1        50            0         0     0      0         0
3500  948-37300        R-373 ADH 1/2 PINT W/BT        BX        28        0        28            0         0     0      0         0
AT0   104-30-0375-S    TC38A SLIT (600)               BX        28        0        28            0         0    10     20         0
AT0   104-30-0625-S    TC58A SLIT (390)               BX        36        0        36            0        15    20     60         0
AT0   104-30-0750-S    TC34A SLIT (330)               BX        12        0        12            0         0     0      0         0
AT0   104-30-0875-S    TC78A SLIT (294)               BX         7        0         7            0        20    10     34         0
AT0   104-30-1102-S    TC115A SLIT  (276)             BX        25        0        25            0         0    10     20         0
AT0   104-30-1125-S    TC118A SLIT  (240)             BX         9        0         9            0         0     5     10         0
AT0   104-30-1375-S    TC138A SLIT  (192)             BX        14        0        14            0         0     8     19         0
AT0   104-30-1875-S    TC178A SLIT (108)              BX        29        0        29            0        15    20     30         0
AT0   104-30-2125-S    TC218A SLIT  (96)              BX        26        0        26            0         0    20     30         0
AT0   104-30-2375-S    TC238A SLIT  (72)              BX        14        0        14            0         0     8     18         0
AT0   104-30-2625-S    TC258A SLIT  (72)              BX        19        0        19            0         0    10     20         0
AT0   104-30-2875-S    TC278A SLIT  (60)              BX        19        0        19            0         0    10     20         0
AT0   104-40-0500-0    TC12B (342)                    BX         2        0         2            0         0     0      0         0
AT0   104-40-0500-S    TC12B SLIT  (342)              BX        22        0        22            0         0     9     21         0
AT0   104-40-0625-S    TC58B SLIT  (324)              BX        49        0        49            0        30    23     44         0
AT0   104-40-0750-S    TC34B SLIT  (264)              BX        86        0        86            0        50    45     78         0
AT0   104-40-0875-0    TC78B (210)                    BX         0        0         0            0        30     0      0         0
AT0   104-40-0875-S    TC78B SLIT  (210)              BX       116        0       116            0        60    85    120         0
AT0   104-40-1102-S    TC115B SLIT  (186)             BX        15        0        15            0         0     5     15         0
AT0   104-40-1125-S    TC118B SLIT  (168)             BX       121        0       121            0        60    38     67         0
AT0   104-40-1375-S    TC138B SLIT  (144)             BX        38        0        38            0         0     8     18         0
AT0   104-40-1625-0    TC158B (120)                   BX       -29        0       -29            0         0     0      0        29
AT0   104-40-1625-S    TC158B SLIT  (120)             BX        37        0        37            0         0     5     13         0
AT0   104-40-1875-S    TC178B SLIT  (90)              BX        30        0        30            0         0     0      0         0
AT0   104-40-2125-S    TC218B SLIT  (72)              BX        10        0        10            0         0     3      8         0
AT0   104-40-2375-S    TC238B SLIT  (72)              BX        14        0        14            0         0     0      0         0
AT0   104-40-3500-S    TC312B SLIT  (36)              BX        14        0        14            0         0     0      0         0
AT0   104-40-3625-S    TC358B SLIT  (36)              BX         2        0         2            0         0     0      0         0
AT0   104-50-0625-0    TC58C (168)                    BX         5        0         5            0         0     0      0         0
AT0   104-50-0625-S    TC58C SLIT  (168)              BX         5        0         5            0         0     0      0         0
AT0   104-50-0750-S    TC34C SLIT  (138)              BX        49        0        49            0         0    10     20         0
AT0   104-50-0875-S    TC78C SLIT  (132)              BX         5        0         5            0         0     0      0         0
AT0   104-50-1125-S    TC118C SLIT  (114)             BX        26        0        26            0         0    10     22         0
AT0   104-50-1625-0    TC158C (72)                    BX         3        0         3            0         0     0      0         0
AT0   104-50-1625-S    TC158C SLIT  (72)              BX        19        0        19            0         0     7     17         0
AT0   104-50-1875-S    TC178C SLIT  (72)              BX        30        0        30            0         0     0      0         0
AT0   104-50-2125-0    TC218C (60)                    BX        -6        0        -6            0         0     0      0         6
AT0   104-50-4500-S    TC412C SLIT  (18)              BX         7        0         7            0         0     0      0         0
AT0   104-60-0625-S    TC58D SLIT  (120)              BX        23        0        23            0         0     9     20         0
AT0   104-60-0750-S    TC34D SLIT  (120)              BX         2        0         2            0         0     0      0         0
AT0   104-60-0875-S    TC78D SLIT  (90)               BX        51        0        51            0         0     0      0         0
AT0   104-60-1125-S    TC118D SLIT  (78)              BX        25        0        25            0         0    10     20         0
AT0   104-60-1375-S    TC138D SLIT  (60)              BX        23        0        23            0         0    10     20         0
AT0   104-60-1625-S    TC158D SLIT  (48)              BX        24        0        24            0         0    10     20         0
AT0   104-60-2125-S    TC218D SLIT  (36)              BX        32        0        32            0         0    10     20         0
AT0   108-35-0375-0    TC38A SEAM-SEAL  (600)         BX        13        0        13            0         0     5     12         0
AT0   108-35-0625-0    TC58A SEAM-SEAL  (390)         BX        43        0        43            0        30    25     46         0
AT0   108-35-0750-0    TC34A SEAM-SEAL  (330)         BX        52        0        52            0         0    28     51         0
AT0   108-35-0875-0    TC78A SEAM-SEAL (294)          BX        76        0        76            0        30    43     74         0
AT0   108-35-1102-0    TC115A SEAM-SEAL  (276)        BX        16        0        16            0         0     3      8         0
AT0   108-35-1125-0    TC118A SEAM-SEAL (240)         BX        24        0        24            0         0    15     31         0
AT0   108-35-1375-0    TC138A SEAM-SEAL  (192)        BX        69        0        69            0         0    11     24         0
AT0   108-35-1625-0    TC158A SEAM-SEAL (132)         BX        13        0        13            0         0     5     12         0
AT0   108-35-1875-0    TC178A SEAM-SEAL  (108)        BX        22        0        22            0         0     9     21         0
AT0   108-35-2125-0    TC218A SEAM-SEAL (96)          BX        10        0        10            0         0     5     12         0
AT0   108-35-2375-0    TC238A SEAM-SEAL (72)          BX        21        0        21            0         0     8     19         0
AT0   108-35-2625-0    TC258A SEAL-SEAL (72)          BX         8        0         8            0         0     3      9         0
AT0   108-35-2875-0    TC278A SEAM-SEAL (60)          BX        13        0        13            0         0     0      0         0
AT0   108-45-0375-0    TC38B SEAM-SEAL  (450)         BX         7        0         7            0         0     5     10         3
AT0   108-45-0500-0    TC12B SEAM-SEAL  (342)         BX         7        0         7            0         0     4     11         4
AT0   108-45-0625-0    TC58B SEAM-SEAL  (324)         BX        97        0        97            0        60    65     90         0
AT0   108-45-0750-0    TC34B SEAM-SEAL  (264)         BX        58        0        58            0        76    50     70         0
AT0   108-45-0875-0    TC78B  SEAM-SEAL  (210)        BX       204        0       204            0        40   125    125         0
AT0   108-45-1102-0       TC115B SEAM-SEAL  (186)     BX        15        0        15            0         0     5     13         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                          Qty         Qty                           Ordered                   Qty
Site Part Number         Description              U/M    on Hand     on Order Avail Qty In Transit  from Plant   Min   Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
AT0  108-45-1125-0       TC118B SEAM-SEAL  (168)  BX          86            0        86          0          90    75   100         0
AT0  108-45-1375-0       TC138B SEAM-SEAL  (144)  BX          40            0        40          0          30    18    36         0
AT0  108-45-1625-0       TC158B SEAM-SEAL  (120)  BX          41            0        41          0          30    25    50         0
AT0  108-45-1875-0       TC178B SEAM-SEAL (90)    BX          21            0        21          0           0     8    20         0
AT0  108-45-2125-0       TC218B SEAM-SEAL  (72)   BX          42            0        42          0          30    30    54         0
AT0  108-45-2375-0       TC238B SEAM-SEAL (72)    BX          31            0        31          0           0    13    28         0
AT0  108-45-2625-0       TC258B SEAM-SEAL (60)    BX          51            0        51          0           0    14    28         0
AT0  108-45-2875-0       TC278B SEAM-SEAL (48)    BX           2            0         2          0           0     0     0         0
AT0  108-45-3125-0       TC318B SEAM-SEAL (42)    BX          41            0        41          0           0    23    43         0
AT0  108-45-3500-0       TC312B SEAM-SEAL (36)    BX           6            0         6          0           0     4    11         5
AT0  108-45-3625-0       TC358B SEAM-SEAL (36)    BX          31            0        31          0           0     5    11         0
AT0  108-45-4125-0       TC418B SEAM-SEAL (30)    BX          31            0        31          0           0    14    28         0
AT0  108-45-4500-0       TC412B SEAM-SEAL (18)    BX           7            0         7          0          21     5    12         0
AT0  108-55-0500-0       TC12C SEAM-SEAL  (228)   BX          11            0        11          0           0     0     0         0
AT0  108-55-0625-0       TC58C SEAM-SEAL  (168)   BX          15            0        15          0           0     7    15         0
AT0  108-55-0750-0       TC34C SEAM-SEAL (138)    BX           1            0         1          0           0     0     0         0
AT0  108-55-0875-0       TC78C SEAM-SEAL  (132)   BX          20            0        20          0           0     9    19         0
AT0  108-55-1102-0       TC115C SEAM-SEAL  (120)  BX          13            0        13          0           0     0     0         0
AT0  108-55-1125-0       TC118C SEAM-SEAL  (114)  BX          22            0        22          0          15    10    21         0
AT0  108-55-1375-0       TC138C SEAM-SEAL  (90)   BX           7            0         7          0           0     3     9         0
AT0  108-55-1625-0       TC158C SEAM-SEAL (72)    BX          23            0        23          0           0     9    20         0
AT0  108-55-1875-0       TC178C SEAM-SEAL (72)    BX          12            0        12          0           0     4    11         0
AT0  108-55-2125-0       TC218C SEAM-SEAL (60)    BX          10            0        10          0           0     5    13         0
AT0  108-55-2375-0       TC238C SEAM-SEAL (48)    BX          30            0        30          0           0     6    14         0
AT0  108-55-2625-0       TC258C SEAM-SEAL (48)    BX           4            0         4          0           0     0     0         0
AT0  108-55-2875-0       TC278C SEAM-SEAL (36)    BX           6            0         6          0           0     0     0         0
AT0  108-55-3500-0       TC312C SEAM-SEAL (30)    BX          20            0        20          0           0     0     0         0
AT0  108-55-3625-0       TC358C SEAM-SEAL (24)    BX          10            0        10          0           0     0     0         0
AT0  108-55-4125-0       TC418C SEAM-SEAL (24)    BX          14            0        14          0           0     0     0         0
AT0  108-65-0625-0       TC58D SEAM-SEAL  (120)   BX          29            0        29          0           0    10    21         0
AT0  108-65-0750-0       TC34D SEAM-SEAL  (120)   BX           6            0         6          0           0     0     0         0
AT0  108-65-0875-0       TC78D SEAM-SEAL  (90)    BX          18            0        18          0           0     7    17         0
AT0  108-65-1125-0       TC118D SEAM-SEAL  (78)   BX           9            0         9          0           0     5    13         0
AT0  108-65-1375-0       TC138D SEAM-SEAL  (60)   BX           9            0         9          0           0     5    12         0
AT0  108-65-1625-0       TC158D SEAM-SEAL (48)    BX          12            0        12          0           0     7    16         0
AT0  108-65-1875-0       TC178D SEAM-SEAL (48)    BX          21            0        21          0           0     3     8         0
AT0  108-65-2125-0       TC218D SEAM-SEAL (36)    BX          14            0        14          0           0     4    10         0
AT0  108-65-2375-0       TC238D SEAM-SEAL (36)    BX           7            0         7          0           0     0     0         0
AT0  108-65-2875-0       TC278D SEAM-SEAL (30)    BX           6            0         6          0           0     0     0         0
AT0  108-65-3125-0       TC318D SEAM-SEAL (24)    BX          18            0        18          0           0     0     0         0
AT0  1800-0012-48110-00  1/2" X 36" X 48" (12)    bx          58            5        53          0           0    53   112        59
AT0  1800-0012-48110-70  R180FS 1/2" X 48" X 70'  BX          17            0        17          0           0    16    44        27
AT0  1800-0014-00118-00  1-1/8" ID  X  1/4" WALL  bx           1            0         1          0           0     0     0         0
AT0  1800-0014-48110-00  1/4" X 36" X 48" (24)    bx          12            0        12          0           0    10    50        38
AT0  1800-0018-48110-00  1/8" X 36" X 48" (48)    bx           9            0         9          0           0     5    45        36
AT0  1800-0034-00358-00  3-5/8" ID  X  3/4" WALL  bx          15            0        15          0           0     0     0         0
AT0  1800-0034-00858-00  8-5/8" ID  X  3/4" WALL  bx           3            0         3          0           0     0     0         0
AT0  1800-0034-48110-00  3/4" X 36" X 48"  (8)    bx           0           17       -17          0          87    60   125        55
AT0  1800-0034-48110-50  3/4" X 48" X 50 FT       BX          15            0        15          0           0    27    45        30
AT0  1800-0038-00038-00  3/8" ID  X  3/8" WALL    bx           2            0         2          0           0     0     0         0
AT0  1800-0038-00218-00  2-1/8" ID  X  3/8" WALL  bx          28            0        28          0           0     0     0         0
AT0  1800-0038-00318-00  3-1/8" ID  X  3/8" WALL  bx           2            0         2          0           0     0     0         0
AT0  1800-0038-48110-00  3/8" X 36" X 48" (18)    bx           6            2         4          0           0    30    55        51
AT0  1800-0038-48110-50  3/8" X 48" X 50 FT.      BX           1            0         1          0           0     7    27        26
AT0  1800-0038-48110100  R180FS 3/8" X 48" X 100' BX           8            0         8          0           0    10    15         7
AT0  1800-0058-48110-00  5/8" X 36" X 48" (10)    bx          73            0        73          0           0    46    75         0
AT0  1800-0058-48110-50  5/8" X 48" X 50 FT.      BX           8            0         8          0           0     0     0         0
AT0  1800-0316-00012-00  1/2" ID  X  3/16" WALL   bx           2            0         2          0           0     0     0         0
AT0  1800-0316-00078-00  7/8" ID  X  3/16" WALL   bx           3            0         3          0           0     0     0         0
AT0  1800-0316-00138-00  1-3/8" ID  X  3/16" WALL bx           4            0         4          0           0     0     0         0
AT0  1800-1000-48110-00  1" X 36" X 48"   (6)     bx          36            5        31         30          40    72   145        44
AT0  1800-1000-48110-35  R180FS 1" X 48" X 35'    BX          22            0        22          0           0    53    80        58
AT0  1800-1000-48110-50  1" X 48" X 50 FT.        BX           2            0         2          0           0     0     0         0
AT0  1800-1012-48110-00  1-1/2" X 36" X 48" (4)   bx          29           25         4          0           0     5    45        41
AT0  1800-1012-48110-25  1-1/2" X 48" X 25 FT.    BX          10            1         9          0           5     8    22         8
AT0  1800-2000-00018-08  1/8"x2"x30'              bx         305            2       303        200           0   100   154         0
AT0  1800-2000-00018-B8  1/8" X 2" X 30' (50)     BX         106           20        86          0           0   125   200       114
AT0  1800-2000-48110-00  2" X 36" X 48"  (3)      bx           5            0         5          0           0     5    45        40
AT0  1800-2000-48110-25  2" X 48" X 25 FT.        BX          25            0        25          0           0     9    29         0
AT0  442-084-12          55-1/2 X 1/2 (1155)      BX           7            0         7          0           0     0     0         0
AT0  442-104-10          50-5/8 X 1/2 (1050)      BX           8            0         8          0           0     0     0         0
AT0  442-124-10          50-3/4 X 1/2 (900)       BX           6            0         6          0           0     0     0         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                      Qty         Qty                           Ordered                      Qty
Site Part Number    Description             U/M     on Hand     on Order Avail Qty In Transit  from Plant   Min    Max     To Order
------------------------------------------------------------------------------------------------------------------------------------
AT0   442-143-10    50-7/8 X 3/8 (1050)     BX            3            0         3          0           0     0      0             0
AT0   442-144-08    45-7/8 X 1/2 (810)      BX            7            0         7          0           0     0      0             0
AT0   444-084-06    6-1/2 X 1/2 (312)       BX            3            0         3          0           0     0      0             0
AT0   444-104-06    6-5/8 X 1/2 (312)       BX            2            0         2          0           0     0      0             0
AT0   444-134-06    6-3/4 IPS X1/2 (186)    bx            1            0         1          0           0     0      0             0
AT0   444-184-06    6-1 1/8 X 1/2 (168)     BX            0            3        -3          3           0     0      0             0
AT0   444-185-06    6-1 1/8 X 3/4 (90)      BX            6            0         6          0           0     0      0             0
AT0   444-186-06    6-1 1/8 X 1 (66)        BX            2            0         2          0           0     0      0             0
AT0   444-225-06    6-1 3/8 X 3/4 (78)      BX            5            0         5          0           0     0      0             0
AT0   444-244-06    6-1 1/2 IPS X 1/2 (108) BX            1            0         1          0           0     0      0             0
AT0   444-284-06    6-2 IPS X 1/2 (60)      BX            1            0         1          0           0     0      0             0
AT0   444-306-06    6-2 1/8 X 1 (42)        BX            2            0         2          0           0     0      0             0
AT0   444-344-06    6-2 5/8 X 1/2 (60)      BX            6            0         6          0           0     0      0             0
AT0   444-384-06    6-3 1/8 X 1/2 (48)      BX            5            0         5          0           0     0      0             0
AT0   444-464-06    6-4 1/8 X 1/2 (24)      BX            4            0         4          0           0     0      0             0
AT0   445-023-06    6-1/4 X 3/8 (882)       BX            4            0         4          0           0     4      7             3
AT0   445-061-06    6-3/8 X 3/16 (930)      BX           10            0        10          0           0     7     11             0
AT0   445-061-06-S  6-3/8 X 3/16 SLIT (930) BX           -2           33       -35          8          31    30     60            56
AT0   445-063-06    6-3/8 X 3/8 (690)       BX           31            3        28          0          20    14     29             0
AT0   445-064-06    6-3/8 X 1/2 (456)       BX           39            5        34          0          30    29     62             0
AT0   445-064-06W   6-3/8x1/2 WHITE (456)   BX           46            0        46          0           0     8     17             0
AT0   445-065-06    6-3/8 X 3/4 (294)       BX           24            0        24          0           0     4     24             0
AT0   445-083-06    6-1/2 X 3/8 (510)       BX           27            0        27          0          30    21     40             0
AT0   445-084-06    6-1/2 X 1/2 (360)       BX           76           16        60          0         180   100    150             0
AT0   445-084-06W   6-1/2x1/2 WHITE (360)   BX           78            5        73          0           0    45     90             0
AT0   445-085-06    6-1/2 X 3/4 (228)       BX           22            3        19          0          15    10     21             0
AT0   445-085-06W   6-1/2x3/4 WHITE (228)   BX            8            1         7          0           0     5      9             0
AT0   445-102-06    6-5/8 X 1/4 (540)       BX            4            0         4          0           0     0      0             0
AT0   445-103-06    6-5/8 X 3/8 (426)       BX          193            7       186          0         150   250    350             0
AT0   445-104-06    6-5/8 X 1/2 (324)       BX          205           25       180          0         240   300    425             0
AT0   445-104-06W   6-5/8x1/2 WHITE (324)   BX          125           29        96          1         150   123    247             0
AT0   445-105-06    6-5/8 X 3/4 (180)       BX           84            3        81          0          30    51     86             0
AT0   445-105-06W   6-5/8x3/4 WHITE (180)   BX           52            0        52          0           0    13     26             0
AT0   445-106-06    6-5/8 X 1 (108)         BX           39            5        34          0          50    27     48             0
AT0   445-106-06W   6-5/8x1 WHITE (108)     BX            3           19       -16          0          60    15     30             0
AT0   445-121-06    6-3/4 X 3/16 (600)      BX            2            1         1          0           0     0      0             0
AT0   445-123-06    6-3/4 X 3/8 (378)       BX          196           21       175        120         240   350    450             0
AT0   445-124-06    6-3/4 X 1/2 (270)       BX          450           84       366          0         270   658    763           127
AT0   445-124-06W   6-3/4x1/2 WHITE (270)   BX          246            0       246          0           0   133    268             0
AT0   445-125-06    6-3/4 X 3/4 (120)       BX           48            3        45          2          60    60    102             0
AT0   445-125-06W   6-3/4x3/4 WHITE (120)   BX          170            0       170          0           0     6     12             0
AT0   445-126-06    6-3/4 X 1 (78)          BX           20            2        18          0          20     9     20             0
AT0   445-126-06W   6-3/4x1 WHITE (78)      BX           35            0        35          0           0     1      1             0
AT0   445-133-06    6-3/4 IPS X 3/8 (276)   BX            8            0         8          0           0     2      8             0
AT0   445-134-06    6-3/4 IPS X 1/2 (198)   BX            6            0         6          0           0     0      0             0
AT0   445-135-06    6-3/4 IPS X 3/4 (114)   BX            6            0         6          0           0     6      8             2
AT0   445-136-06    6-3/4 IPS X 1 (84)      BX            8            0         8          0           0     0      0             0
AT0   445-143-06    6-7/8 X 3/8 (318)       BX          291           24       267        109         300   230    529             0
AT0   445-144-06    6-7/8 X 1/2 (228)       BX        399.8           73     326.8       61.2         360   642    747             0
AT0   445-144-06W   6-7/8x1/2 WHITE (228)   BX          239            1       238          0           0   110    220             0
AT0   445-145-06    6-7/8 X 3/4 (126)       BX          223           22       201          0         152   135    175             0
AT0   445-145-06W   6-7/8x3/4 WHITE (126)   BX           74            0        74          0           7    38     77             0
AT0   445-146-06    6-7/8 X 1 (78)          BX          113            1       112          0         180   100    135             0
AT0   445-146-06W   6-7/8x1 WHITE (78)      BX           46           27        19          2         220   150    250             0
AT0   445-163-06    6-1 IPS X 3/8 (210)     BX            2            0         2          0           0     0      0             0
AT0   445-164-06    6-1 IPS X 1/2 (150)     BX           66            0        66          0           0    29     53             0
AT0   445-165-06    6-1 IPS X 3/4 (90)      BX            5            0         5          0           0     3      8             3
AT0   445-166-06    6-1 IPS X 1 (66)        BX           11            0        11          0           0     4      6             0
AT0   445-181-06    6-1 1/8 X 3/16 (408)    BX          133            4       129         30          90   125    175             0
AT0   445-182-06    6-1 1/8 X 1/4 (246)     BX           20            6        14          0          30    30     20             0
AT0   445-183-06    6-1 1/8 X 3/8 (216)     BX          110            6       104         12          90   300    500           294
AT0   445-184-06    6-1 1/8 X 1/2 (156)     BX          177           54       123         60         180   350    405            42
AT0   445-184-06W   6-1 1/8x1/2 WHITE (156) BX          201            1       200          0           0    90    150             0
AT0   445-185-06    6-1 1/8 X 3/4 (90)      BX          112           24        88         75         150   195    242             0
AT0   445-185-06W   6-1 1/8x3/4 WHITE (90)  BX          138            0       138          0           0    45     89             0
AT0   445-186-06    6-1 1/8 X 1 (66)        BX          142            5       137         60         120   170    240             0
AT0   445-186-06W   6-1 1/8x1 WHITE (66)    BX           39           73       -34          0         251   180    250             0
AT0   445-221-06    6-1 3/8 X 3/16 (366)    BX            8            0         8          0           0     2      8             0
AT0   445-223-06    6-1 3/8 X 3/8 (168)     BX           11            0        11          0           0    22     42            31
AT0   445-224-06    6-1 3/8 X 1/2 (120)     BX           52           14        38         22         120   140    200             0
AT0   445-224-06W   6-1 3/8x1/2 WHITE (120) BX           65            1        64          0          40    56    113             0
AT0   445-225-06    6-1 3/8 X 3/4 (78)      BX          127           42        85         60         120   138    203             0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------
                                                 Qty     Qty                           Ordered              Qty
Site Part Number Description               U/M on Hand on Order Avail Qty In Transit from Plant Min   Max To Order
------------------------------------------------------------------------------------------------------------------
AT0  445-225-06W 6-1 3/8x3/4 WHITE (78)     BX      69        0        69          0          0   24    48       0
AT0  445-226-06  6-1 3/8 x 1 (60)           BX     152        8       144          0        120  140   200       0
AT0  445-226-06W 6-1 3/8x1 WHITE (60)       BX      55       82       -27          0        320  225   350       0
AT0  445-242-06  6-1 1/2 IPS x 1/4 (150)    BX      10        0        10          0          0    0     0       0
AT0  445-243-06  6-1 1/2 IPS X 3/8 (120)    BX       7        0         7          0          0    4    10       0
AT0  445-244-06  6-1 1/2 IPS X 1/2 (114)    BX      23        0        23          0          0   18    35      12
AT0  445-245-06  6-1 1/2 IPS X 3/4 (66)     BX      26        0        26          0          0   15    30       0
AT0  445-246-06  6-1 1/2 IPS X 1 (42)       BX      28        0        28          0          0    8    18       0
AT0  445-263-06  6-1 5/8 X 3/8 (150)        BX      36      185      -149          0         30   50    75     194
AT0  445-264-06  6-1 5/8 X 1/2 (114)        BX      92        7        85         24         60   95   148       0
AT0  445-264-06W 6-1 5/8x1/2 WHITE (114)    BX    89.6        1      88.6       19.4          0   46    92       0
AT0  445-265-06  6-1 5/8 X 3/4 (72)         BX     165        1       164          0         90  120   175       0
AT0  445-265-06W 6-1 5/8x3/4 WHITE (72)     BX      48        0        48          0          0   25    50       0
AT0  445-266-06  6-1 5/8 X 1 (42)           BX      82       10        72         72         18  100   160       0
AT0  445-266-06W 6-1 5/8x1 WHITE (42)       BX      53       60        -7          0        240  160   270       0
AT0  445-284-06  6-2 IPS X 1/2 (66)         BX      21        0        21          0         40   20    39       0
AT0  445-285-06  6-2 IPS X 3/4 (48)         BX      47        0        47          0          0   16    31       0
AT0  445-286-06  6-2 IPS X 1 (36)           BX      17        0        17          0          0    8    17       0
AT0  445-303-06  6-2 1/8 X 3/8 (96)         BX      14        0        14          0         30   12    24       0
AT0  445-304-06  6-2 1/8 X 1/2 (72)         BX      13        7         6        124          0   85   115       0
AT0  445-304-06W 6-2 1/8x1/2 WHITE (72)     BX      77        0        77          0          0   39    78       0
AT0  445-305-06  6-2 1/8 X 3/4 (60)         BX      55        5        50         66         24   77   122       0
AT0  445-305-06W 6-2 1/8x3/4 WHITE (60)     BX      20        0        20          0          0   10    19       0
AT0  445-306-06  6-2 1/8 X 1 (42)           BX       0        7        -7         96          0   52    75       0
AT0  445-306-06W 6-2 1/8x1 WHITE (42)       BX      64        0        64          0          0   20    40       0
AT0  445-324-06  6-2 1/2 IPS X 1/2 (48)     BX      20        0        20          0          0    8    19       0
AT0  445-325-06  6-2 1/2 IPS X 3/4 (36)     BX      23        0        23          0          0   11    23       0
AT0  445-326-06  6-2 1/2 IPS X 1 (36)       BX       7        0         7          0          0    5    12       5
AT0  445-343-06  6-2 5/8 X 3/8 (72)         BX      20        0        20          0          0    8    18       0
AT0  445-344-06  6-2 5/8 X 1/2 (60)         BX      41        0        41          0         30   42    73       0
AT0  445-344-06W 6-2 5/8x1/2 WHITE (60)     BX      23        0        23          0          0    8    15       0
AT0  445-345-06  6-2 5/8 X 3/4 (42)         BX      47        1        46          0          0   34    59      13
AT0  445-345-06W 6-2 5/8x3/4 WHITE (42)     BX       8        0         8          0          0    2     5       0
AT0  445-346-06  6-2 5/8 X 1 (36)           BX      37        0        37          0          0   24    44       0
AT0  445-346-06W 6-2 5/8x1 WHITE (36)       BX      60        0        60          0          0    1     1       0
AT0  445-363-06  6-3 IPS X 3/8 (48)         BX      12        0        12          0          0    4     9       0
AT0  445-364-06  6-3 IPS X 1/2 (36)         BX       6        0         6          0          0    5    13       7
AT0  445-365-06  6-3 IPS X 3/4 (30)         BX      56        0        56          0          0   39    67       0
AT0  445-366-06  6 - 3IPS X 1 (30)          BX       8        0         8          0         30   12    22       0
AT0  445-383-06  6-3 1/8 X 3/8 (60)         BX       8        0         8          0          0    6    14       6
AT0  445-384-06  6-3 1/8 X 1/2 (48)         BX      50        0        50          0          0   32    56       0
AT0  445-385-06  6-3 1/8 X 3/4 (36)         BX      28        0        28          0         30   23    43       0
AT0  445-386-06  6-3 1/8 X 1 (30)           BX       8        0         8          0          0   15    30      22
AT0  445-404-06  6-3 1/2 IPS X 1/2 (30)     BX      30        0        30          0          0   11    23       0
AT0  445-405-06  6-3 1/2 IPS X 3/4 (24)     BX      30        0        30          0          0   19    37       0
AT0  445-423-06  6-3 5/8 x 3/8              BX       4        0         4          0          0    0     0       0
AT0  445-424-06  6-3 5/8 X 1/2 (36)         BX      16        1        15          0          0   11    23       8
AT0  445-425-06  6-3 5/8 X 3/4 (30)         BX      22        0        22          0          0   17    25       0
AT0  445-426-06  6-3 5/8 x 1 (30)           BX      11        0        11          0          0    4     8       0
AT0  445-444-06  6-4 IPS X 1/2 (24)         BX       2        2         0          0         60   21    40       0
AT0  445-445-06  6-4 IPS X 3/4 (24)         BX      15        0        15          0         30   16    27       0
AT0  445-446-06  6-4 IPS x 1 (12)           BX      21        0        21          1          0   20    25       3
AT0  445-464-06  6-4 1/8 X 1/2 (24)         BX      65        0        65          0          0   48    80       0
AT0  445-465-06  6-4 1/8 X 3/4 (24)         BX      57        0        57          0          0   23    43       0
AT0  445-466-06  6-4 1/8 x 1 (18)           BX      32       18        14          0          0   11    17       0
AT0  445-496-06  6-5 IPS x 1 (6)            BX       3        0         3          0          0    0     0       0
AT0  445-504-06  6-5 IPS X 1/2 (12)         BX      10        0        10          0          0    0     0       0
AT0  445-505-06  6-5 IPS X 3/4 (12)         BX      14        0        14         18          0   16    32       0
AT0  445-604-06  6-6 IPS x 1/2 (6)          BX       0        0         0          1         24   10    25       0
AT0  445-606-06  6-6 IPS x 1 (6)            BX       1        0         1          0         15    7    12       0
AT0  445-805-06  6-8 IPS x 3/4 (6)          BX       5        0         5          0          5    5    10       0
AT0  448-021-00  1000-1/4 x 3/16 NT (1000)  BX       2        0         2          0          0    0     0       0
AT0  448-102-36  300-5/8x1/4 NOPRT NT (30)  BX       2        0         2          0          0    0     0       0
AT0  454-208-32  RS-1/2-48 X 60 (240)       BX       0        0         0          0          0    0     0       0
AT0  454-284-12  RS-3/4-36 X 40 (120)       BX       0        0         0          0          0    0     0       0
AT0  473-006-04  TYPE B, 4 X 4 X 3/8 (48)   BX       4        0         4          0          0    0     0       0
AT0  473-014-06  TYPE A, 6 X 6 X 7/8 (24)   BX       4        0         4          0          0    0     0       0
AT0  478-042-03  CT-30-1/8-2 (12)           BX      18        0        18          0          0    4     8       0
AT0  4999-036    7/8"X18"X18" VIB PAD       PC      51        0        51          0          0    0     0       0
AT0  4999-039    7/8"X3"X3" VIB PAD         PC     842        0       842          0          0    0     0       0
AT0  4999-040    7/8"X2"X2" VIB PAD         PC    2016        0      2016          0          0    0     0       0
AT0  915-32000P  R-320 1/2 PTW/BT (12)      BX       5        0         5          0          0    5    10       5

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------
                                                       Qty     Qty                          Ordered                Qty
Site    Part Number   Description               U/M  on Hand on Order Avail Qty In Transit from Plant Min   Max To Order
------------------------------------------------------------------------------------------------------------------------
AT0     916-32000P    R-320 ADH. PT W/BT (12)    BX        7        0         7          0          0   5    10       3
AT0     473-006-02    TYPE B, 2 X 2 X 3/8 (192)  BX        1        0         1          0          0   0     0       0
AT0     473-006-18    TYPE B, 18 X 18 X 3/8 (1)  BX        3        0         3          0          0   7    10       7
AT0     473-014-02    TYPE A, 2 X 2 X 7/8 (96)   BX       18        0        18          0          0   0     0       0
AT0     473-014-03    TYPE A, 3 X 3 X 7/8 (36)   BX       10        0        10          0          0   0     0       0
AT0     473-014-04    TYPE A, 4 X 4 X 7/8 (24)   BX       62        0        62          0          0  10    15       0
AT0     473-014-18    TYPE A, 18 X 18 X 7/8 (6)  BX       12        0        12          0          0  40    20       8
AT0     906-32000     R-320 ADHESIVE PT (24)     BX       -1        0        -1          0          0   2     5       6
AT0     906-37300     R-373 ADHESIVE PT (24)     bx       18        0        18          0          0   6    13       0
AT0     907-32000     R-320 ADHESIVE QT (12)     BX        8        0         8          0          0   3     8       0
AT0     907-37300     R-373 ADHESIVE QT (12)     bx        0        1        -1          0          0  20    25      26
AT0     908-32000     R-320 ADHESIVE GAL (4)     BX       24        0        24          0          0  10    30       0
AT0     908-37300     R-373 ADHESIVE GAL (4)     bx       29        0        29          0          0  30    40      11
AT0     908-37400     374 INSUL COAT GAL (4)     bx        9        0         9          0          0  30    51      42
AT0     915-32000     R-320 1/2 PTW/BT (24)      BX       -2        0        -2          0          0   0     0       2
AT0     915-37300     R-373 ADH.1/2PT W/BT(24)   bx        7        0         7          0          0   0     0       0
AT0     916-32000     R-320 ADH. PT W/BT (24)    BX        4        0         4          0          5   7    16       7
AT0     916-37300     R-373 ADH. PT W/BT (24)    bx       18        3        15          0          0  25    35      20
AT0     948-32000     R-320 ADH 1/2 PINT W/BT    BX        7        0         7          0          0  10    20      13
AT0     948-37300     R-373 ADH 1/2 PINT W/BT    BX        9        2         7          0          0 100   200     193
MC0     104-30-0625-S TC58A SLIT (390)           BX      180        0       180          0          0  22    59       0
MC0     104-30-0875-S TC78A SLIT (294)           BX      244        0       244          0        103  67   172       0
MC0     104-30-1125-S TC118A SLIT (240)          BX       31        0        31          0          0   3     7       0
MC0     104-30-1375-S TC138A SLIT (192)          BX        5        0         5          0          0   5    10       5
MC0     104-30-1625-S TC158A SLIT (132)          BX       13        0        13          0          0   5    18       0
MC0     104-30-1875-S TC178A SLIT (108)          BX        5        0         5          0          0   6    15      10
MC0     104-30-2125-S TC218A SLIT (96)           BX      7.5        0       7.5       12.5          0   5    10       0
MC0     104-30-2375-S TC238A SLIT (72)           BX        8        0         8          0          0   5    10       0
MC0     104-30-2625-S TC258A SLIT (72)           BX        0        0         0         10          0   0     0       0
MC0     104-30-3125-S TC318A SLIT (54)           BX        0        6        -6          0          0   0     0       6
MC0     104-40-0625-S TC58B SLIT (324)           BX       15        0        15          0          0   5    10       0
MC0     104-40-0875-S TC78B SLIT (210)           BX       30        0        30          0          0   8    20       0
MC0     104-40-1125-S TC118B SLIT (168)          BX        0        6        -6          0          0   2     5      11
MC0     104-40-4500-S TC412B SLIT (18)           BX        7        0         7          0          0   2     5       0
MC0     104-50-0625-S TC58C SLIT (168)           BX       63        0        63          0          0   5    10       0
MC0     104-50-0875-S TC78C SLIT (132)           BX      204        0       204          0          0  22    58       0
MC0     104-50-1125-S TC118C SLIT (114)          BX       15        0        15          0          0   0     0       0
MC0     104-60-0875-S TC78D SLIT (90)            BX       33        0        33          0          0   5    10       0
MC0     108-35-0500-0 TC12A SEAM-SEAL (480)      BX       57        0        57          0          0   4    12       0
MC0     108-35-0625-0 TC58A SEAM-SEAL (390)      BX       74        0        74          0          0  30    80       0
MC0     108-35-0750-0 TC34A SEAM-SEAL (330)      BX       70        0        70          0          0  10    26       0
MC0     108-35-0875-0 TC78A SEAM-SEAL (294)      BX       83        0        83          0          0  48   129      46
MC0     108-35-1125-0 TC118A SEAM-SEAL (240)     BX       53        0        53          0          0  14    38       0
MC0     108-35-1375-0 TC138A SEAM-SEAL (192)     BX       20        0        20          0          0   5    15       0
MC0     108-35-1625-0 TC158A SEAM-SEAL (132)     BX       20        0        20          0          0   7    19       0
MC0     108-35-1875-0 TC178A SEAM-SEAL (108)     BX       10        0        10          0          0   2     5       0
MC0     108-35-2125-0 TC218A SEAM-SEAL (96)      BX       25        0        25          0          0  13    31       0
MC0     108-35-2375-0 TC238A SEAM-SEAL (72)      BX        1        0         1          0          0   2     5       4
MC0     108-35-2625-0 TC258A SEAL-SEAL (72)      BX       16        0        16          0          0   2     5       0
MC0     108-45-0625-0 TC58B SEAM-SEAL (324)      BX       43        0        43          0          0  15    41       0
MC0     108-45-0875-0 TC78B  SEAM-SEAL (210)     BX       14        0        14          0          0  28    71      57
MC0     108-45-1125-0 TC118B SEAM-SEAL (168)     BX       25        0        25          0          0   8    20       0
MC0     108-45-1375-0 TC138B SEAM-SEAL (144)     BX       17        0        17          0          0   3     9       0
MC0     108-45-1625-0 TC158B SEAM-SEAL (120)     BX       31        0        31          0          0   4    11       0
MC0     108-45-2125-0 TC218B SEAM-SEAL (72)      BX       18        0        18          0          0   8    21       0
MC0     108-45-2375-0 TC238B SEAM-SEAL (72)      BX        3        0         3          0          0   1     3       0
MC0     108-45-2625-0 TC258B SEAM-SEAL (60)      BX        1        0         1          0          0   2     6       5
MC0     108-45-3125-0 TC318B SEAM-SEAL (42)      BX        3        0         3          0          0   2     5       2
MC0     108-45-3625-0 TC358B SEAM-SEAL (36)      BX        2        0         2          0          0   2     3       1
MC0     108-45-4125-0 TC418B SEAM-SEAL (30)      BX        3        0         3          0          0   1     2       0
MC0     108-45-4500-0 TC412B SEAM-SEAL (18)      BX        3        0         3          0         12   2     5       0
MC0     108-55-0625-0 TC58C SEAM-SEAL (168)      BX       27        0        27          0          0   7    20       0
MC0     108-55-0875-0 TC78C SEAM-SEAL (132)      BX       54        0        54          0          0  11    30       0
MC0     108-55-1125-0 TC118C SEAM-SEAL (114)     BX       16        0        16          0          0   3     7       0
MC0     108-55-1375-0 TC138C SEAM-SEAL (90)      BX        5        0         5          0          0   2     5       0
MC0     108-55-1625-0 TC158C SEAM-SEAL (72)      BX       17        3        14          0          0   3     8       0
MC0     108-55-2125-0 TC218C SEAM-SEAL (60)      BX        7        2         5          0          0   2     6       0
MC0     108-55-3500-0 TC312C SEAM-SEAL (30)      BX        2        0         2          0          0   1     2       0
MC0     108-65-0625-0 TC58D SEAM-SEAL (120)      BX       14        0        14          0          0   2     6       0
MC0     108-65-0875-0 TC78D SEAM-SEAL (90)       BX       11        0        11          0          0  14    20       9
MC0     108-65-1125-0 TC118D SEAM-SEAL (78)      BX       13        0        13          0          0   5    10       0
MC0     108-65-1375-0 TC138D SEAM-SEAL (60)      BX       14        0        14          0          0   5    10       0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                            Qty      Qty                             Ordered                  Qty
Site  Part Number          Description              U/M   on Hand  on Order  Avail Qty  In Transit  from Plant   Min   Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
MC0   108-65-1625-0        TC158D SEAM-SEAL (48)     BX        12         0         12           0           0     5    10        0
MC0   108-65-1875-0        TC178D SEAM-SEAL (48)     BX         4         0          4           0           0     2     4        0
MC0   1800-0012-48110-00   1/2" X 36" X 48" (12)     bx        18         0         18           0           0    11    51       33
MC0   1800-0012-48110-50   1/2" X 48" X 50 FT.       BX        23         0         23           0           0    14    34       11
MC0   1800-0012-48110-70   R180FS 1/2" X 48" X 70'   BX        18         0         18           0           0     0     0        0
MC0   1800-0014-48110140   R180FS 1/4" X 48" X 140'  BX        20         0         20           7           0     0     0        0
MC0   1800-0018-48110-50   1/8" X 48" X 50 FT.       bx        15        10          5           0           3     0     0        0
MC0   1800-0034-48110-00   3/4" X 36" X 48"  (8)     bx        34         0         34           0           0    16    56       22
MC0   1800-0034-48110-50   3/4" X 48" X 50 FT        BX        19         1         18           0           0     5    25        0
MC0   1800-1000-48110-00   1" X 36" X 48"   (6)      bx        18         0         18           0           0     7    47       29
MC0   1800-1000-48110-35   R180FS 1" X 48" X 35'     BX         4         1          3           0           5     0     0        0
MC0   1800-2000-00018-08   1/8"x2"x30'               bx        20         0         20           0           0     9    14        0
MC0   444-063-06           6-3/8 X 3/8 (648)         BX         2         2          0           0           0     0     0        0
MC0   444-084-06           6-1/2 X 1/2 (312)         BX         2         1          1           0           0     0     0        0
MC0   444-103-06           6-5/8 X 3/8 (396)         BX         6         0          6           0           0     0     0        0
MC0   444-144-06           6- 7/8 X 1/2 (216)        BX         6         0          6           0           0     0     0        0
MC0   444-145-06           6-7/8 X 3/4 (126)         BX         6         0          6           0           0     0     0        0
MC0   444-183-06           6-1 1/8 X 3/8 (216)       BX         4         0          4           0           0     0     0        0
MC0   444-184-06           6-1 1/8 X 1/2 (168)       BX         6         0          6           0           0     0     0        0
MC0   444-185-06           6-1 1/8 X 3/4 (90)        BX         5         0          5           0           0     0     0        0
MC0   444-224-06           6-1 3/8 X 1/2 (120)       BX         7         0          7           0           0     0     0        0
MC0   444-225-06           6-1 3/8 X 3/4 (78)        BX         1         0          1           0           0     0     0        0
MC0   444-263-06           6-1 5/8 X 3/8 (132)       BX         2         0          2           0           0     0     0        0
MC0   444-305-06           6-2 1/8 X 3/4 (60)        BX         6         0          6           0           0     0     0        0
MC0   444-384-06           6-3 1/8 X 1/2 (48)        BX         6         0          6           0           0     0     0        0
MC0   445-022-06           6-1/4 X 1/4 (1110)        BX         4         0          4           0           0     2     3        0
MC0   445-062-06           6-3/8 X 1/4 (840)         BX         5         0          5           0           0     6    12        7
MC0   445-063-06           6-3/8 X 3/8 (690)         BX         9         0          9           0           0     8    17        8
MC0   445-064-06           6-3/8 X 1/2 (456)         BX        13         0         13           0           0     4    11        0
MC0   445-065-06           6-3/8 X 3/4 (294)         BX         4         0          4           0           0     0     0        0
MC0   445-082-06           6-1/2 X 1/4 (648)         BX         4         0          4           0           0     6    12        8
MC0   445-083-06           6-1/2 X 3/8 (510)         BX         1         0          1           0           0     7    15       14
MC0   445-084-06           6-1/2 X 1/2 (360)         BX        24         0         24           0           0     6    14        0
MC0   445-085-06           6-1/2 X 3/4 (228)         BX         7         0          7           0           0     0     0        0
MC0   445-102-06           6-5/8 X 1/4 (540)         BX         4         1          3           0           0     6    12        9
MC0   445-103-06           6-5/8 X 3/8 (426)         BX       103         0        103           0          17    75   118        0
MC0   445-104-06           6-5/8 X 1/2 (324)         BX        50         0         50           0           0    34    62        0
MC0   445-105-06           6-5/8 X 3/4 (180)         BX       142         1        141           2           0    15    29        0
MC0   445-106-06           6-5/8 X 1 (108)           BX        18         0         18           0           0     6    14        0
MC0   445-122-06           6-3/4 X 1/4 (450)         BX        16         0         16           0           0     0     0        0
MC0   445-123-06           6-3/4 X 3/8 (378)         BX       164         0        164           0           0   157   229       65
MC0   445-124-06           6-3/4 X 1/2 (270)         BX        35         0         35           0          20    23    44        0
MC0   445-125-06           6-3/4 X 3/4 (120)         BX        79        20         59           0           0     7    15        0
MC0   445-126-06           6-3/4 X 1 (78)            BX        10         0         10           0           0     0     0        0
MC0   445-133-06           6-3/4 IPS X 3/8 (276)     BX         1         0          1           0           0     0     0        0
MC0   445-142-06           6-7/8 X 1/4 (360)         BX        37         0         37           0           0    44    60       23
MC0   445-143-06           6-7/8 X 3/8 (318)         BX       318         4        314           0           0   215   303        0
MC0   445-144-06           6-7/8 X 1/2 (228)         BX       101         0        101           0          30    53    88        0
MC0   445-145-06           6-7/8 X 3/4 (126)         BX       369        55        314           0         110    21    39        0
MC0   445-146-06           6-7/8 X 1 (78)            BX        33         0         33           0           0     9    20        0
MC0   445-182-06           6-1 1/8 X 1/4 (246)       BX        36        10         26           0           0    15    20        0
MC0   445-183-06           6-1 1/8 X 3/8 (216)       BX       199         4        195           0           0   122   183        0
MC0   445-184-06           6-1 1/8 X 1/2 (156)       BX       103         3        100           0           0    46    78        0
MC0   445-185-06           6-1 1/8 X 3/4 (90)        BX       163        25        138           0          20    19    37        0
MC0   445-186-06           6-1 1/8 X 1 (66)          BX        34         5         29           0           0     7    16        0
MC0   445-223-06           6-1 3/8 X 3/8 (168)       BX        17         0         17           0           0    10    22        0
MC0   445-224-06           6-1 3/8 X 1/2 (120)       BX        33         0         33           0           0    19    37        0
MC0   445-225-06           6-1 3/8 X 3/4 (78)        BX        44         1         43           0          30    15    30        0
MC0   445-226-06           6-1 3/8 x 1 (60)          BX        68         0         68           0          20     4    10        0
MC0   445-244-06           6-1 1/2 IPS X 1/2 (114)   BX        19        19          0           0           0     7    15       15
MC0   445-263-06           6-1 5/8 X 3/8 (150)       BX        15         0         15           0           0     8    18        0
MC0   445-264-06           6-1 5/8 X 1/2 (114)       BX        33         2         31           0           0    18    35        0
MC0   445-265-06           6-1 5/8 X 3/4 (72)        BX        38         0         38           0           0     5    13        0
MC0   445-266-06           6-1 5/8 X 1 (42)          BX        28         7         21           0          15     6    14        0
MC0   445-283-06           6-2 IPS X 3/8 (84)        BX        18         0         18           0           0     4    10        0
MC0   445-284-06           6-2 IPS X 1/2 (66)        BX        12         0         12           0           0    10    21        9
MC0   445-303-06           6-2 1/8 X 3/8 (96)        BX         8         1          7           0           0    11    22       15
MC0   445-304-06           6-2 1/8 X 1/2 (72)        BX        47         3         44           0           0    25    47        0
MC0   445-305-06           6-2 1/8 X 3/4 (60)        BX        21         0         21           0           0     9    21        0
MC0   445-306-06           6-2 1/8 X 1 (42)          BX         4         0          4           0           0     7    16       12
MC0   445-324-06           6-2 1/2 IPS X 1/2 (48)    BX         3         0          3           0           0     4    11        8
MC0   445-343-06           6-2 5/8 X 3/8 (72)        BX        18         0         18           0           0    10    22        0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                          Qty       Qty                              Ordered                 Qty
Site Part Number         Description               U/M  on Hand   on Order  Avail Qty  In Transit  from Plant   Min   Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
MC0  445-344-06          6-2 5/8 X 1/2 (60)        BX      12.5          0       12.5        0.5            0     9     19        6
MC0  445-345-06          6-2 5/8 X 3/4 (42)        BX        25          0         25          0            0     9     20        0
MC0  445-346-06          6-2 5/8 X 1 (36)          BX        39          0         39          0            0     3      9        0
MC0  445-384-06          6-3 1/8 X 1/2 (48)        BX        30          0         30          0            0    13     26        0
MC0  445-386-06          6-3 1/8 X 1 (30)          BX         4          0          4          0            0     8     18       14
MC0  445-424-06          6-3 5/8 X 1/2 (36)        BX         0          2         -2          0            0     5     11       13
MC0  445-444-06          6-4 IPS X 1/2 (24)        BX        20          0         20          0            0     4     10        0
MC0  445-445-06          6-4 IPS X 3/4 (24)        BX         0          1         -1          0            0     1      2        3
MC0  478-042-03          CT-30-1/8-2 (12)          BX        18          0         18          0            0     5     10        0
mc0  906-32000           R-320 ADHESIVE PT (24)    BX         1          0          1          0            0     0      0        0
mc0  907-32000           R-320 ADHESIVE QT (12)    BX         6          0          6          0            0     2      6        0
mc0  907-37300           R-373 ADHESIVE QT (12)    bx         6          0          6          0            0     1      2        0
mc0  908-32000           R-320 ADHESIVE GAL (4)    BX        17          0         17          0            0     2      6        0
mc0  908-37300           R-373 ADHESIVE GAL (4)    bx        11          0         11          0            0     2      7        0
mc0  908-37400           374 INSUL COAT GAL (4)    bx        23          0         23          0            0     6     14        0
mc0  915-32000           R-320 1/2 PTW/BT (24)     BX         1          0          1          0            0     5     12       11
mc0  915-37300           R-373 ADH.1/2PT W/BT(24)  bx         4          0          4          0            0     2      5        0
mc0  916-32000           R-320 ADH. PT W/BT (24)   BX        21          0         21          0            0     4     12        0
mc0  916-37300           R-373 ADH. PT W/BT (24)   bx        13          0         13          0            0     2      5        0
mc0  948-32000           R-320 ADH 1/2 PINT W/BT   BX         5          0          5          0            0     0      0        0
MH0  1800-0012-48110-00  1/2" X 36" X 48" (12)     bx        26          0         26          0            0    13     53       27
MH0  1800-0012-48110-50  1/2" X 48" X 50 FT.       BX         5          0          5          0            0    13     33       28
MH0  1800-0012-48110-70  R180FS 1/2" X 48" X 70'   BX        12          0         12          0            0     0      0        0
MH0  1800-0034-48110-00  3/4" X 36" X 48"  (8)     bx        10          0         10          0            0    28     68       58
MH0  1800-0034-48110-50  3/4" X 48" X 50 FT        BX        16          0         16          0            0     6     26        0
MH0  1800-0038-48110-00  3/8" X 36" X 48" (18)     bx         1          0          1          0            0     0      0        0
MH0  1800-1000-48110-00  1" X 36" X 48"   (6)      bx        18          0         18          0            0    15     55       37
MH0  1800-1000-48110-35  R180FS 1" X 48" X 35'     BX        12          0         12          0            0     0      0        0
MH0  1800-2000-00018-08  1/8"x2"x30'               bx        41          0         41          0            0    14     19        0
MH0  442-103-62          1600-5/8 X 3/8 (1600)     BX         2          0          2          0            0     0      0        0
MH0  442-123-58          1400-3/4 X 3/8 (1400)     BX         4          0          4          0            0     0      0        0
MH0  442-143-56          1200-7/8 X 3/8 (1200)     BX         3          0          3          0            0     0      0        0
MH0  445-063-06          6-3/8 X 3/8 (690)         BX        15          0         15          0            0    10     21        6
MH0  445-064-06          6-3/8 X 1/2 (456)         BX         5          1          4          0            0     0      0        0
MH0  445-083-06          6-1/2 X 3/8 (510)         BX         5          0          5          0            0     4      9        4
MH0  445-084-06          6-1/2 X 1/2 (360)         BX        32          0         32          0            0    11     22        0
MH0  445-085-06          6-1/2 X 3/4 (228)         BX        48          0         48          0            0     7     16        0
MH0  445-103-06          6-5/8 X 3/8 (426)         BX        45          0         45          0            0    46     75       30
MH0  445-104-06          6-5/8 X 1/2 (324)         BX        36          0         36          0            0    31     53       17
MH0  445-105-06          6-5/8 X 3/4 (180)         BX        42          1         41          0            0    25     45        0
MH0  445-106-06          6-5/8 X 1 (108)           BX        38          0         38          0            0     4     10        0
MH0  445-123-06          6-3/4 X 3/8 (378)         BX        71         95        -24          0          150   217    293      167
MH0  445-124-06          6-3/4 X 1/2 (270)         BX        29         27          2          0           75    52     84        0
MH0  445-125-06          6-3/4 X 3/4 (120)         BX        40          6         34          0            0     8     20        0
MH0  445-142-06          6-7/8 X 1/4 (360)         BX         4         10         -6          0            6    20     30       30
MH0  445-143-06          6-7/8 X 3/8 (318)         BX       137         26        111          0           50   282    370      209
MH0  445-144-06          6-7/8 X 1/2 (228)         BX      78.1         50       28.1        4.9           25    74    113       55
MH0  445-145-06          6-7/8 X 3/4 (126)         BX        86          4         82          0            0    33     56        0
MH0  445-146-06          6-7/8 X 1 (78)            BX        18          0         18         10            0     7     16        0
MH0  445-164-06          6-1 IPS X 1/2 (150)       BX        15          0         15          0            0    25     45       30
MH0  445-182-06          6-1 1/8 X 1/4 (246)       BX         8          0          8          0            0     5     10        0
MH0  445-183-06          6-1 1/8 X 3/8 (216)       BX       200         59        141          0            0   237    316      175
MH0  445-184-06          6-1 1/8 X 1/2 (156)       BX        44         74        -30          0          100    72    110       40
MH0  445-185-06          6-1 1/8 X 3/4 (90)        BX       103          1        102          0            0    27     47        0
MH0  445-186-06          6-1 1/8 X 1 (66)          BX        38          0         38          0            0    13     25        0
MH0  445-222-06          6-1 3/8 X 1/4 (210)       BX        11          0         11          0            0     5     10        0
MH0  445-223-06          6-1 3/8 X 3/8 (168)       BX        42          3         39          0            0    16     32        0
MH0  445-224-06          6-1 3/8 X 1/2 (120)       BX        53          2         51          0            0    29     52        0
MH0  445-225-06          6-1 3/8 X 3/4 (78)        BX        44          0         44          0            0    31     54        0
MH0  445-226-06          6-1 3/8 x 1 (60)          BX        40          0         40          0            0     5     12        0
MH0  445-244-06          6-1 1/2 IPS X 1/2 (114)   BX        10          0         10          0            0     3      8        0
MH0  445-245-06          6-1 1/2 IPS X 3/4 (66)    BX         5          0          5          0            0     4      9        4
MH0  445-262-06          6-1 5/8 X 1/4 (204)       BX         2          0          2          0            0     5     10        8
MH0  445-263-06          6-1 5/8 X 3/8 (150)       BX        52          0         52          0            0     7     15        0
MH0  445-264-06          6-1 5/8 X 1/2 (114)       BX        35         14         21          0            0    18     34       13
MH0  445-265-06          6-1 5/8 X 3/4 (72)        BX        32          1         31          0           25    15     29        0
MH0  445-266-06          6-1 5/8 X 1 (42)          BX        34          0         34          0            0    15     29        0
MH0  445-284-06          6-2 IPS X 1/2 (66)        BX         4          0          4          0            0     3      8        4
MH0  445-285-06          6-2 IPS X 3/4 (48)        BX         7          0          7          3            0     6     14        0
MH0  445-286-06          6-2 IPS X 1 (36)          BX         4          0          4          0            0     0      0        0
MH0  445-303-06          6-2 1/8 X 3/8 (96)        BX         5          0          5          0            0     5     11        6
MH0  445-304-06          6-2 1/8 X 1/2 (72)        BX        40          2         38          0            0    22     40        0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                       Qty         Qty                           Ordered                      Qty
Site Part Number    Description              U/M     on Hand     on Order Avail Qty In Transit  from Plant    Min   Max     To Order
------------------------------------------------------------------------------------------------------------------------------------
MH0  445-305-06     6-2 1/8 X 3/4 (60)       BX           37            0        37          0           0     13    26            0
MH0  445-306-06     6-2 1/8 X 1 (42)         BX           56            0        56          0           0     16    30            0
MH0  445-323-06     6-2 1/2 IPS X 3/8 (60)   BX            1            0         1          0           0      0     0            0
MH0  445-324-06     6-2 1/2 IPS X 1/2 (48)   BX            5            0         5          0           0      0     0            0
MH0  445-325-06     6-2 1/2 IPS X 3/4 (36)   BX            7            0         7          0           0      4    10            0
MH0  445-344-06     6-2 5/8 X 1/2 (60)       BX           43            2        41          0           0     20    36            0
MH0  445-345-06     6-2 5/8 X 3/4 (42)       BX           25            0        25          0           0      3     8            0
MH0  445-363-06     6-3 IPS X 3/8 (48)       BX            1            0         1          0           0      0     0            0
MH0  445-365-06     6-3 IPS X 3/4 (30)       BX            5            0         5          0           0      0     0            0
MH0  445-384-06     6-3 1/8 X 1/2 (48)       BX           19            2        17          0           0     13    26            9
MH0  445-385-06     6-3 1/8 X 3/4 (36)       BX           22            0        22          0           0      3     8            0
MH0  445-424-06     6-3 5/8 X 1/2 (36)       BX           18            0        18          0           0      6    13            0
MH0  445-425-06     6-3 5/8 X 3/4 (30)       BX            9            0         9          0           0      2     4            0
MH0  445-446-06     6-4 IPS x 1 (12)         BX            8            0         8          0           0      0     0            0
MH0  445-504-06     6-5 IPS X 1/2 (12)       BX          6.5            0       6.5          0           0      0     0            0
MH0  445-605-06     6-6IPS x 3/4 (6)         BX            2            0         2          0           0      0     0            0
MH0  473-014-06     TYPE A, 6 X 6 X 7/8 (24) BX            1            0         1          0           0      1     2            1
MH0  478-042-03     CT-30-1/8-2 (12)         BX           14            0        14          0           0      2     4            0
MH0  473-014-02     TYPE A, 2 X 2 X 7/8 (96) BX            2            0         2          0           0      1     2            0
MH0  473-014-04     TYPE A, 4 X 4 X 7/8 (24) BX           13            0        13          0           0      1     5            0
MH0  906-32000      R-320 ADHESIVE PT (24)   BX           10            0        10          0           0      0     0            0
MH0  906-37300      R-373 ADHESIVE PT (24)   bx           10            0        10          0           0      2     6            0
MH0  907-32000      R-320 ADHESIVE QT (12)   BX            8            0         8          0           0      5    12            4
MH0  907-37300      R-373 ADHESIVE QT (12)   bx           15            0        15          0           0      5    13            0
MH0  908-32000      R-320 ADHESIVE GAL (4)   BX            9            0         9          0           0      2     5            0
MH0  908-37300      R-373 ADHESIVE GAL (4)   bx           12            2        10          0           0      5    12            0
MH0  908-37400      374 INSUL COAT GAL (4)   bx           12            4         8          0           0      8    17            9
MH0  915-32000      R-320 1/2 PTW/BT (24)    BX            7            0         7          0           0      5    10            3
MH0  916-32000      R-320 ADH. PT W/BT (24)  BX           11            0        11          0           0      2     6            0
MH0  916-37300      R-373 ADH. PT W/BT (24)  bx            5            1         4          4           0      5    12            4
MH0  917-37300      R-373 ADH. QT W/BT (12)  bx            3            0         3          0           7      0     0            0
MH0  948-32000      R-320 ADH 1/2 PINT W/BT  BX            5            0         5          0           0      0     0            0
MH0  948-37300      R-373 ADH 1/2 PINT W/BT  BX            5            0         5          0           0      0     0            0
TSE  104-30-0500-0  TC12A (480)              BX            1            0         1          0           0      0     0            0
TSE  104-30-0625-0  TC58A (390)              BX           33            0        33          0           0      2     4            0
TSE  104-30-0625-S  TC58A SLIT (390)         BX           57            0        57          0           0     45    57            0
TSE  104-30-0750-0  TC34A (330)              BX          107            0       107          4          48     80   159            0
TSE  104-30-0750-S  TC34A SLIT (330)         BX           16            0        16         12           0      8    16            0
TSE  104-30-0875-0  TC78A (294)              BX          193            0       193          0         114    153   307            0
TSE  104-30-0875-S  TC78A SLIT (294)         BX           34            0        34          0           0      7    15            0
TSE  104-30-1102-0  TC115A (276)             BX            1            0         1          0           0      0     0            0
TSE  104-30-1125-0  TC118A (240)             BX           27            0        27          0           0     13    27            0
TSE  104-30-1125-S  TC118A SLIT  (240)       BX           58            0        58          0           0     30    50            0
TSE  104-30-1375-S  TC138A SLIT  (192)       BX            0           12       -12         37           0     20    25            0
TSE  104-30-1625-S  TC158A SLIT  (132)       BX           15            0        15          0           0      8    15            0
TSE  104-40-0625-0  TC58B (324)              BX            5            0         5          0           0      0     0            0
TSE  104-40-0625-S  TC58B SLIT  (324)        BX          212           42       170         84           0    155   311            0
TSE  104-40-0750-0  TC34B (264)              BX            3            0         3          0           0      2     3            0
TSE  104-40-0750-S  TC34B SLIT  (264)        BX            6            0         6          0           0      3     6            0
TSE  104-40-0875-0  TC78B (210)              BX           21            0        21          0           0      5    10            0
TSE  104-40-0875-S  TC78B SLIT  (210)        BX          220           44       176          0         216    255   511            0
TSE  104-40-1125-0  TC118B (168)             BX            0            2        -2          0           3      1     1            0
TSE  104-40-1125-S  TC118B SLIT  (168)       BX          295           26       269          0           0    153   306            0
TSE  104-40-1375-S  TC138B SLIT  (144)       BX           69            2        67         35           0     36    73            0
TSE  104-40-1625-S  TC158B SLIT  (120)       BX           82           34        48          0          50     49    98            0
TSE  104-40-1875-S  TC178B SLIT  (90)        BX           32            0        32          0          30     31    62            0
TSE  104-40-2125-S  TC218B SLIT  (72)        BX           52           13        39         30           0     31    62            0
TSE  104-40-2375-S  TC238B SLIT  (72)        BX           36           30         6         56           0     23    46            0
TSE  104-40-2625-0  TC258B (60)              BX            5            0         5          0           0      0     0            0
TSE  104-40-2625-S  TC258B SLIT  (60)        BX           23            2        21          0           0     12    25            0
TSE  104-40-2875-S  TC278B SLIT  (48)        BX            6            0         6          0           0      3     6            0
TSE  104-40-3125-S  TC318B SLIT  (42)        BX            6            9        -3          0          11      4     8            0
TSE  104-40-3500-S  TC312B SLIT  (36)        BX           18            0        18          0           0      9    18            0
TSE  104-40-3625-0  TC358B (36)              BX           12            0        12          0           0      0     0            0
TSE  104-40-3625-S  TC358B SLIT  (36)        BX            2            0         2          0           0      1     2            0
TSE  104-40-4500-S  TC412B SLIT  (18)        BX            2            0         2          0           0      1     2            0
TSE  104-50-0500-0  TC12C (228)              BX           12            0        12          0           0      0     0            0
TSE  104-50-0625-0  TC58C (168)              BX           24            0        24          0           0      0     0            0
TSE  104-50-0625-S  TC58C SLIT  (168)        BX          237           38       199          0          92    125   225            0
TSE  104-50-0750-0  TC34C (138)              BX            0           58       -58         50          83     50    75            0
TSE  104-50-0750-S  TC34C SLIT  (138)        BX            0            0         0        113           0     50    75            0
TSE  104-50-0875-0  TC78C (132)              BX           12           25       -13          0         139     50    75            0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                     Qty         Qty                           Ordered                      Qty
Site Part Number    Description            U/M     on Hand     on Order Avail Qty In Transit  from Plant    Min   Max     To Order
------------------------------------------------------------------------------------------------------------------------------------
TSE  104-50-0875-S  TC78C SLIT (132)       BX           99            0        99         95         185    190   379            0
TSE  104-50-1102-S  TC115C SLIT (120)      BX           86           36        50          0           0     25    50            0
TSE  104-50-1125-0  TC118C (114)           BX           50            0        50          0           0     30    50            0
TSE  104-50-1125-S  TC118C SLIT (114)      BX          271           30       241          0          71    200   376            0
TSE  104-50-1375-0  TC138C (90)            BX            1            0         1          0           0      0     0            0
TSE  104-50-1375-S  TC138C SLIT (90)       BX           79            0        79          0           0     50    90            0
TSE  104-50-1625-0  TC158C (72)            BX            5            0         5          0           0      0     0            0
TSE  104-50-1625-S  TC158C SLIT (72)       BX           73            0        73          0           0     50    75            0
TSE  104-50-1875-0  TC178C (72)            BX           28            0        28          0           0      0     0            0
TSE  104-50-1875-S  TC178C SLIT (72)       BX           14            0        14          0           0      9    18            0
TSE  104-50-2125-0  TC218C (60)            BX            1            0         1          0           0      0     0            0
TSE  104-50-2125-S  TC218C SLIT (60)       BX           39            0        39         14           0     40    50            0
TSE  104-50-2375-0  TC238C (48)            BX            8            0         8          0           0      1     1            0
TSE  104-50-2375-S  TC238C SLIT (48)       BX           50            0        50          0           0     20    40            0
TSE  104-50-2625-S  TC258C SLIT (48)       BX           19            0        19          0           0     15    20            0
TSE  104-50-2875-S  TC278C SLIT (36)       BX            9            0         9          0           0      0     0            0
TSE  104-50-3125-S  TC318C SLIT (36)       BX            8            0         8          0           3      6    11            0
TSE  104-50-3500-0  TC312C (30)            BX            2            0         2          0           0      0     0            0
TSE  104-50-3500-S  TC312C SLIT (30)       BX            2            0         2          1           0      1     2            0
TSE  104-50-3625-S  TC358C SLIT (24)       BX            0            2        -2          0           2      0     0            0
TSE  104-50-4125-S  TC418C SLIT (24)       BX           25            0        25          0           0      0     0            0
TSE  104-50-4500-S  TC412C SLIT (18)       BX            4            0         4          0           0      3     5            0
TSE  104-60-0625-S  TC58D SLIT (120)       BX            3            0         3          0           0      2     3            0
TSE  104-60-0750-S  TC34D SLIT (120)       BX            1            0         1          0           0      0     0            0
TSE  104-60-0875-0  TC78D (90)             BX            1            0         1          0           0      0     0            0
TSE  104-60-0875-S  TC78D SLIT (90)        BX           21            0        21          0           0     14    27            0
TSE  104-60-1125-S  TC118D SLIT (78)       BX            3            0         3          0           0      2     3            0
TSE  104-60-1375-S  TC138D SLIT (60)       BX            2            0         2          0           0      1     2            0
TSE  104-60-1625-S  TC158D SLIT (48)       BX            2            0         2          0           0      1     2            0
TSE  104-60-2125-0  TC218D (36)            BX            1            0         1          0           0      0     0            0
TSE  104-60-2125-S  TC218D SLIT (36)       BX            5            0         5          0           0      2     5            0
TSE  104-60-2625-S  TC258D SLIT (30)       BX           16            0        16          0           0      1     3            0
TSE  104-60-3125-S  TC318D SLIT (24)       BX           23            0        23          0           0      0     0            0
TSE  108-35-0375-0  TC38A SEAM-SEAL (600)  BX            0            0         0          1           1      1     1            0
TSE  108-35-0500-0  TC12A SEAM-SEAL (480)  BX            3            0         3          0           0      2     3            0
TSE  108-35-0625-0  TC58A SEAM-SEAL (390)  BX           48            0        48          0           0     30    40            0
TSE  108-35-0750-0  TC34A SEAM-SEAL (330)  BX            0            2        -2          7           7      3     5            0
TSE  108-35-0875-0  TC78A SEAM-SEAL (294)  BX           45            0        45          0           0     25    50            0
TSE  108-35-1125-0  TC118A SEAM-SEAL (240) BX            6            0         6          0           0      4     8            0
TSE  108-35-1375-0  TC138A SEAM-SEAL (192) BX            7            0         7          0           0      2     4            0
TSE  108-35-1625-0  TC158A SEAM-SEAL (132) BX            4            0         4          0           0      1     1            0
TSE  108-35-1875-0  TC178A SEAM-SEAL (108) BX            6            0         6          0           0      0     0            0
TSE  108-35-2125-0  TC218A SEAM-SEAL (96)  BX            1            0         1          1           1      1     2            0
TSE  108-45-0375-0  TC38B SEAM-SEAL (450)  BX            4            0         4          0           0      1     1            0
TSE  108-45-0625-0  TC58B SEAM-SEAL (324)  BX           65            1        64         33          34     49    98            0
TSE  108-45-0750-0  TC34B SEAM-SEAL (264)  BX           11            0        11          0           0      1     1            0
TSE  108-45-0875-0  TC78B  SEAM-SEAL (210) BX           38            4        34        115          74     77   153            0
TSE  108-45-1125-0  TC118B SEAM-SEAL (168) BX           18            1        17         37          38     28    56            0
TSE  108-45-1375-0  TC138B SEAM-SEAL (144) BX            4            0         4          7          12      8    16            0
TSE  108-45-1625-0  TC158B SEAM-SEAL (120) BX            0            2        -2         10          18      8    16            0
TSE  108-45-1875-0  TC178B SEAM-SEAL (90)  BX            0            3        -3          6           6      1     3            0
TSE  108-45-2125-0  TC218B SEAM-SEAL (72)  BX            0            4        -4         17          17      7    14            0
TSE  108-45-2375-0  TC238B SEAM-SEAL (72)  BX            3            0         3          0           0      2     3            0
TSE  108-45-2625-0  TC258B SEAM-SEAL (60)  BX            0            4        -4          4           4      0     0            0
TSE  108-45-2875-0  TC278B SEAM-SEAL (48)  BX            5            0         5          0           0      0     0            0
TSE  108-45-3125-0  TC318B SEAM-SEAL (42)  BX            7            0         7          0           0      2     3            0
TSE  108-45-3500-0  TC312B SEAM-SEAL (36)  BX           21            0        21          0           0      0     0            0
TSE  108-45-3625-0  TC358B SEAM-SEAL (36)  BX            2            0         2          0           0      0     0            0
TSE  108-45-4125-0  TC418B SEAM-SEAL (30)  BX           16            0        16          0           0      1     2            0
TSE  108-45-4500-0  TC412B SEAM-SEAL (18)  BX            1            0         1          0           0      1     1            0
TSE  108-55-0625-0  TC58C SEAM-SEAL (168)  BX           17            3        14         21          56     45    70            0
TSE  108-55-0750-0  TC34C SEAM-SEAL (138)  BX            2            0         2          0           0      0     0            0
TSE  108-55-0875-0  TC78C SEAM-SEAL (132)  BX          136            5       131          0           0     88   150            0
tse  108-55-1125-0  TC118C SEAM-SEAL (114) BX           28            4        24         42          46     40    70            0
tse  108-55-1375-0  TC138C SEAM-SEAL (90)  BX           19            2        17         21          23     20    40            0
tse  108-55-1625-0  TC158C SEAM-SEAL (72)  BX           30            0        30          0           0     20    35            0
tse  108-55-2125-0  TC218C SEAM-SEAL (60)  BX           32            1        31          0           0     20    35            0
tse  108-55-2375-0  TC238C SEAM-SEAL (48)  BX            4            0         4          0           0      3     5            0
tse  108-55-2625-0  TC258C SEAM-SEAL (48)  BX           10            0        10          0           0      5    10            0
tse  108-55-3125-0  TC318C SEAM-SEAL (36)  BX            2            0         2          0           0      1     2            0
tse  108-55-4125-0  TC418C SEAM-SEAL (24)  BX            7            0         7          0           0      1     2            0
tse  108-65-0625-0  TC58D SEAM-SEAL (120)  BX            5            0         5          0           0      2     4            0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                            Qty      Qty                             Ordered                  Qty
Site  Part Number         Description               U/M   on Hand  on Order  Avail Qty  In Transit  from Plant   Min   Max  To Order
------------------------------------------------------------------------------------------------------------------------------------
tse   108-65-0750-0       TC34D SEAM-SEAL (120)      BX         1         0          1           0           0     0     0         0
tse   108-65-0875-0       TC78D SEAM-SEAL (90)       BX        11         1         10           0           0     7    13         0
tse   108-65-1125-0       TC118D SEAM-SEAL (78)      BX         3         0          3           0           0     2     3         0
tse   108-65-1375-0       TC138D SEAM-SEAL (60)      BX        13         0         13           0           0     4     7         0
tse   108-65-1625-0       TC158D SEAM-SEAL (48)      BX         4         2          2           0           3     2     5         0
tse   108-65-2125-0       TC218D SEAM-SEAL (36)      BX        11         0         11           0           0     2     5         0
tse   108-65-2625-0       TC258D SEAM-SEAL (30)      BX        15         0         15           0           0     2     5         0
tse   108-65-3125-0       TC318D SEAM-SEAL (24)      BX         5         0          5           0           0     1     2         0
tse   110-30-0216-0       TCS38 3/8X36"X48" (216SF   BX         1         0          1           0           0     0     0         0
tse   110-40-0168-0       TCS12 1/2X36"X48" (168SF   BX         3         0          3           0           0     0     0         0
tse   1800-0012-48110-00  1/2" X 36" X 48" (12)      bx        21         0         21          35          35    28    56         0
tse   1800-0012-48110-70  R180FS 1/2" X 48" X 70'    BX        19         1         18           0           0     9    19         0
tse   1800-0014-48110-00  1/4" X 36" X 48" (24)      bx         7         1          6           0           0     3     7         0
tse   1800-0014-48110140  R180FS 1/4" X 48" X 140'   BX        20        13          7           0          17    12    24         0
tse   1800-0018-48110-00  1/8" X 36" X 48" (48)      bx        10         0         10           0           0     6    11         0
tse   1800-0018-48110-50  1/8" X 48" X 50 FT.        bx      15.5         0       15.5           0           0     3     5         0
tse   1800-0034-48110-00  3/4" X 36" X 48"  (8)      bx        70         0         70           0           0    50    75         0
tse   1800-0034-48110-50  3/4" X 48" X 50 FT         BX        70         1         69           0           0    50    75         0
tse   1800-0038-48110-00  3/8" X 36" X 48" (18)      bx        14         3         11           0           0     2     3         0
tse   1800-0038-48110100  R180FS 3/8" X 48" X 100'   BX        14         0         14           0           0     7    13         0
tse   1800-0058-48110-50  5/8" X 48" X 50 FT.        BX        12         0         12           0           0     6    12         0
tse   1800-1000-48110-00  1" X 36" X 48"   (6)       bx        21         0         21          13          19    20    40         0
tse   1800-1000-48110-35  R180FS 1" X 48" X 35'      BX        29         0         29           0           0    14    29         0
tse   1800-1012-48110-00  1-1/2" X 36" X 48" (4)     bx         3         0          3           0           0     0     0         0
tse   1800-1012-48110-25  1-1/2" X 48" X 25 FT.      BX        33         0         33           0           0     4     8         0
tse   1800-2000-00018-08  1/8"x2"x30'                bx        62         0         62           0          21    42    83         0
tse   1800-2000-48110-15  R180FS 2" X 48" X 15'      BX        10         0         10           0           0     5    10         0
tse   1800-2000-48110-25  2" X 48" X 25 FT.          BX        39         0         39           0           0     0     0         0
tse   441-104-06          INLK 6-5/8 X 1/2 (312)     BX         1         0          1           0           0     0     0         0
tse   441-184-06          INLK 6-1 1/8 X 1/2 (168)   BX         6         0          6           0           0     0     0         0
tse   442-103-62          1600-5/8 X 3/8 (1600)      BX       128         0        128           0           0     0     0         0
tse   442-123-58          1400-3/4 X 3/8 (1400)      BX        31         0         31           0           0     0     0         0
tse   442-143-56          1200-7/8 X 3/8 (1200)      BX        11         0         11           0           0     0     0         0
tse   442-183-50          800-1 1/8 X 3/8 (800)      BX         6         0          6           0           0     0     0         0
tse   444-063-06          6-3/8 X 3/8 (648)          BX         6         0          6           0           0     0     0         0
tse   444-064-06          6-3/8 X 1/2 (420)          BX        15         0         15           0           0     0     0         0
tse   444-065-06          6-3/8 X 3/4 (258)          BX        15         0         15           0           0     0     0         0
tse   444-083-06          6-1/2 X 3/8 (480)          BX         5         0          5           0           0     0     0         0
tse   444-103-06          6-5/8 X 3/8 (396)          BX        19         0         19           0           0    15    20         0
tse   444-104-06          6-5/8 X 1/2 (312)          BX        10         0         10           6           6     8    16         0
tse   444-105-06          6-5/8 X 3/4 (180)          BX        20         0         20           0           0     0     0         0
tse   444-123-06          6-3/4 X 3/8 (354)          BX        19         0         19           0           0    15    20         0
TSE   444-124-06          6-3/4 X 1/2 (270)          BX        22         0         22           0           0    15    20         0
TSE   444-143-06          6-7/8 X 3/8 (288)          BX        21         0         21           0           0    15    20         0
TSE   444-144-06          6- 7/8 X 1/2 (216)         BX        17         0         17           0           0    11    22         0
TSE   444-145-06          6-7/8 X 3/4 (126)          BX        33         0         33           0           0     0     0         0
TSE   444-184-06          6-1 1/8 X 1/2 (168)        BX         7         0          7           0           0     4     8         0
TSE   444-185-06          6-1 1/8 X 3/4 (90)         BX        21         0         21           0           0     2     3         0
TSE   444-224-06          6-1 3/8 X 1/2 (120)        BX         4         0          4           0           0     2     3         0
TSE   444-225-06          6-1 3/8 X 3/4 (78)         BX        27         0         27           0           0     2     5         0
TSE   444-244-06          6-1 1/2 IPS X 1/2 (108)    BX         7         0          7           0           0     0     0         0
TSE   444-245-06          6-1 1/2 IPS X 3/4 (66)     bx        14         0         14           0           0     0     0         0
TSE   444-264-06          6-1 5/8 X 1/2 (108)        BX         2         0          2           0           0     1     2         0
TSE   444-265-06          6-1 5/8 X 3/4 (72)         BX        13         0         13           0           0     0     0         0
TSE   444-304-06          6-2 1/8 X 1/2 (60)         BX         2         0          2           0           0     1     2         0
TSE   444-305-06          6-2 1/8 X 3/4 (60)         BX        12         0         12           0           0     0     0         0
TSE   444-444-06          6-4 IPS X 1/2 (24)         BX         1         0          1           0           0     0     0         0
TSE   445-023-06          6-1/4 X 3/8 (882)          BX        11         0         11           0           0     1     2         0
TSE   445-062-06          6-3/8 X 1/4 (840)          BX         7         0          7           0           0     1     2         0
TSE   445-063-06          6-3/8 X 3/8 (690)          BX        18         0         18           0           0    10    21         0
TSE   445-064-06          6-3/8 X 1/2 (456)          BX        11         0         11           0           0     6    11         0
TSE   445-083-06          6-1/2 X 3/8 (510)          BX         7         0          7           0           3     5    10         0
TSE   445-084-06          6-1/2 X 1/2 (360)          BX        57         0         57           0           0    30    61         0
TSE   445-085-06          6-1/2 X 3/4 (228)          BX         6         0          6           0           0     3     7         0
TSE   445-103-06          6-5/8 X 3/8 (426)          BX        84         3         81           0           0    43    86         0
TSE   445-104-06          6-5/8 X 1/2 (324)          BX       120         1        119           6           0    78   156         0
TSE   445-105-06          6-5/8 X 3/4 (180)          BX         8         0          8           0           3     6    11         0
TSE   445-106-06          6-5/8 X 1 (108)            BX        14         0         14           0           0     0     0         0
TSE   445-122-06          6-3/4 X 1/4 (450)          BX        10         0         10           0           0     1     3         0
TSE   445-123-06          6-3/4 X 3/8 (378)          BX       326         0        326           0           0   172   344         0
TSE   445-124-06          6-3/4 X 1/2 (270)          BX        60         0         60           0           0    31    62         0
TSE   445-125-06          6-3/4 X 3/4 (120)          BX        50         0         50          21           0    50    75         0

Insulation Product Line - Min-Max Report as of April 11, 2002
Product Lines 0501-0580 & R501-R580

------------------------------------------------------------------------------------------------------------------------------------
                                                      Qty      Qty                                Ordered                     Qty
Site  Part Number  Description                U/M   on Hand  on Order    Avail Qty   In Transit  from Plant   Min   Max    To Order
------------------------------------------------------------------------------------------------------------------------------------
TSE   445-126-06   6-3/4 X 1 (78)             BX          8         0            8            0           0     1      1          0
TSE   445-143-06   6-7/8 X 3/8 (318)          BX        664        17          647            0          72   386    771          0
TSE   445-144-06   6-7/8 X 1/2 (228)          BX        198         6          192           24          67   112    223          0
TSE   445-145-06   6-7/8 X 3/4 (126)          BX         46         4           42            0          25    50     75          0
TSE   445-146-06   6-7/8 X 1 (78)             BX         27         0           27            0           0    15     31          0
TSE   445-164-06   6-1 IPS X 1/2 (150)        BX          6         0            6            0           0     1      2          0
TSE   445-165-06   6-1 IPS X 3/4 (90)         BX          7         0            7            0           0     1      2          0
TSE   445-183-06   6-1 1/8 X 3/8 (216)        BX        168         9          159            0          64   112    223          0
TSE   445-184-06   6-1 1/8 X 1/2 (156)        BX        166         9          157            0          59   108    216          0
TSE   445-185-06   6-1 1/8 X 3/4 (90)         BX         83         0           83            0           0    46     92          0
TSE   445-186-06   6-1 1/8 X 1 (66)           BX         10         0           10            0           0     5     10          0
TSE   445-223-06   6-1 3/8 X 3/8 (168)        BX         12         0           12            0           0     8     16          0
TSE   445-224-06   6-1 3/8 X 1/2 (120)        BX         59         6           53            0          19    36     72          0
TSE   445-225-06   6-1 3/8 X 3/4 (78)         BX         20         0           20            0           0    13     27          0
TSE   445-226-06   6-1 3/8 x 1 (60)           BX         12         0           12            0           0     6     12          0
TSE   445-243-06   6-1 1/2 IPS X 3/8 (120)    BX         10         0           10            0           0     5     10          0
TSE   445-245-06   6-1 1/2 IPS X 3/4 (66)     BX         10         0           10            0           0     2      5          0
TSE   445-246-06   6-1 1/2 IPS X 1 (42)       BX          2         0            2            0           0     0      0          0
TSE   445-263-06   6-1 5/8 X 3/8 (150)        BX          9         0            9            0           0     4      9          0
TSE   445-264-06   6-1 5/8 X 1/2 (114)        BX         32         6           26            0           0    17     35          0
TSE   445-265-06   6-1 5/8 X 3/4 (72)         BX         45         0           45            0           0    27     53          0
TSE   445-266-06   6-1 5/8 X 1 (42)           BX          9         0            9            0           0     4      9          0
TSE   445-284-06   6-2 IPS X 1/2 (66)         BX          8         0            8            0           0     4      8          0
TSE   445-285-06   6-2 IPS X 3/4 (48)         BX          5         0            5            2           0     2      5          0
TSE   445-286-06   6-2 IPS X 1 (36)           BX          3         0            3            0           0     1      3          0
TSE   445-303-06   6-2 1/8 X 3/8 (96)         BX         12         2           10            0           0     7     13          0
TSE   445-304-06   6-2 1/8 X 1/2 (72)         BX         46         6           40            0           0    25     50          0
TSE   445-305-06   6-2 1/8 X 3/4 (60)         BX         13         3           10            0          15    20     25          0
TSE   445-306-06   6-2 1/8 X 1 (42)           BX         17         0           17            0           0     5     11          0
TSE   445-325-06   6-2 1/2 IPS X 3/4 (36)     BX          7         0            7            0           0     1      2          0
TSE   445-343-06   6-2 5/8 X 3/8 (72)         BX          5         0            5            0           0     2      3          0
TSE   445-344-06   6-2 5/8 X 1/2 (60)         BX         12         0           12            0           0     7     14          0
TSE   445-345-06   6-2 5/8 X 3/4 (42)         BX          5         0            5            2           0     3      6          0
TSE   445-346-06   6-2 5/8 X 1 (36)           BX         20         0           20            0           0     7     14          0
TSE   445-364-06   6-3 IPS X 1/2 (36)         BX          6         6            0            0           7     4      7          0
TSE   445-365-06   6-3 IPS X 3/4 (30)         BX          7         0            7            0           0     2      5          0
TSE   445-366-06   6 - 3IPS X 1 (30)          BX          1         0            1            0           0     1      1          0
TSE   445-384-06   6-3 1/8 X 1/2 (48)         BX          7         2            5            0           3     5     10          0
TSE   445-385-06   6-3 1/8 X 3/4 (36)         BX          5         0            5            0           0     3      6          0
TSE   445-386-06   6-3 1/8 X 1 (30)           BX          5         0            5            0           0     2      5          0
TSE   445-404-06   6-3 1/2 IPS X 1/2 (30)     BX         15         0           15            0           0     0      0          0
TSE   445-424-06   6-3 5/8 X 1/2 (36)         BX         22         0           22            0           0    12     24          0
TSE   445-425-06   6-3 5/8 X 3/4 (30)         BX          5         0            5            0           0     1      2          0
TSE   445-444-06   6-4 IPS X 1/2 (24)         BX          6         0            6            0           0     3      6          0
TSE   445-445-06   6-4 IPS X 3/4 (24)         BX          6         0            6            0           0     4      8          0
TSE   445-446-06   6-4 IPS x 1 (12)           BX          8         0            8            0           0     1      2          0
TSE   445-464-06   6-4 1/8 X 1/2 (24)         BX          9         0            9            0           0     4      9          0
TSE   445-465-06   6-4 1/8 X 3/4 (24)         BX          9         0            9            0           0     5      9          0
TSE   452-124-16   FS-1/4-3648 (312)          BX          3         0            3            0           0     0      0          0
TSE   452-164-16   FS-3/8-3648 (216)          BX          1         0            1            0           0     0      0          0
TSE   452-284-16   FS-3/4-3648 (108)          BX          1         0            1            0           0     0      0          0
TSE   478-042-03   CT-30-1/8-2 (12)           BX         23         0           23            0           0    14     27          0
TSE   473-006-18   TYPE B, 18 X 18 X 3/8 (1   BX         10         2            8            0           0     4     12          0
TSE   473-014-18   TYPE A, 18 X 18 X 7/8 (6   BX          1         0            1            0           0     0      0          0
TSE   906-32000    R-320 ADHESIVE PT (24)     BX          3         0            3            0           0     0      0          0
TSE   906-37300    R-373 ADHESIVE PT (24)     bx          7         1            6            0           0     1      1          0
TSE   907-32000    R-320 ADHESIVE QT (12)     BX          4         0            4            0           0     2      5          0
TSE   907-37300    R-373 ADHESIVE QT (12)     bx          1         0            1            0           0     1      1          0
TSE   908-32000    R-320 ADHESIVE GAL (4)     BX          0         9           -9           13           2     3      6          0
TSE   908-37300    R-373 ADHESIVE GAL (4)     bx         15         0           15            0           0     9     18          0
TSE   908-37400    374 INSUL COAT GAL (4)     bx         11         0           11            0           4     8     15          0
TSE   915-37300    R-373 ADH.1/2PT W/BT(24)   bx          5         0            5            0           0     0      0          0
TSE   916-32000    R-320 ADH. PT W/BT (24)    BX          5         0            5            0           8     6     13          0
TSE   916-37300    R-373 ADH. PT W/BT (24)    bx          3         0            3            0           0     2      4          0
TSE   917-37300    R-373 ADH. QT W/BT (12)    bx          1         0            1            0           0     0      0          0
TSE   948-32000    R-320 ADH 1/2 PINT W/BT    BX         22         0           22            0           0    10     19          0
TSE   948-37300    R-373 ADH 1/2 PINT W/BT    BX          8         0            8            0           0     5     10          0

                                    Exhibit H

RBX Products / Trademarks

  1. Rubber Tube/Rubber Tube with PSA
       a. Insul-Tube(R)180
       b. Insul-Tube(R)White
       c. Insul-Lock(R)II
       d. k-flex(R)ECO (green)
  2. Rubber Sheet/Rubber Sheet with PSA
       a. Insul-Sheet(R)1800
       b. Insul-Lock(R)Sheet
       c. k-flex(R)ECO sheet (green)
  3. PE Tube/PE Tube with PSA
       a. therma-cel(R)
       b. therma-cel(R)Seam Seal
  4. PE Sheet/PE Sheet with PSA
       a. therma-cel(R)Sheet
  5. Adhesives
       a. R-373, R-320
  6. Foam Tape/Cork Tape
       a. Insul-Tape(R)
       b. Cork Tape
  7. Miscellaneous
       a. Anti-vibration pads
       b. R 374 Coating

                                                                       EXHIBIT I


                                                         ------------------------
                                                            M. Lee Walter Jr.
                                                          General Sales Manager
                                                             4 years RBX
                                                            30 years Armacel
                                                         ------------------------

                                              ------------------    ------------------------
                                                  Mark Boliek             Mike Lepley
                                                Product Manager      National Accounts Mgr.
                                                  7 years RBX          2 years Nomaco
                                               7 years Halstead
                                              -------------------   ------------------------

                                             --------------------
                                                Asquith Assoc.
                                               Retail Rep. $1.0M
                                                  Thermwell
                                              Retail Acct. $3.0M
                                             --------------------
        ------------------------------------------------------------------------------------------------------------------
-------------------    --------------------  ------------------   ----------------------------- ---------------- -------------------
   Thom French             Julia Alacar          Ted Parker               Frank Dum               Pat Nelson         Gregg Carr
Northeast Reg. Mgr.     Southeast Reg. Mgr.  Southwest Reg. Mgr.  Central Reg.& Div. Tech. Mgr. Midwest Reg. Mgr.  Western Reg. Mgr.
   4 years RBX             New Hire RBX        6 years Nomaco           6 years Nomaco           1 year Nomaco      3 years RBX
 22 years Armacel        5 years Armacel       7 years Imcoa            4 years Imcoa             2 years RBX    3 years K-Flex Eco
                           (bilingual)          (bilinugal)
-------------------    --------------------  ------------------   ----------------------------- ---------------- -------------------
----------------- ------------------  ------------------   ------------------  ------------------  ------------------
C&I Distribution   C&I Distribution    C&I Distribution     C&I Distribution    C&I Distribution    C&I Distribution
   $1.5M/.5M          $3.0M/.1M           $1.5M/1.1M           $2.0M/.1M           $2.5M/.8M            $2.5M/.1M
 OEM Accounts        OEM Accounts        OEM Accounts         OEM Accounts        OEM Accounts        OEM Accounts
     $100k              $250k               $200K               $1.0M                $250K               $250K
----------------- ------------------  ------------------   ------------------  ------------------  ------------------
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
                 ATMS            Rhodes & Stafford      Goldmark         King Brainard       Christian Co.        Buche Assoc.
               HVACR Rep             HVACR Rep        Plumbing Rep         HVACR Rep           HVACR Rep.          HVACR Rep.
                 $750k                $1.5M              $600k              $1.0M                $750k              $1.4M
                Toronto            Charlotte NC         Dallas             St.Louis              Detroit         Denver/Phoenix
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
                Elco Sales        Steve Lee Assoc.     Ron Henson          Mundo Ent.          United PVF         Brady & Assoc.
               HVACR Rep             HVACR Rep        Plumbing Rep         HVACR Rep.           Buy-Sell            HVACR Rep
                 $3.3M                 $5.5M             $700k               $250K               $200K                $3.0M
               New England         Atlanta, Miami       Houston            Mexico City          Wayne MI.          LA, SF, Sea.
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
               Robt. Barclay     Mid South Mkting.     Talon Prod.         W.T. Leonard        Micheal Sales        Delco Sales
                 HVACR Rep           HVACR Rep.          C&I Rep.          Buy-Sell Rep          Buy-Sell          Buy-Sell Rep
                  $1.3M               $1.5M               $1.0M                $250K              $200K               $1.1M
                 Wash.DC           New Orleans            Texas            St. Louis Mo.         St.Paul            Los Angeles
           -------------------- -------------------- ----------------  -----------------  --------------------- -------------------
           -------------------- -------------------- ----------------                     --------------------- -------------------
               Stroh Sales       Sunbelt Marketing       McAdams                              Mfrs. Marketing         Repcor
                HVACR Rep          Buy-Sell Rep.        HVACR Rep                           $100k, Westfield IN    Buy-Sell Rep.
                 $1.3M                $1.7M              $2.75M                                   Libb Co.            $800K
              Philadelphia           Atlanta              Texas                              $100k Columbus OH     Sacremento CA
           -------------------- -------------------- ----------------                     --------------------- -------------------
           -------------------- -------------------- ----------------                     --------------------- -------------------
               Harry Ekloff        Carr Company        Pepco Sales                              Added Sales         Carhill Co
               Buy-Sell Rep.       Buy-Sell Rep.       Buy-Sell Rep                           $100k, Chicago         Buy-Sell
                 $600k               $1.3M               $1.6M                                  all others 1          $600K
               Baltimore             Miami               Dallas                                                    Los Angeles
           -------------------- -------------------- ----------------                     --------------------- -------------------
           -------------------- -------------------- ----------------                                           -------------------
               J&K Sales            Snider Inc.       Hugh Cunningham                                              Maple Sales
           Manchester NH, $400K    Buy-Sell Rep.        Buy-Sell Rep                                                 Buy-Sell
                Marplatt              $500k                $700k                                                      $500k
            Westbury NY. $300k      Charlotte              Dallas                                                 Denver/Phoenix
           -------------------- -------------------- ----------------                                           -------------------
           -------------------- -------------------- ----------------                                           -------------------
               C&C Mkting          Parks Peyton          PMI Sales                                               Kilman, Buy-Sell
           $200K , Endicott NY     Buy-Sell Rep         Buy-Sell Rep                                            Sacremento, $400k
             Preferred Sales          $400K                $500k                                                 Marshal Rodeno
            $200k, Pittsburgh      Baton Rouge            Houston                                                 Denver, $400K
           -------------------- -------------------- ----------------                                           -------------------
           -------------------- --------------------                                                            -------------------
             Associated Mkting.  Wiggs Haun Bowen                                                                 Bailey Sales
               $200k, Phila.     $300k, Nashville                                                                Seattle, $250K
             All others, $200k     all others 1                                                                   all others 1
                                   Nashville TN
           -------------------- --------------------                                                            -------------------

                                    Exhibit J

                            Nomaco Terms & Conditions

These are the Terms and Conditions of sale for Nomaco and each of its divisions ("Seller"). There are no other terms of sale unless Seller agrees in writing to different terms with you, the "Purchaser" of Seller's products:

1.       ACCEPTANCE OF ORDERS

Seller's offer to sell products to Purchaser or acceptance of Purchaser's order is expressly conditioned upon Purchaser's acceptance of these Terms and Conditions ("Terms"). Purchaser's acceptance, use or holding of Seller's products for 10 days after shipment also establishes Purchaser's acceptance of these Terms. Seller expressly rejects and objects to all new, different or additional terms of sale submitted by Purchaser. Seller also reserves the right to select its own customers and the right to reject any order. Affidavits or certificates of compliance must be requested when orders are placed.

2.       PRICES

All prices are subject to change without notice. Unless otherwise specified, orders will be shipped and invoiced at the price in effect at the time of shipment, and price adjustments for products in transit or in Purchaser's inventory will not be allowed. Any tax or other charge on the production, sale or shipment of the products imposed by federal, state or local governmental authorities will be added to the price to be paid by Purchaser.

3.       TERMS OF PAYMENT

Subject to the approval of Seller's credit department, terms of payment are those in effect for product sales as of the date of shipment. Purchaser is also responsible for amounts due under No. 10 below.

4.       DELIVERY

All product sales are F.O.B. Seller's place of shipment. Seller shall have no liability for delays, damage, or delivery failures occurring after the product is delivered to the carrier. Purchaser is solely liable for demurrage charges assessed at the destination. Product shortages and visibly damaged or defective products must be reported to Seller within 10 days of delivery. Purchaser may not withhold payment on uncontested product deliveries.

5.       TITLE AND RISK OF LOSS; SECURITY INTEREST

Title to and all risk of loss or damage to the products vests in Purchaser at the time Seller delivers the products to the carrier regardless of any shipping and insurance arrangements made by Seller on Purchaser's behalf. However, Seller reserves, until full payment is received, a purchase money security interest in each product delivered.

6.       RETURNS

Product returns will be accepted only after Purchaser receives Seller's prior written approval as follows: (a) For returns authorized due to Purchaser's rightful rejection or justifiable revocation of acceptance of the products, Seller will pay for reasonable commercial charges for the product return and, in addition, will, at Seller's option, refund or credit the full purchase price upon return of the products. No request for returns based on damaged or defective products will be approved unless received within the time periods set forth in No. 4 and No. 7; (b) Where Seller determines, in its sole discretion, to accept returns for the convenience of Purchaser, the products are to be returned to the point of shipment, at Purchaser's expense, properly packed. Seller will issue a credit for the quantity of product received at Seller's shipping point in resalable condition, as determined by Seller in its reasonable discretion, less: (i) 20% of the original purchase price for handling and reconditioning; or, if greater, (ii) the actual charges incurred.

7.       LIMITED WARRANTY; SPECIFICATIONS

All products sold are subject to the following limited warranty: Seller warrants that for a period of one year from the date of shipment the product will be free from defects in material and workmanship and is manufactured in all material respects to Seller's product specifications. Note: Seller's products may vary in details of design and construction from descriptions in any literature or from any sample, display or other model inspected by Purchaser.

SELLER DISCLAIMS ALL OTHER REPRESENTATIONS AND WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, IN FACT OR IN LAW, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS

FOR A PARTICULAR PURPOSE. Every claim under this limited warranty shall be deemed waived unless in writing and received by Seller within 10 days of delivery if visibly damaged or defective, and otherwise, within 30 days after the defect to which each claim related is discovered, or should have been discovered, but in no event longer than 1 year after product shipment.

8.       LIMITATION OF REMEDY

PURCHASER'S EXCLUSIVE REMEDY AND THE LIMIT OF SELLER'S LIABILITY FOR BREACH OF THE LIMITED WARRANTY SET FORTH IN No. 7, WHETHER BASED ON NEGLIGENCE, BREACH OF WARRANTY, STRICT LIABILITY, OR ANY OTHER THEORY, SHALL BE, AT SELLER'S OPTION, REPAIR, REPLACEMENT WITH A LIKE QUANTITY OF NONDEFECTIVE PRODUCT OR REFUND OF THE PURCHASE PRICE, PLUS REASONABLE COMMERCIAL CHARGES INCURRED FOR APPROVED RETURNS UNDER No. 6 ABOVE.

9.       NO RECOVERY OF CONSEQUENTIAL OR SPECIAL DAMAGES

SELLER SHALL NOT BE LIABLE FOR ANY CONSEQUENTIAL OR SPECIAL DAMAGES BASED ON NEGLIGENCE, BREACH OF WARRANTY, STRICT LIABILITY, OR ANY OTHER THEORY, FOR FAILURE TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT. ADDITIONALLY, CONSEQUENTIAL AND SPECIAL DAMAGES SHALL NOT BE RECOVERABLE EVEN IF THE REPAIR, REPLACEMENT OR REFUND REMEDY FOR SELLER'S BREACH OF ITS LIMITED WARRANTY FAILS OF ITS ESSENTIAL PURPOSE OR FOR ANY OTHER REASON.

10.      FORCE MAJEURE

Seller shall not be liable, nor deemed in default hereunder, for any failure or delay in delivering the products or in the performance of its other obligations to Purchaser hereunder, caused by or arising out of: (a) compliance in good faith with any applicable foreign or domestic governmental regulation or order of whatever nature and whether foreign, federal, state or local; (b) all acts of God (such as, but not limited to, floods, fires, or tornadoes); (c) strikes and other labor trouble; (d) delays or nonperformance by suppliers (or other third parties) of raw materials, power or other needed supplies or services; (e) delays or nonperformance by transporting carriers; and/or (f) any other cause, contingency, or circumstance not subject to the reasonable control of Seller affecting the performance of Seller's obligations hereunder. Seller shall determine in good faith the extent to which it can reasonably control a cause, contingency, or circumstance affecting its performance obligations.

11.      DEFAULT

In the event of Purchaser's default, Purchaser agrees to pay all costs and expenses, including reasonable attorneys' fees, incurred by Seller in the event Seller reasonably anticipates a default by Purchaser, whether involving collecting payments due or otherwise enforcing these Terms. Purchaser also agrees to pay Seller simple interest on unpaid amounts from due date at the lesser of 1-1/2% per month or the highest lawful rate.

12.      SEVERABILITY

If any of these provisions are determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remainder of these Terms shall be unaffected. Also there shall be substituted for the affected provision a valid and enforceable provision as similar as possible to the affected provision.

13.      MODIFICATION OR TERMINATION

These Terms and the specific order provisions contained on Seller's order set are the entire contract between the parties with respect to this order. This cancels and supersedes all previous agreements, confirmations, and terms of sale, oral or written. No waiver or modification of these Terms shall be binding upon Seller unless made in writing and signed by a duly authorized representative of Seller. Additional or different terms submitted by anyone other than Seller are specifically rejected and shall be deemed to be of no effect.

14.      GOVERNING LAW; JURISDICTION

This Agreement is to be governed by, and interpreted according to, the internal laws of the State of North Carolina without regard to its choice of law provisions. The parties consent to the jurisdiction of the state and federal courts in Raleigh, North Carolina and the effectiveness of service of process by certified United States mail.

                                    Exhibit K

Information provided by RBX to Nomaco:

    1. List of all invoices representing customer sales by RBX for both the Polyethylene and Rubber Insulation businesses (collectively, the "Insulation Business") during the year ended December 31, 2001. This invoice information included customer name, address, product and quantity purchased (SKU), and originating shipping point for the Insulation Business.
    2. List of all rebates paid to customers and invoice credits provided to customers by RBX for the Insulation Business for the years ended December 31, 2000 and 2001.
    3. List of the standard material, labor and burden costs of all units sold in the Insulation Business for the years ended December 31, 2000 and 2001.
    4. Schedule of sales, general and administrative overhead expenses for the Insulation Business by account for the years ended December 31, 2000 and 2001.
    5. List of published prices for the Insulation Business in effect as of December 31, 2001.
    6. List of customer payment terms and freight policies for each customer of the Insulation Business in effect for each customer at December 31, 2001.
    7. List of quantities of finished goods inventory by product line and location for the Insulation Business by warehouse location for the years ended December 31, 2000 and 2001.
    8. List of purchases by raw material item used in the Insulation Business and by supplier of such raw materials for the years ended December 31, 2000 and 2001.
    9. List of the "Days Outstanding" calculation for each location in the Insulation Business for the years ended December 31, 2000 and 2001.
    10. List of actual bad debt write-offs that pertain to the Insulation Business for the years ended December 31, 2000 and 2001.

Copies of each of the lists described in this Exhibit K are set forth in that certain RBX/Nomaco Disclosure Statement, dated April 26, 2002, copies of which have been retained by RBX and Nomaco.

                                    Exhibit L

Information provided by Nomaco to RBX:

     1. Access to and review of the audited balance sheet, income statement, and statement of cash flows of Nomaco Inc. as of and for the year ended December 31, 2001, together with the accompanying audit certificate of Romeo, Wiggins & Company, certified public accountants, related thereto. Such financial statements remained in the custody of Nomaco.

     2. List of 2001 Nomaco insulation sales by customer name, product number, product description, product line, quantity sold and invoice amount.

     3.   List of 2001 Nomaco insulation sales deductions by customer.

     4.   List of 2001 Nomaco rebate payments.

     5.   Information contained in data binder provided by Nomaco:
          Tabs
              A. CIP Strategic Plan 2002
              B. CIP Employees - Brief background, Position, salary and bonus history
              C. CIP Bonus programs
              D. List of buy-sell reps
              E. List of commercial customers
              F. Special pricing programs
              G. Buying group programs
              H. National Account programs
              I. Literature - includes price sheets, engineering support documents, presentation material, sample policies, standard technical answers, product specifications
              J. Standard terms and conditions policy
              K. Warranty policy
              L. Regional and National Sales Manager expectations
              M. Customer Advisory Council members names, addresses, phone, fax, e-mail, meeting notes, etc.
              N. Calendar of scheduled events - conferences, trade shows, committee meetings, etc.

Copies of the documents described in items 2 through 5 of this Exhibit L are set forth in the RBX/Nomaco Disclosure Statement, dated April 26, 2002, copies of which have been retained by RBX and Nomaco.